UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Securian Funds Trust
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

Securian Funds Trust

Annual Report

December 31, 2012

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

Advantus Bond Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus Index 500 Fund

Advantus International Bond Fund

Advantus Index 400 Mid-Cap Fund

Advantus Real Estate Securities Fund

Financial security
  for the long run ®

Letter from the President

The economy in 2012, while less than buoyant, turned in a modestly positive performance. Growth continued at a low rate. Employment improved, concerns over European sovereign debt decreased, and the housing sector at long last showed signs of recovery. In the markets, equity and fixed income investors both enjoyed solid returns.

Fiscal cliff negotiations captured the market's attention over the fourth quarter. A last-minute agreement averted the broadest tax increases and deepest spending cuts, but those hoping for a "grand bargain" of long-term tax and entitlement program reforms were disappointed.

The Federal Reserve announced in December that it would keep interest rates low until unemployment falls to 6.5 percent, or its projection for longer term inflation rises above 2.5 percent. The announcement reinforces the likelihood that rates will remain low perhaps into 2015.

Equities turned in a very strong year. The Standard & Poor's 500 finished up 16.00 percent for the year. S&P 500 stocks overall are priced at 14-15 times future earnings, which on a historical basis is right in the mid-range of price-to-earnings ratios. Any signs that earnings will improve could send stocks higher in 2013.

European stocks also performed well, with the MSCI Europe Index up 19.12 percent for the year. Greater certainty in the euro and in European Central Bank monetary policy, along with relatively high dividend yields, helped push European stocks up from their previously low levels.

Fixed income returns were in the high single digits for the fourth year in a row, atypical of the fixed income sector. In a search for yield, investors turned to higher risk fixed income securities, leading to a very strong year for high-yield issues. The Citigroup High Yield Index finished up 15.17 percent for 2012. Companies continue to issue new fixed income securities, taking advantage of low rates to refinance and issue debt for longer maturities. While rates on new issues are low, investor demand remains high.

After almost five years of crawling along, it appears that the housing market is ready to stand up and walk. The National Association of Realtors reported that November sales of existing homes reached their highest level in three years.

Commercial real estate finished a strong 2012 with the sector's economic fundamentals in good condition, and likely to remain that way, given an improving economy. Building activity however, is muted, with the exception of apartments and some new office construction in San Francisco and New York.

Uncertainty over government policy and the economy's direction has held back business owners for several years now. There may be considerable pent-up demand which, if released, could set up a positive scenario for businesses and the economy. From our perspective, we expect the economy to continue to make slow progress. Growth in Gross Domestic Product (GDP) rose about 1.9 percent in 2012, still short of the 3 percent that is considered to be the measure of a healthy U.S. economy. We keep inching along toward normal.

Sincerely,

David Kuplic
President, Securian Funds Trust

Performance Update

Christopher Sebald, CFA, David Land, CFA and Thomas Houghton, CFA, Portfolio Managers

The Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

Advantus Bond Fund

How did the Fund perform during the past 12 months?

The Fund's Class 2 shares generated a total net return of 7.42 percent* over the 12 months ending December 31, 2012, outperforming the Barclays Capital U.S. Aggregate Bond Index**, which returned 4.21 percent.

What influenced the Fund's return during the past 12 months?

Overall in 2012, Western economies continued to be weighed down by huge debts, and as a result, plagued by slow growth. But this was the year where monetary authorities gained the upper hand over the crisis, borrowing rates declined broadly, the housing market improved and market returns were much more appealing to investors overall.

The bond market, especially the non-government bond sector (including corporate bonds), did especially well in this environment as yields fell while investors clamored for anything with yield. Returns for corporate bonds were significantly above coupons as spreads narrowed dramatically over the year. Stock returns were also attractive as all risk assets began to respond to a slightly better economic outlook.

What other market conditions or events influenced the Fund's return during the past 12 months?

The year began with the European Central Bank (ECB) providing significant stimulus and shaking the market's concern of a meltdown in Europe. In addition, the U.S. economy got off to a much better start than expected—so much so that bond investors were worried early in the year that rates might even rise. However, this was followed by another second quarter slowdown in growth—for the third year in a row. As has been the case in the past, the Fed jumped into action at the first signs of a slowdown and instituted Operation Twist to keep long-term interest rates low. Upon this action and with further guidance that the Fed would continue to keep the funds rate low for a long time, interest rates fell and the 10-year Treasury yield reached a new all-time low in late July.

Even as the markets stabilized, policymakers continued to provide stimulus by pledging unlimited support in terms of lending capacity for stressed countries in Europe. Moreover, the Fed essentially went "all in" by pledging that rates would stay low until the unemployment rate fell to 6.5 percent, or its projection for longer term inflation rises above 2.5 percent—further extending the time frame for its easy monetary policy.

What strategies and techniques did you employ that specifically affected Fund performance?

Based on our views for continued strong support from monetary authorities, continued low interest rates and a resulting "muddling-through" of economic growth, we increased exposure to risk early on, particularly in corporate bonds and commercial mortgage-backed securities (CMBS). We reduced our exposure to corporates and CMBS slightly during the second quarter, when we again faced another mid-year economic slowdown. Wider spreads provided another decent entry point for corporates at the end of the second quarter and into the third quarter. We added further to our corporate bond exposure during the fourth quarter, primarily in the financial and utility sectors.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

We emphasized corporate bonds and CMBS. In the corporate sector, financials, utilities and transportation bonds were a particular point of emphasis for the Fund. In financials we increased exposure in banks and REITs, where fundamentals continue to improve and valuations are still relatively attractive. In the utility space we increased our exposure to the pipelines, which we believe should continue to benefit from U.S. shale-driven infrastructure demand over the next several years. In the industrial sector we took profits in capital goods in the fourth quarter, where spreads were near the lowest levels of the year, and rotated back into the energy space. In the structured finance sectors we took profits on MBS and raised our exposure in CMBS towards the end of the year.

In 2013 we will still be faced with issues surrounding the large U.S. government debt load and how it will be managed over the next three to five years. This will likely continue to generate significant volatility in the markets as there is clearly no political consensus towards resolution.

Despite these problems, the U.S. economy should continue to show some bright spots with housing continuing to be the primary one. We've contended for a while that an upturn in housing is the key to experiencing growth that is anything near normal. Home prices, as reflected by the Case-Shiller Index, rose roughly 5 percent last year and mortgage lending was also up 5 percent. We think housing could experience a virtuous cycle continuing in 2013 that positively impacts consumer spending and employment, and in turn, provides a further boost to housing by relieving some of the consumer indebtedness.

Corporations continue to be in good shape and although spreads have narrowed in 2012, there is less concern that corporate spreads should widen in the environment we are envisioning.

From a long-term perspective, interest rates still remain very low. The prospect for rates to remain low is good based on the Fed's and other monetary authorities' policies. However, we think there is a chance interest rates could begin to move higher, especially if we get a near-term budget accord around the debt ceiling. A move higher in rates would take them from the current "super low" levels to merely "low" levels more typical of what we saw in the latter half of 2011.

Ten Largest Bond Holdings

Security description	Market value	% of bond fund
U.S. Treasury Bond 0.750%, 12/31/17	$7,512,307	2.1%
U.S. Treasury Note 5.375%, 02/15/31	7,301,663	2.0%
U.S. Treasury Note 0.625%, 11/30/17	7,135,950	2.0%
U.S. Treasury Bond 2.750%, 08/15/42	6,310,359	1.8%
Federal National Mortgage Association 4.500%, 07/01/41	5,262,956	1.5%
Federal National Mortgage Association 3.000%, 01/01/28	5,008,199	1.4%
Federal National Mortgage Association 3.500%, 11/01/41	4,932,105	1.4%
HSBC Bank USA NA 6.000%, 08/09/17	3,680,495	1.0%
Daimler Finance North America LLC 1.300%, 07/31/15	3,470,027	1.0%
Port Authority of New York & New Jersey 4.926%, 10/01/51	3,385,093	0.9%
BNSF Funding Trust I 6.613%, 12/15/55	3,242,525	0.9%
	$57,241,679	16.0%

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Bond Fund,
Barclay's Capital U.S. Aggregate Bond Index**, and Consumer Price Index

On the chart above you can see how the Bond Fund's Class 2 shares total return compared to the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2002 through December 31, 2012, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

Thomas Houghton, CFA Portfolio Manager

The Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

Advantus Money Market Fund

How did the Fund perform during the past 12 months?

The Fund returned 0.00 percent* on a net basis during 2012, while the three-month Treasury bill returned 0.12 percent. This return reflects the waiver, reimbursement or payment of certain of the Fund's expenses by its investment advisor and principal underwriter.+

What influenced the Fund's return during the past 12 months?

The return on the Fund for the year was 0.17 percent before expenses. While higher than the return of the three-month Treasury bill, the return was not large enough to compensate for the expenses of managing the Fund.

What other market conditions or events influenced the Fund's return during the past 12 months?

The short end of the Treasury yield curve (and across the curve in general) barely budged during the year. Money market rates have been yielding near zero percent for over four years now.

Low Treasury bill rates once again acted as an anchor on most other money market rates. Yields on 90-day commercial paper remained near zero, generally ranging from 0.05 percent to 0.15 percent. Agency discount notes generally yielded less than 0.05 percent. As concerns about the European fiscal situation subsided, the London Interbank Offered Rate (LIBOR) dropped in yield as well, collapsing from 0.55 percent to about 0.30 percent. Yields on many floating rate corporate securities and short asset-backed securities (ABS) generally move with the LIBOR, so rates also generally collapsed for those asset classes. Yields on short-dated ABS dropped from about 0.50 percent to less than 0.30 percent at the end of the year.

What strategies and techniques did you employ that specifically affected Fund performance?

We kept the weighted average days to maturity near the higher end of the 60-day maximum through most of the year to capture as much yield as possible further out on the money-market interest rate curve. The Fund's performance continues to be driven by its strategy of investing in high-quality U.S. corporate commercial paper (rated at least A-1 by Standard & Poor's and at least P-1 by Moody's). This strategy remains a sound alternative for investors seeking a high degree of safety and liquidity. Commercial paper, however, currently offers little yield above government agency discount notes and Treasury bills of similar maturities. We continue to provide some additional yield for the Fund by investing in more short-dated ABS. However, those yields have dropped as well and generally offer only about 0.15 to 0.20 percent more yield than high quality commercial paper.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

We invested primarily in high quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's) and high quality, short-dated ABS. We also invested in short-term discount notes issued primarily by the government-sponsored agencies Fannie Mae and Freddie Mac. The Fund benefited from its holdings in longer-dated securities of several high quality firms.

Given the Fed's explicit commitment to keeping rates low until at least 2015, we see little impetus for money market rates to move up over the next year. We will continue to look for securities tied to LIBOR, but that strategy will only incrementally add to the overall portfolio yield. Most offerings in the short term market are still fixed-rate and will continue to remain compressed. Given our interest rate outlook, it is likely that rates in the Fund will continue to remain near zero.

* The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

+ Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of Advantus Money Market Fund), Advantus Capital Management, Inc. (Advantus Capital) and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. For the year ended December 31, 2012, the advisory, 12b-1 distribution and other fee waivers totaled $304,676, $253,897 and $107,552 respectively (including expenses waived under the prior agreement with Advantus Series Fund, Inc.). These amounts are reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2012, Advantus Capital and Securian Financial have collectively waived a cumulative total of $2,126,775 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,967,420 was eligible for recovery by Advantus Capital and Securian Financial as of such date. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following May 1, 2013, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

Performance Update

Christopher Sebald, CFA and David Land, CFA Portfolio Managers

The Mortgage Securities Fund seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Fund will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the Mortgage Securities Fund may fluctuate in response to changes in interest rates and is not guaranteed.

Advantus Mortgage Securities Fund

How did the Fund perform during the past 12 months?

The Fund's Class 2 shares generated a net return of 3.49 percent* over the 12 months ended December 31, 2012, outperforming the Barclays Capital U.S. Mortgage-Backed Securities Index** which returned 2.59 percent.

What influenced the Fund's return during the past 12 months?

Yields on Treasuries were mixed for the year. The yield curve was largely unchanged, though intermediate rates fell. Following a familiar pattern, the economy started the year strong and faded into the second quarter. As has been the case in the past, the Fed jumped into action at the first signs of a slowdown and instituted Operation Twist to keep long-term interest rates low. Upon this action and with further guidance that the Fed would continue to keep the funds rate low for a long time, interest rates fell and the 10-year Treasury yield reached a new all-time low in late July.

What other market conditions or events influenced the Fund's return during the past 12 months?

Our exposures to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) were beneficial to the Fund. CMBS produced strong excess returns over Treasuries. The actions of the Federal Reserve are driving spreads tighter on non-government bonds which is beneficial to ABS and CMBS. In addition, both sectors have a favorable technical outlook, where demand is likely to outweigh supply for the near future. Agency mortgages are also benefiting from Fed bond buying. We continue to focus on mortgage pools that are likely, in our estimation, to prepay slower than generic pools.

We've contended for a while that an upturn in housing is the key to experiencing economic growth that is anything near normal. Home prices, as reflected by the Case-Shiller Index, rose roughly 5 percent last year and mortgage lending was also up 5 percent. A rise in home prices helps the tone of the non-government guaranteed mortgage market. It also reduces the number of homeowners who are underwater on their mortgages, which loosens a constraint on homeowners refinancing their mortgage.

What strategies and techniques did you employ that specifically affected Fund performance?

The majority of the portfolio remains invested in agency mortgages. We try to select mortgage pools that have more stable prepayments than the general market. We have traditionally found value in ABS and CMBS, and our participation in these sectors is unlikely to change. CMBS and ABS provide the portfolio with stable cash flows and incremental yield.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

Agency pass-throughs make up the majority of the portfolio, with additional exposures to CMBS and ABS.

We believe a sustainable housing recovery is underway. Rising home prices and rising apartment rents may bring additional buyers into the home market. We are optimistic that household formation will return to its pre-recession levels and provide an additional demand for housing. However, underwriting standards remain tight and may limit the scope of the recovery. Tight underwriting standards leave some credit-worthy borrowers unable to obtain credit, and constrain the amount of new mortgage origination. It is possible that mortgage origination standards could ease in 2013. However, regulators are still working on defining national lending standards.

Regardless of lending standards, Fannie Mae and Freddie Mac are charging lenders more to guarantee their mortgages. Ultimately this cost will be passed on to consumers. The regulators of Fannie Mae and Freddie Mac hope that by raising the guarantee fee, private capital can be attracted into the mortgage market. We believe by the end of 2013 a nascent private market is likely to emerge.

The fixed income markets have enjoyed positive returns in 2012. Spread premiums on non-government bonds have less room to contract. Therefore, generating strong excess returns in 2013 is going to be more challenging.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Mortgage Securities Fund,
Barclay's Capital U.S. Mortgage-Backed Securities Index**, and Consumer Price Index

On the chart above you can see how the Mortgage Securities Fund's Class 2 shares total return compared to the Barclays Capital U.S. Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2002 through December 31, 2012, assuming reinvestment of distributions, if any.

Performance Update

James Seifert Portfolio Manager

The Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

Advantus Index 500 Fund

How did the Fund perform during the period?

For the twelve month period ending December 31, 2012, the Fund's Class 2 shares finished up with a net return of 15.42 percent*. For the same period, the S&P 500 Index** (the Index) was up 16.00 percent.

What influenced the Fund's return during the past 12 months?

The Fund is passively managed. The portfolio is fully invested and holds all 500 names at published float-adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index.

All sectors posted positive annual returns. The financial sector ended the year with the strongest return of 28.66 percent. Consumer cyclical names followed with a 26.37 percent return. In terms of size, decile one, (decile segments consist of 50 names) consisting of the mega-cap names and representing a 50 percent weight in the Index, ended the period with a return of 15.49 percent. Decile nine and ten, representing the 100 smallest market cap names in the Index, ended the year with the top two annual decile returns of 20.08 and 21.41 percent gains.

What other market conditions or events influenced the Fund's performance during the period?

The markets were helped by economic news that, while less than buoyant, was generally positive. Falling gas prices left more money in consumers' pockets. Leading U.S. economic indicators stabilized, the housing market showed signs of strength and a negative trend in corporate earnings appeared to be turning around.

The Federal Reserve continued to make its presence known, announcing in the fourth quarter that it would keep interest rates low until unemployment falls to 6.5 percent, or its projection for longer term inflation rises above 2.5 percent.

What is your outlook going forward?

Stocks now appear to have good relative value in comparison to bonds. Broad market indices are priced at 14-15 times future earnings, which on a historical basis is right in the mid-range of price-to-earnings ratios.

Uncertainty over government policy and the direction of the economy has held back business owners for several years now. There may be pent-up demand which, if released, could set up a positive scenario for businesses and the economy. Any sign that earnings will improve could send stocks higher in 2013.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

+ "Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Securian Funds Trust—Advantus Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock fund
Apple, Inc.	31,571	$16,828,290	3.9%
Exxon Mobil Corp.	153,015	13,243,448	3.1%
General Electric Co.	351,927	7,386,948	1.7%
Chevron Corp.	65,684	7,103,068	1.7%
International Business Machines Corp.	35,646	6,827,991	1.6%
Microsoft Corp.	254,216	6,795,194	1.6%
Johnson & Johnson	93,005	6,519,651	1.5%
AT&T, Inc.	190,624	6,425,935	1.5%
Google, Inc.	8,933	6,336,802	1.5%
The Procter & Gamble Co.	91,762	6,229,722	1.5%
		$83,697,049	19.6%

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 500 Fund,
S&P 500® Index**, and Consumer Price Index

On the chart above you can see how the Index 500 Fund's Class 2 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2002 through December 31, 2012, assuming reinvestment of distributions, if any.

Performance Update

Michael Hastenstab, Ph.D. Portfolio Manager Franklin Advisers, Inc.

The International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Franklin Advisers, Inc. provided investment advice to the International Bond Fund under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

Advantus International Bond Fund

How did the Fund perform during the past 12 months?

The Fund's Class 2 shares had a net return of 16.20 percent* for the year ended December 31, 2012, while the Citigroup World Government Bond Index** returned 1.65 percent.

What influenced the Fund's return during the past 12 months?

The Fund outperformed its benchmark in 2012 primarily due to currency positions, followed by interest rate strategies and sovereign credit exposures. The Fund's overweighted currency exposure in Asia ex-Japan contributed to relative performance. The Fund's large underweighted exposure to the Japanese yen contributed significantly to relative results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Nevertheless, select overweighted duration exposures in Latin America and Asia ex-Japan contributed to relative performance.

What other market conditions or events influenced the Fund's return during the past 12 months?

The fourth quarter of 2012 saw continued negotiation in the United States over a series of scheduled tax rate increases and spending cuts that would take place barring further action by policymakers. These negotiations over the so-called "fiscal cliff" did not show signs of concluding in a grand fiscal bargain to address long-term fiscal problems in the United States. Our expectation is that policymakers are not likely to immediately address these issues. The U.S. Federal Reserve (Fed) continued its historic quantitative easing program and announced explicit thresholds for inflation and unemployment past which it could begin raising interest rates.

While European economic activity continued to stagnate, investors have become increasingly of the view that a challenging growth environment in the eurozone is not likely to lead the monetary union to break apart. As these fears eased, we have seen continued compression in credit spreads, but we do not believe that Europe's problems have been resolved. While positive developments have continued, particularly toward resolution of Spanish banking issues along with the beginnings of a blueprint for a deeper fiscal union, much work remains to be done. Going forward, we expect that further periods of anxiety may stress markets.

Spain and Italy, which we believe act as the real linchpins for how Europe may turn out, have been making progress toward facing their debt problems and carrying out structural reforms that could ultimately move them toward a path of higher growth. The Spanish government has undertaken tough labor market reforms. Italy also continued to make progress on many fronts, including a start on labor and product market reforms.

In early September, the European Central Bank (ECB) took its most ambitious step yet toward ensuring the future of the monetary union when ECB President Mario Draghi announced a plan to make unlimited purchases of government debt via a new outright monetary transactions (OMT) program to ease borrowing pressures in the eurozone. As we have stated over the past year, the ECB has had the ability to provide unlimited amounts of liquidity to the financial system while policymakers enact national and international reforms necessary to establish a sustainable fiscal and monetary union. Importantly, potential future purchases from the ECB are conditional upon government participation in European Financial Stability Facility/European Stability Mechanism

programs. Such programs are designed to ensure that participating governments meet stated reform targets. The OMT program should provide policymakers time to implement new systems and reforms without sacrificing the sense of urgency that has already motivated a number of countries to make substantial progress on this front.

We believe the upshot of unprecedented global quantitative easing could be higher inflationary pressures, rising interest rates, and elevated capital flows into emerging markets. We see China supporting growth more broadly in emerging markets. We did not expect a hard landing scenario that many market participants seemed to be predicting, and evidence continues to affirm our view as many high-frequency indicators have seen consecutive months of improvement. Following China's historic transition of power, we expect a continuation of policies aimed at achieving a higher quality of growth, albeit at a lower rate than in the past decade.

What strategies and techniques did you employ that specifically affected Fund performance?

We continue to emphasize investments in select developed and emerging countries with relatively strong underlying fundamentals and low levels of indebtedness. While absolute levels of growth have been moderating in most economies, relative growth rates have remained much healthier in non-leveraged developed- and many emerging-market countries.

We have continued to find long term value in a diversified portfolio with an allocation to short-dated government bonds that offer what we consider attractive real yields with the potential for currency appreciation, as well as to sovereign debt markets where we feel investors can be favorably rewarded for accepting country credit risk.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

As central banks such as the Fed, the ECB, the Bank of Japan, the Bank of England and the Swiss National Bank continue to print money and follow unorthodox monetary policies, the long term consequences remain uncertain. We believe that, ultimately, much of the excess liquidity being created is likely to seek more attractive opportunities globally, raising inflationary risks in many emerging markets and putting upward pressure on currencies as well as many commodity prices.

We have continued to seek to position ourselves to manage the interest rate risks that we expect from the combination of historically low interest rates and easy monetary policy among the largest developed economies, rising price pressures emanating from China, and global demand that we believe is far from collapsing. Thus, as of year-end we have generally maintained an extremely short duration within our strategies, while seeking to take advantage of what we deem as the relative attractiveness of currencies and sovereign credit exposures of countries with fundamentals likely to support medium-term growth.

Ten Largest Bond Holdings

Security description	Market value	% of bond fund
Korea Treasury Bond (KRW)—3.000%, 12/10/13	$10,112,124	10.2%
Korea Treasury Bond (KRW)—3.500%, 06/10/14	3,857,634	3.9%
Ireland Government Bond (EUR)—5.000%, 10/18/20	3,671,741	3.7%
Russian Foreign Bond (USD)—7.500% , 03/31/30	3,543,660	3.6%
Ireland Government Bond (US)—5.400%, 03/13/25	3,411,686	3.5%
Norway Treasury Bill (NOK)—1.509% , 03/20/13	3,327,226	3.4%
Mexican Bonos (MXN)—8.000%, 12/19/13	3,262,735	3.3%
Poland Government Bond (PLN)—5.750%, 04/25/14	3,226,466	3.3%
Brazil Notas do Tesouro Nacional Serie B (BRL)—6.000%, 05/15/45	2,970,510	3.0%
Indonesia Treasury Bond (IDR)—9.500%, 07/15/23	2,549,032	2.6%
	$39,932,814	40.5%

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from twenty-three countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in International Bond Fund,
Citigroup World Government Bond Index**, and Consumer Price Index

On the chart above you can see how the International Bond Fund's Class 2 shares total return compared to the Citigroup World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2002 through December 31, 2012, assuming reinvestment of distributions, if any.

Performance Update

James Seifert Portfolio Manager

The Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Advantus Index 400 Mid-Cap Fund

How did the Fund perform during the period?

For the twelve month period ending December 31, 2012, the Fund's Class 2 shares finished up with a net return of 17.24 percent*. For the same period, the S&P 400 Index** was up 17.88 percent.

What influenced the Fund's return during the past 12 months?

The Fund is passively managed. The Fund is fully invested and holds all 400 names at published free-float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400 Index.

All sectors posted positive annual returns. The communication services sector led all sectors with a 12-month return of 57.59 percent. Unfortunately, the communication services sector is the smallest weight sector at 1.4 percent and only contributed 0.55 percent to the total index return. The largest sector, financials, ended the year with a strong 19.4 percent. In terms of size, all but one segment (decile—40 names per segment) ended the period with positive double digit returns. The largest cap names within the index, decile 1, representing 20.3 percent weight, ended the period with a return of 23.16 percent.

What other market conditions or events influenced the Fund's performance during the period?

The markets were helped by economic news that, while less than buoyant, was generally positive. Falling gas prices left more money in consumers' pockets. Leading U.S. economic indicators stabilized, the housing market showed signs of strength and a negative trend in corporate earnings appeared to be turning around.

The Federal Reserve continued to make its presence known, announcing in the fourth quarter that it would keep interest rates low until unemployment falls to 6.5 percent, or its projection for longer term inflation rises above 2.5 percent.

What is your outlook going forward?

Stocks now appear to have good relative value in comparison to bonds. Broad market indices are priced at 14-15 times future earnings, which on a historical basis is right in the mid-range of price-to-earnings ratios.

Uncertainty over government policy and the direction of the economy has held back business owners for several years now. There may be pent-up demand which, if released, could set up a positive scenario for businesses and the economy. Any sign that earnings will improve could send stocks higher in 2013.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

+ "Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Securian Funds Trust—Advantus Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock fund
Regeneron Pharmaceuticals, Inc.	11,417	$1,953,106	1.1%
Equinix, Inc.	7,388	1,523,406	0.8%
HollyFrontier Corp.	30,649	1,426,711	0.8%
Kansas City Southern	16,718	1,395,619	0.8%
AMETEK, Inc.	36,765	1,381,261	0.8%
Vertex Pharmaceuticals, Inc.	32,808	1,375,967	0.8%
Rackspace Hosting, Inc.	16,577	1,231,174	0.7%
The Macerich Co.	20,671	1,205,119	0.7%
PVH Corp.	10,757	1,194,135	0.7%
Trimble Navigation, Ltd.	19,093	1,141,380	0.6%
		$13,827,878	7.8%

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 400 Mid-Cap Fund,
S&P MidCap 400® Index** and Consumer Price Index

On the chart above you can see how the Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2002 through December 31, 2012, assuming reinvestment of distributions, if any.

Performance Update

Joseph Betlej, CFA and Lowell Bolken, CFA Portfolio Managers

The Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Advantus Real Estate Securities Fund

How did the Fund perform during the past 12 months?

The Fund's Class 2 shares had a net return of 17.90 percent* for the year ended December 31, 2012, while the Wilshire Real Estate Securities Index** returned 17.55 percent. It was a solid year of returns for REITs and the Fund, outperforming most of the broader U.S. equity indexes.

What influenced the Fund's return during the past 12 months?

REITs started the year very confidently, up over 8 percent in January, on the backs of strong economic data and corporate earnings. The Fed fueled this strength by pledging to keep rates low through 2014. By the second quarter, volatility began to impact REITs as concerns on European Sovereign debt, weakening global growth, and credit downgrades began to dominate investor perceptions. REITs fared well over the summer months as REIT earnings and overall economic data led their investors to expect better demand for commercial real estate. Markets later in the year turned cautious, as they attempted to digest the impact of open-ended quantitative easing, the presidential election, and the ramifications of the potential fiscal cliff. While global macroeconomic conditions continued to be mixed, the U.S. appeared to be leading the developed world with slow and steady growth, led by a rebound in the housing economy, improvement in the domestic energy markets, and the effects of a manufacturing renaissance. Again, these positive forces led investors to expect better fundamentals for the commercial real estate markets into year end.

Generally, REIT management teams that we meet with are suggesting that the modest economic growth of the past few years is translating into better current leasing prospects for their portfolios. There is some pent up demand that needs to be satisfied, but it is also a better environment for many businesses to borrow money to expand and hire new employees. The general environment can be characterized as slow but with marginally positive demand within the context of de minimis new competitive construction.

The global uncertainty mentioned above, however, has been reflected in tenant leasing decisions for business-oriented property types, such as office or industrial property types. Retail and self-storage (consumer-oriented sectors) have been somewhat immune and have performed better throughout the year with increasing consumer confidence. Hotels are riding the modest economic growth wave and are generally benefiting from the lack of new supply—yet they are very economically sensitive. Apartment fundamentals continue to benefit from the demand driven by the positive demographic influences of the baby boom echo, as growing numbers of college graduates are seeking rental housing opportunities.

Due to a very low cost of capital relative to its competition, REITs have found additional growth by either acquiring assets, or by developing new assets. This uptick in acquisitions, while substantial, is still well below peak acquisition activity. The same is true with new development.

Dividend increases were also quite prevalent in 2012. The strength in operating earnings is requiring REITs to raise their dividends to meet distribution requirements. The fact that many REITs are paying out only the minimum required to qualify as a REIT means further dividend increases will be necessary as earnings build.

During the year, the industrial, regional mall, and shopping center REITs generated the best performance. In addition, the portfolio's non-benchmark holdings in cell tower companies, commercial mortgage REITs, and hotel managers and franchisers contributed positively to returns. Stock picking was a significant factor during the year, particularly in the hotel and diversified REITs. Generally, apartment, manufactured home community and specialty REITs had weaker performance, reflecting the slowing growth expectations of those companies.

What strategies and techniques did you employ that specifically affected Fund performance?

Fundamental improvement in occupancy and rental rates has led us to have greater confidence in REIT's future earnings. This belief allowed us to invest a bit more aggressively during the year, taking on more aggressive property types and some smaller capitalization names. The fiscal cliff discussions have created volatility for REITs and other equities in the near term—as a result, cash holdings did increase mid-quarter. We have favored investments in REITs that have strengthened their portfolios by liquidating their oldest and lower margin assets to invest in higher quality assets, or to pay down debt and improve their balance sheets. Other times our focus has been on REITs that are exploiting their cost of capital advantage by acquiring higher quality assets that come to market, or by developing new product in relatively high barriers to entry markets.

What is your outlook going forward?

Though the fiscal cliff negotiations have cast a cloud on growth in the short term, the U.S. economy has continued its consistent growth path. The U.S. housing market rebound is beginning to translate into improved growth in local economies. Retailers confirm consumer confidence as the holiday shopping season was better than expected. Positive job formation continues, particularly in technology, energy and manufacturing areas. In general, we see free cash flow increasing in most REIT portfolios, which potentially could lead to dividend growth. We are monitoring the weakening of leasing trends in many office markets, particularly those areas exposed to financial services employment. However, we continue to be surprised at the continuity of demand for leasing in most other property types. On the technical side, REITs in some ways have exhibited the characteristics of relative stability, given their underlying real assets denominated in U.S. currency. This conviction may be tested as the debt ceiling debate will likely cause market volatility. While many acquisitions by REITs have been accretive to earnings, they are becoming more expensive. If the cost of capital increases, the cost basis on these buildings may look high. Strong leasing results must continue to justify current valuation levels for REITs.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock fund
Simon Property Group, Inc.	71,179	$11,252,688	10.3%
Public Storage	40,100	5,812,896	5.3%
Equity Residential	92,000	5,213,640	4.8%
AvalonBay Communities, Inc.	37,000	5,016,830	4.6%
Ventas, Inc.	75,096	4,860,213	4.5%
ProLogis, Inc.	130,581	4,764,901	4.4%
Health Care REIT, Inc.	72,500	4,443,525	4.1%
Boston Properties, Inc.	41,683	4,410,478	4.0%
HCP, Inc.	78,300	3,537,594	3.2%
The Macerich Co.	45,069	2,627,523	2.4%
		$51,940,288	47.6%

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Real Estate Securities Fund,
Wilshire Real Estate Securities Index** and Consumer Price Index

On the chart above you can see how the Real Estate Securities Fund's Class 2 shares total return compared to the Wilshire Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2002 through December 31, 2012, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Wilshire Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITs).

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Securian Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Advantus Bond Fund (formerly Advantus Bond Portfolio), Advantus Money Market Fund (formerly Advantus Money Market Portfolio), Advantus Mortgage Securities Fund (formerly Advantus Mortgage Securities Portfolio), Advantus Index 500 Fund (formerly Advantus Index 500 Portfolio), Advantus International Bond Fund (formerly Advantus International Bond Portfolio), Advantus Index 400 Mid-Cap Fund (formerly Advantus Index 400 Mid-Cap Portfolio), and Advantus Real Estate Securities Fund (formerly Advantus Real Estate Securities Portfolio) (the "Funds") each a series of the Securian Funds Trust (formerly Advantus Series Fund, Inc.) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advantus Bond Fund, Advantus Money Market Fund, Advantus Mortgage Securities Fund, Advantus Index 500 Fund, Advantus International Bond Fund, Advantus Index 400 Mid-Cap Fund, and Advantus Real Estate Securities Fund as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

  /s/ KPMG LLP

Minneapolis, Minnesota
March 1, 2013

Advantus Bond Fund
Investments in Securities

December 31, 2012

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (98.2%)
Government Obligations (46.5%)
Other Government Obligations (2.2%)
Provincial or Local Government Obligations (2.2%)
County of Sarasota FL, 7.016%, 10/01/40	$515,000	$623,474
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	1,185,000	1,330,530
New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28	1,050,000	1,260,063
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,180,000	1,164,707
4.926%, 10/01/51	3,055,000	3,385,093
		7,763,867
U.S. Government Agencies and Obligations (44.3%)
Export-Import Bank of the United States (1.0%)
Helios Leasing I LLC, 2.018%, 05/29/24	943,679	966,240
Tagua Leasing LLC 1.732%, 09/18/24	981,346	989,002
1.900%, 07/12/24	844,006	858,487
Union 13 Leasing LLC, 1.870%, 06/28/24	749,986	761,742
		3,575,471
Federal Home Loan Mortgage Corporation (FHLMC) (13.0%)
3.000%, 08/01/42	956,089	1,004,536
3.500%, 10/01/25	720,911	772,291
3.500%, 01/01/42	950,090	1,032,483
3.500%, 08/01/42	985,188	1,060,772
4.000%, 02/01/20	2,572,796	2,732,041
4.000%, 09/01/40 (b)	1,077,277	1,180,992
4.000%, 10/01/40 (b)	1,201,929	1,342,848
4.000%, 11/01/40 (b)	3,628,528	4,016,650
4.000%, 02/01/41	830,494	909,697
4.000%, 08/01/41	1,745,944	1,897,176
4.000%, 01/01/43 (c)	1,820,000	1,942,850
4.500%, 01/01/41 (b)	1,706,633	1,890,040
4.500%, 02/01/41 (b)	1,333,390	1,476,685
4.500%, 03/01/41 (b)	1,668,004	1,826,409
4.500%, 04/01/41	1,649,793	1,825,545
5.000%, 04/01/35	523,143	564,895
5.000%, 08/01/35	218,211	235,627
5.000%, 11/01/35	462,919	499,865
5.000%, 11/01/39 (b)	1,029,279	1,152,597
5.000%, 03/01/40 (b)	5,079,284	5,680,004
5.000%, 04/01/40 (b)	1,176,524	1,293,953
5.000%, 08/01/40	701,596	779,669
5.500%, 12/01/17	150,968	162,492
5.500%, 06/01/20	328,591	356,682
5.500%, 10/01/20	458,305	497,486
5.500%, 11/01/23	357,691	389,201
5.500%, 05/01/34 (b)	2,034,672	2,295,297
	Principal	Value(a)
5.500%, 10/01/34 (b)	$816,122	$911,632
5.500%, 07/01/35	1,279,842	1,414,567
5.500%, 10/01/35 (b)	1,103,610	1,232,765
5.500%, 12/01/38 (b)	1,385,124	1,511,577
6.000%, 11/01/33 (b)	1,093,418	1,240,371
6.500%, 09/01/32	148,282	168,341
6.500%, 06/01/36 (b)	1,021,682	1,157,022
7.000%, 12/01/37	587,074	677,295
		47,132,353
Federal National Mortgage Association (FNMA) (20.0%)
3.000%, 06/01/22	914,738	965,934
3.000%, 01/01/28 (c)	4,745,000	5,008,199
3.000%, 03/01/42	926,784	972,081
3.000%, 01/01/43 (c)	1,315,000	1,377,873
3.500%, 11/01/25	792,106	857,595
3.500%, 01/01/26	819,791	887,569
3.500%, 01/01/28 (c)	1,135,000	1,203,987
3.500%, 11/01/40	810,758	880,276
3.500%, 01/01/41	832,046	897,669
3.500%, 02/01/41	493,195	537,025
3.500%, 04/01/41	778,497	839,897
3.500%, 11/01/41	4,555,714	4,932,105
3.500%, 01/01/43 (c)	450,000	479,760
4.000%, 04/01/41	2,614,758	2,884,231
4.000%, 08/01/41 (b)	1,334,588	1,432,508
4.000%, 09/01/41	1,722,697	1,893,237
4.000%, 01/01/43 (c)	1,765,000	1,891,859
4.500%, 05/01/35	535,757	581,599
4.500%, 07/01/35	1,602,325	1,739,427
4.500%, 06/01/39	695,972	772,704
4.500%, 04/01/41	4,268,760	4,772,642
4.500%, 07/01/41	4,806,387	5,262,956
5.000%, 05/01/18	64,930	69,849
5.000%, 06/01/18	137,736	150,414
5.000%, 07/01/18	299,972	330,398
5.000%, 07/01/23	398,239	437,614
5.000%, 11/01/33	222,070	241,945
5.000%, 05/01/34	76,379	83,024
5.000%, 12/01/34	1,060,479	1,155,390
5.000%, 04/01/35	264,909	287,956
5.000%, 08/01/35	582,417	632,358
5.000%, 04/01/38	606,985	687,486
5.000%, 12/01/39	730,502	827,383
5.000%, 04/01/41	888,457	1,000,735
5.500%, 09/01/17	48,432	52,047
5.500%, 02/01/18	166,472	179,940
5.500%, 03/01/18	318,418	342,978
5.500%, 04/01/33 (b)	1,156,747	1,314,677
5.500%, 10/01/33	328,062	360,550
5.500%, 12/01/33	334,421	371,719
5.500%, 01/01/34	540,537	594,066
5.500%, 02/01/34	401,260	456,043
5.500%, 03/01/34 (b)	1,019,623	1,156,830
5.500%, 04/01/34 (b)	1,925,347	2,163,237
5.500%, 09/01/34	146,399	166,386
5.500%, 02/01/35	676,127	761,043
5.500%, 04/01/35	1,045,922	1,154,958
5.500%, 06/01/35	288,453	315,215
5.500%, 08/01/35	603,766	663,556
5.500%, 10/01/35	906,207	984,627
5.500%, 11/01/35	456,538	498,896

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
5.500%, 12/01/35	$329,834	$362,775
5.500%, 07/01/36	679,730	743,644
5.500%, 12/01/39	481,600	532,754
6.000%, 09/01/17	251,805	270,804
6.000%, 08/01/23	323,474	355,828
6.000%, 10/01/32	870,674	994,307
6.000%, 11/01/32	630,664	720,217
6.000%, 03/01/33 (b)	775,965	886,150
6.000%, 04/01/33	96,980	109,266
6.000%, 12/01/33	405,195	452,602
6.000%, 01/01/36	331,316	373,288
6.000%, 08/01/37	287,961	318,053
6.000%, 09/01/37	437,409	490,636
6.000%, 10/01/38	558,139	637,394
6.000%, 12/01/38	582,989	649,595
6.000%, 06/01/40	367,837	402,712
6.500%, 12/01/31	203,289	230,832
6.500%, 02/01/32	64,259	72,992
6.500%, 04/01/32	327,987	374,623
6.500%, 05/01/32	112,997	128,495
6.500%, 07/01/32	287,272	325,596
6.500%, 08/01/32	386,053	438,519
6.500%, 09/01/32	251,223	284,778
6.500%, 10/01/32	371,015	420,819
6.500%, 11/01/36	399,478	448,134
6.500%, 08/01/37	111,249	124,554
6.500%, 11/01/37	545,765	613,285
6.500%, 11/01/39	614,037	699,179
7.000%, 07/01/31	225,207	262,563
7.000%, 09/01/31	323,340	377,226
7.000%, 11/01/31	432,296	507,463
7.000%, 02/01/32	89,060	103,821
7.000%, 03/01/32	57,020	66,469
7.000%, 07/01/32	181,651	211,682
7.500%, 04/01/31	244,440	299,518
7.500%, 05/01/31	62,918	77,120
		72,880,146
Government National Mortgage Association (GNMA) (1.1%)
0.820%, 06/17/45 (d) (e)	9,198,371	167,107
4.920%, 05/16/34	512,379	525,289
5.000%, 12/15/39	61,850	69,641
5.000%, 01/15/40	1,424,283	1,582,350
5.500%, 07/15/38	786,168	867,398
5.500%, 10/15/38	686,849	780,355
8.500%, 10/15/22	18,474	18,953
		4,011,093
U.S. Treasury (9.2%)
U.S. Treasury Bond
2.750%, 08/15/42	6,535,000	6,310,359
5.375%, 02/15/31 (f)	5,115,000	7,301,663
U.S. Treasury Note
0.375%, 11/15/15	2,315,000	2,317,171
0.625%, 11/30/17	7,160,000	7,135,950
0.750%, 12/31/17	7,500,000	7,512,307
1.625%, 11/15/22	1,550,000	1,533,046
1.875%, 07/15/13 (g)	1,322,444	1,343,727
		33,454,223
Total government obligations (cost: $159,059,991)		168,817,153
	Principal	Value(a)
Asset-Backed Securities (4.6%)
Asset-Backed Securities (4.6%)
AmeriCredit Automobile Receivables Trust
1.930%, 08/08/18	$365,000	$370,352
2.850%, 08/08/16	1,000,000	1,024,938
Chrysler Financial Auto Securitization Trust, 1.650%, 11/08/13	470,118	470,202
Conseco Financial Corp.
6.400%, 10/15/18	97,510	101,187
7.300%, 11/15/28	2,407	2,411
7.400%, 06/15/27	272,864	285,142
Countryplace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (e) (h) (i)	1,755,000	1,933,868
Countrywide Asset-Backed Certificates, 5.934%, 05/25/37 (e)	1,852,710	1,207,227
GMAC Mortgage Corp. Loan Trust
5.952%, 08/25/37 (b) (e)	3,095,000	2,441,370
6.088%, 10/25/36 (b) (j)	1,009,835	915,720
Nordstrom Private Label Credit Card Master Note Trust, 2.280%, 11/15/19 (h)	1,400,000	1,454,417
Origen Manufactured Housing Contract Trust
5.700%, 01/15/35 (e)	1,258,433	1,332,908
5.730%, 11/15/35 (e)	477,435	507,530
5.860%, 06/15/36 (e)	536,611	575,757
Santander Drive Auto Receivables Trust, 3.010%, 04/16/18	1,000,000	1,031,183
World Financial Network Credit Card Master Trust, 0.339%, 02/15/17 (e) (h)	3,080,000	3,079,461
Total asset-backed securities (cost: $17,683,079)		16,733,673
Other Mortgage-Backed Securities (7.5%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (0.6%)
BHN I Mortgage Fund, 7.916%, 07/01/13 (h) (i) (k) (l) (m)	57,000	—
Credit-Based Asset Servicing and Securitization LLC, 6.240%, 10/25/36 (h) (j)	469,466	495,606
Global Mortgage Securitization Ltd., 5.250%, 11/25/32 (h) (i) (m)	1,077,361	844,024
JPMorgan Mortgage Trust, 2.908%, 11/25/33 (e)	838,713	792,080
Mellon Residential Funding Corp., 6.750%, 06/25/28	43,710	46,363
		2,178,073
Commercial Mortgage-Backed Securities (6.9%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (h)	1,480,000	1,562,547

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Asset Securitization Corp.
7.442%, 02/14/43 (e)	$1,432,198	$1,459,272
8.621%, 08/13/29 (d) (e)	79,362	2,369
BB-UBS Trust
3.430%, 11/05/36 (h)	1,790,000	1,838,579
4.026%, 11/05/36 (e) (h)	895,000	859,163
Commercial Mortgage Asset Trust, 6.975%, 01/17/32 (e)	465,508	467,434
Hometown Commercial Mortgage
5.506%, 11/11/38 (h) (i)	1,270,237	960,617
6.057%, 06/11/39 (h) (i) (k)	1,335,003	827,702
JPMorgan Chase Commercial Mortgage Securities Corp.
5.633%, 12/05/27 (h)	2,165,000	2,588,600
1.972%, 12/05/27 (d) (e) (h) (i)	10,980,480	1,278,545
Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29 (e)	822,836	823,238
Morgan Stanley Capital I Trust
3.201%, 08/05/34 (h)	860,000	902,198
3.451%, 08/05/34 (h)	550,000	564,772
3.773%, 03/15/45	685,000	731,554
Multi Security Asset Trust, 5.880%, 11/28/35 (e) (h) (i) (k)	1,540,000	1,038,599
Prudential Commercial Mortgage Trust, 4.775%, 02/11/36 (h)	1,080,000	1,079,654
Timberstar Trust, 6.208%, 10/15/36 (h)	2,515,000	2,686,375
UBS-Barclays Commercial Mortgage Trust, 3.091%, 08/10/49	920,000	961,360
Vornado DP LLC, 4.004%, 09/13/28 (h)	1,475,000	1,666,232
WF-RBS Commercial Mortgage Trust
3.667%, 11/15/44	905,000	999,048
3.791%, 02/15/44 (h)	1,485,000	1,608,101
		24,905,959
Total other mortgage-backed securities (cost: $27,682,167)		27,084,032
Corporate Obligations (39.6%)
Capital Goods (0.7%)
Containers-Metal/Glass (0.6%)
Ball Corp., 6.750%, 09/15/20	2,040,000	2,249,100
Manufacturing (0.1%)
Valmont Industries, Inc., 6.625%, 04/20/20	300,000	353,213
Communications (1.6%)
Cable/Satellite TV (0.9%)
DISH DBS Corp.
4.625%, 07/15/17	1,220,000	1,271,850
7.750%, 05/31/15	1,820,000	2,036,125
		3,307,975
	Principal	Value(a)
Telephone — Integrated (0.7%)
British Telecommunications PLC, 2.000%, 06/22/15 (m)	$865,000	$889,236
CenturyLink, Inc., 6.450%, 06/15/21	1,600,000	1,767,998
		2,657,234
Consumer Cyclical (0.4%)
Auto/Truck Parts & Equipment — Original (0.1%)
Delphi Corp., 6.125%, 05/15/21	290,000	321,900
Retail (0.3%)
Dollar General Corp., 4.125%, 07/15/17	950,000	997,500
Consumer, Non-cyclical (2.3%)
Beverages (0.7%)
Constellation Brands, Inc., 4.625%, 03/01/23	600,000	627,000
Pernod-Ricard SA, 5.750%, 04/07/21 (h) (m)	1,750,000	2,093,222
		2,720,222
Drugstore Chains (1.0%)
CVS Pass-Through Trust
6.036%, 12/10/28	2,763,459	3,231,229
6.943%, 01/10/30	434,719	547,203
		3,778,432
Food (0.4%)
Tesco PLC, 2.000%, 12/05/14 (h) (m)	1,250,000	1,277,323
Tobacco (0.2%)
Reynolds American, Inc., 4.750%, 11/01/42	800,000	807,102
Energy (7.1%)
Oil & Gas Drilling (0.6%)
Rowan Cos., Inc., 5.400%, 12/01/42	1,985,000	2,010,215
Oil, Gas & Consumable Fuels (0.3%)
Tesoro Corp., 4.250%, 10/01/17	1,135,000	1,174,725
Pipelines (6.2%)
DCP Midstream Operating L.P., 2.500%, 12/01/17	1,670,000	1,661,102
El Paso Natural Gas Co., 7.500%, 11/15/26	2,205,000	2,923,477
El Paso Pipeline Partners Operating Co. LLC, 5.000%, 10/01/21	400,000	453,305
Energy Transfer Partners L.P., 9.000%, 04/15/19	2,300,000	3,032,757
Enterprise Products Operating LLC, 5.750%, 03/01/35	900,000	1,025,949
Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18 (h)	650,000	714,443

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
NuStar Logistics L.P., 8.150%, 04/15/18 (j)	$2,386,000	$2,696,920
Sunoco Logistics Partners Operations L.P., 6.850%, 02/15/40	2,150,000	2,593,126
The Williams Cos., Inc., 3.700%, 01/15/23	2,300,000	2,319,904
Western Gas Partners L.P.
4.000%, 07/01/22	2,030,000	2,136,555
5.375%, 06/01/21	1,835,000	2,098,121
Williams Partners L.P./ Williams Partners Finance Corp., 7.250%, 02/01/17	700,000	850,380
		22,506,039
Financial (16.6%)
Banks (4.5%)
American Express Centurion Bank, 0.760%, 11/13/15 (e)	700,000	699,012
Bank of America Corp.
5.300%, 03/15/17	770,000	866,027
5.750%, 12/01/17	1,590,000	1,853,296
Discover Bank/Greenwood, 8.700%, 11/18/19	322,000	419,013
HSBC Bank USA NA, 6.000%, 08/09/17	3,150,000	3,680,495
JPMorgan Chase Bank NA
5.875%, 06/13/16	875,000	997,872
6.000%, 07/05/17	400,000	469,060
6.000%, 10/01/17	1,575,000	1,864,548
Morgan Stanley, 6.250%, 08/28/17	1,435,000	1,642,432
PNC Bank NA, 6.875%, 04/01/18	765,000	955,565
SunTrust Bank, 0.602%, 08/24/15 (e)	1,445,000	1,403,829
The Goldman Sachs Group, Inc., 6.250%, 09/01/17	920,000	1,085,248
Wells Fargo Bank NA, 4.750%, 02/09/15	525,000	563,859
		16,500,256
Commercial Services — Finance (0.6%)
The Western Union Co.
2.375%, 12/10/15	590,000	592,732
2.875%, 12/10/17	1,550,000	1,535,814
		2,128,546
Finance — Credit Card (0.7%)
Capital One Bank USA NA, 8.800%, 07/15/19	1,985,000	2,687,883
Finance — Diversified (4.0%)
Daimler Finance North America LLC, 1.300%, 07/31/15 (h)	3,450,000	3,470,027
Discover Financial Services
3.850%, 11/21/22 (h)	2,033,000	2,097,800
6.450%, 06/12/17	805,000	941,345
ERAC USA Finance LLC, 3.300%, 10/15/22 (h)	1,325,000	1,341,495
Ford Motor Credit Co. LLC, 3.000%, 06/12/17	950,000	976,054
	Principal	Value(a)
General Motors Financial Co., Inc., 4.750%, 08/15/17 (h)	$2,150,000	$2,260,703
Hyundai Capital America, 1.625%, 10/02/15 (h)	1,200,000	1,207,211
International Lease Finance Corp., 6.500%, 09/01/14 (h)	1,270,000	1,355,725
Morgan Stanley, 5.500%, 07/28/21	740,000	840,177
		14,490,537
Insurance (2.5%)
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (h)	860,000	924,316
6.500%, 05/01/42 (h)	1,805,000	2,030,694
Metropolitan Life Global Funding I, 2.500%, 09/29/15 (h)	1,480,000	1,543,871
Symetra Financial Corp., 6.125%, 04/01/16 (h) (i)	1,710,000	1,851,018
XL Group PLC, 6.250%, 05/15/27 (m)	2,180,000	2,588,994
		8,938,893
Real Estate Investment Trust — Apartments (0.4%)
Post Apartment Homes L.P., 3.375%, 12/01/22	1,285,000	1,278,395
Real Estate Investment Trust — Health Care (2.0%)
HCP, Inc., 3.750%, 02/01/19	1,235,000	1,303,346
Health Care REIT, Inc.
3.750%, 03/15/23	1,635,000	1,638,031
4.125%, 04/01/19	1,365,000	1,468,412
Healthcare Realty Trust, Inc., 5.125%, 04/01/14	1,585,000	1,658,538
Nationwide Health Properties, Inc., 6.250%, 02/01/13	1,290,000	1,295,248
		7,363,575
Real Estate Investment Trust — Retail (0.5%)
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.500%, 06/02/14 (h)	1,580,000	1,719,089
Real Estate Investment Trust — Single Tenant (0.7%)
Realty Income Corp., 3.250%, 10/15/22	2,700,000	2,643,065
Real Estate Operation/Development (0.5%)
Colonial Realty L.P., 5.500%, 10/01/15	1,745,000	1,897,608
Savings and Loans (0.2%)
Santander Holdings USA, Inc., 3.000%, 09/24/15	555,000	565,178
Health Care (3.4%)
Drugs (1.0%)
AbbVie, Inc., 1.750%, 11/06/17 (h)	875,000	884,517
Medco Health Solutions, Inc., 7.125%, 03/15/18	2,350,000	2,929,266
		3,813,783

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Health Care Providers & Services (1.2%)
Coventry Health Care, Inc., 6.125%, 01/15/15	$355,000	$387,825
NYU Hospitals Center, 4.428%, 07/01/42	1,480,000	1,436,799
Sinai Health System, 3.034%, 01/20/36	1,700,000	1,681,555
UnitedHealth Group, Inc., 3.950%, 10/15/42	680,000	677,139
		4,183,318
Medical Labs & Testing Services (0.3%)
Quest Diagnostics, Inc., 5.750%, 01/30/40	800,000	916,591
Medical Products/Supplies (0.9%)
Aristotle Holding, Inc., 3.500%, 11/15/16 (h)	400,000	427,666
Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	2,700,000	2,854,575
		3,282,241
Industrials (1.0%)
Containers & Packaging (0.3%)
Rock-Tenn Co., 4.450%, 03/01/19 (h)	1,065,000	1,149,003
Diversified Manufacturing Operations (0.3%)
Actuant Corp., 5.625%, 06/15/22	860,000	890,100
Electrical Equipment (0.4%)
Roper Industries, Inc., 1.850%, 11/15/17	1,520,000	1,518,864
Technology (0.9%)
Computer Hardware (0.4%)
Hewlett-Packard Co., 3.000%, 09/15/16	1,600,000	1,610,235
Computer Software & Services (0.5%)
Intuit, Inc., 5.750%, 03/15/17	1,505,000	1,736,081
Transportation (3.4%)
Airlines (2.5%)
America West Airlines 2000-1 Pass Through Trust, 8.057%, 01/02/22 (k)	528,129	566,418
American Airlines 2011-1 Class A Pass Through Trust, 5.250%, 07/31/22 (k)	1,084,630	1,140,217
Continental Airlines 2006-1 Class G Pass Through Trust, 0.661%, 06/02/15 (e) (k)	1,788,219	1,752,455
Continental Airlines 2012-2 Class A Pass Thru Certificates, 4.000%, 04/29/26 (k)	830,000	873,575
United Air Lines, Inc., 10.400%, 05/01/18 (k)	1,341,461	1,544,290
	Shares/ Principal	Value(a)
US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/24 (k)	$1,639,241	$1,774,479
US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/26 (k)	715,000	779,350
US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/26 (k)	600,000	610,500
		9,041,284
Transport — Rail (0.9%)
BNSF Funding Trust I, 6.613%, 12/15/55 (e)	2,860,000	3,242,525
Utilities (2.2%)
Electric Companies (1.3%)
CMS Energy Corp., 8.750%, 06/15/19	1,725,000	2,244,258
Southwestern Electric Power Co., 5.550%, 01/15/17	2,230,000	2,515,331
		4,759,589
Electric Utilities (0.7%)
Duke Energy Carolinas LLC, 4.000%, 09/30/42	2,740,000	2,761,769
Electric — Integrated (0.2%)
CMS Energy Corp., 2.750%, 05/15/14	580,000	588,178
Total corporate obligations (cost: $135,596,814)		143,867,566
Total long-term debt securities (cost: $340,022,051)		356,502,424
Short-Term Securities (4.5%)
Investment Companies (4.5%)
Dreyfus Treasury Cash Management Fund, current rate 0.010%	12,769,173	12,769,173
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	3,000,000	3,000,000
SEI Investments Treasury Mutual Funds, current rate 0.010%	746,592	746,592
Total short-term securities (cost: $16,515,765)		16,515,765
Total investments in securities (cost: $356,537,816) (n)		373,018,189
Liabilities in excess of cash and other assets (-2.7%)		(9,746,879)
Total net assets (100.0%)		$363,271,310

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  All or a portion of security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2012.

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2012 the total cost of investments issued on a when-issued or forward commitment basis was $11,900,836.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Variable rate security.

(f)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2012, securities with an aggregate market value of $285,500 have been segregated to cover margin requirements for the following open futures contracts:

Type (Expiration)	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note (March 2013)	17	Long	$1,294
5 Year U.S. Treasury Note (March 2013)	169	Long	(1,659)
10 Year U.S. Treasury Note (March 2013)	216	Short	59,753
	402		$59,388

(g)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(i)  Illiquid security. (See Note 5.)

(j)  Step rate security.

(k)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(l)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(m)  Foreign security: The Fund held 2.1% of net assets in foreign securities at December 31, 2012.

(n)  At December 31, 2012 the cost of securities for federal income tax purposes was $358,860,068. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$18,591,599
Gross unrealized depreciation	(4,433,478)
Net unrealized appreciation	$14,158,121

See accompanying notes to financial statements.

Advantus Money Market Fund
Investments in Securities

December 31, 2012

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Commercial Paper (22.6%)
Consumer Staples (3.9%)
Beverages (2.6%)
Coca-Cola Co.
0.132%, 01/24/13 (b)	$1,500,000	$1,499,875
0.152%, 02/08/13 (b)	1,000,000	999,842
		2,499,717
Food (1.3%)
Nestle Capital Corp.,
0.061%, 02/12/13 (b)	1,250,000	1,249,913
Financial (8.3%)
Auto Finance (3.1%)
American Honda Finance,
0.142%, 01/25/13	3,000,000	2,999,720
Diversified Financial Services (5.2%)
General Electric Capital Corp., 0.071%, 01/04/13	3,000,000	2,999,982
New York Life Capital Corp., 0.152%, 02/22/13 (b)	2,000,000	1,999,567
		4,999,549
Government (1.5%)
Sovereign (1.5%)
Province of Ontario, 0.132%, 01/29/13	1,400,000	1,399,858
Health Care (6.3%)
Pharmaceuticals (6.3%)
Johnson & Johnson, 0.061%, 01/09/13 (b)	1,500,000	1,499,980
Pfizer, Inc., 0.081%, 01/14/13 (b)	2,500,000	2,499,928
Roche Holdings, Inc., 0.101%, 01/08/13 (b)	2,000,000	1,999,961
		5,999,869
Industrials (2.6%)
Electrical Equipment (2.6%)
Emerson Electric Co., 0.152%, 03/04/13 (b)	2,500,000	2,499,354
Total commercial paper (cost: $21,647,980)		21,647,980
Certificate of Deposit (1.0%)
Financial (1.0%)
Banks (1.0%)
Bank of Nova Scotia, 0.122%, 01/02/13	1,000,000	999,997
Total certificate of deposit (cost: $999,997)		999,997
Corporate Bonds & Notes (20.2%)
Consumer Staples (1.0%)
Beverages (1.0%)
PepsiCo, Inc., 0.390%, 05/10/13 (c)	1,000,000	1,000,841
	Principal	Value(a)
Financial (12.6%)
Banks (8.9%)
Credit Suisse, 5.000%, 05/15/13	$2,700,000	$2,745,860
National City Bank, 0.411%, 03/01/13 (c)	3,000,000	3,001,060
Wachovia Corp., 2.083%, 05/01/13 (c)	2,800,000	2,816,900
		8,563,820
Insurance (3.7%)
MetLife Institutional Funding II, 0.411%, 09/12/13 (c) (d)	3,500,000	3,500,000
Health Care (2.5%)
Medical Labs & Testing Services (2.5%)
Sanofi, 0.510%, 03/28/13 (c)	2,350,000	2,352,148
Industrial (4.1%)
Aerospace & Defense (4.1%)
United Technologies Corp., 0.581%, 12/02/13 (c)	3,885,000	3,897,619
Total corporate bonds & notes (cost: $19,314,428)		19,314,428
U.S. Government Obligations (38.7%)
Discount Notes (29.9%)
Federal Home Loan Mortgage Corporation
0.071%, 01/28/13	3,000,000	2,999,843
0.081%, 01/03/13	3,050,000	3,049,986
0.091%, 01/22/13	2,300,000	2,299,879
0.091%, 02/04/13	3,000,000	2,999,745
0.091%, 02/11/13	2,300,000	2,299,764
0.096%, 01/23/13	2,000,000	1,999,884
0.101%, 01/07/13	3,000,000	2,999,950
Federal National Mortgage Association
0.061%, 03/12/13	1,000,000	999,883
0.071%, 03/05/13	2,500,000	2,499,694
0.081%, 02/01/13	2,500,000	2,499,828
0.081%, 02/14/13	1,500,000	1,499,853
0.091%, 01/11/13	2,500,000	2,499,938
		28,648,247
U.S. Treasury (8.8%)
U.S. Treasury Bill
0.058%, 03/14/13	2,000,000	1,999,772
0.060%, 01/17/13	2,500,000	2,499,934
0.072%, 01/10/13	1,700,000	1,699,970
0.073%, 02/21/13	2,250,000	2,249,770
		8,449,446
Total U.S. government obligations (cost: $37,097,693)		37,097,693
Other Short-Term Investments (5.0%)
Asset Backed Securities (5.0%)
Ally Auto Receivables Trust 2012-SN1, 0.250%, 09/20/13	139,049	139,049

See accompanying notes to financial statements.

Advantus Money Market Fund
Investments in Securities – continued

	Shares/ Principal	Value(a)
AmeriCredit Automobile Receivables Trust, 0.300%, 09/09/13	$455,249	$455,249
Enterprise Fleet Financing LLC, 0.325%, 09/20/13 (d)	178,420	178,420
Ford Credit Auto Lease Trust, 0.230%, 10/15/13 (d)	837,071	837,071
GE Equipment Small Ticket LLC, 0.433%, 06/21/13 (d)	423,771	423,771
Honda Auto Receivables Owner Trust, 0.289%, 08/15/13	416,940	416,940
Hyundai Auto Lease Securitization Trust 2011-A, 0.384%, 06/17/13 (d)	86,149	86,149
Nissan Auto Receivables Owner Trust, 0.263%, 08/15/13	1,124,739	1,124,739
Porsche Innovative Lease Owner Trust, 0.250%, 10/21/13 (d)	667,763	667,763
Wheels SPV LLC, 0.500%, 05/20/13 (d)	349,374	349,374
World Omni Automobile Lease Securitization Trust, 0.328%, 06/17/13	119,212	119,212
Total other short-term investments (cost: $4,797,737)		4,797,737
Investment Companies (12.6%)
Federated Government Obligations Fund, current rate 0.010%	3,550,000	3,550,000
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	4,000,000	4,000,000
STIT-Government & Agency Portfolio, current rate 0.020%	4,000,000	4,000,000
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	574,254	574,254
Total investment companies (cost: $12,124,254)		12,124,254
Total investments in securities (cost: $95,982,089) (e)		95,982,089
Liabilities in excess of cash and other assets (-0.1%)		(124,297)
Total net assets (100.0%)		$95,857,792

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Trustees. In the aggregate such securities represent 14.9% of the Fund's net assets as of December 31, 2012.

(c)  Variable rate security.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(e)  Also represents the cost of securities for federal income tax purposes at December 31, 2012.

See accompanying notes to financial statements.

Advantus Mortgage Securities Fund
Investments in Securities

December 31, 2012

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (95.5%)
Government Obligations (85.6%)
U.S. Government Agencies and Obligations (85.6%)
Export-Import Bank of the United States (0.5%)
Helios Leasing I LLC,
2.018%, 05/29/24	$129,997	$133,105
Phoenix 2012 LLC, 1.607%, 07/03/24	325,000	326,081
		459,186
Federal Home Loan Mortgage Corporation (FHLMC) (18.3%)
3.000%, 08/01/42	215,715	226,646
3.500%, 10/01/25	360,456	386,146
3.500%, 05/01/32	565,165	606,053
3.500%, 01/01/42	475,045	516,242
3.500%, 03/01/42	1,921,457	2,068,873
3.500%, 08/01/42	492,594	530,386
4.000%, 09/01/40	718,185	787,328
4.000%, 03/01/41	853,285	947,461
4.000%, 01/01/43 (b)	2,755,000	2,940,963
4.500%, 04/01/23	141,028	154,222
4.500%, 07/15/33	61,521	62,313
4.500%, 09/01/40	707,232	761,577
4.500%, 01/01/41	853,317	945,020
4.500%, 03/01/41	834,002	913,205
5.000%, 03/01/23	172,365	185,475
5.000%, 05/01/29	142,439	153,362
5.000%, 08/01/35 (c)	240,148	259,314
5.000%, 11/01/35 (c)	192,667	208,044
5.000%, 11/01/39 (c)	1,262,919	1,414,230
5.000%, 03/01/40	751,290	845,998
5.500%, 06/01/20 (c)	219,061	237,788
5.500%, 10/01/20 (c)	391,496	424,965
5.500%, 11/01/23	357,691	389,201
5.500%, 05/01/34 (c)	477,546	538,715
6.000%, 09/01/22 (c)	251,764	278,989
6.000%, 11/01/33 (c)	566,027	642,100
6.250%, 12/15/23	235,377	264,114
6.500%, 11/01/32	127,973	147,707
		17,836,437
Federal National Mortgage Association (FNMA) (54.5%)
2.500%, 03/01/27	940,697	988,662
3.000%, 09/01/22	479,359	506,188
3.000%, 01/01/28 (b)	895,000	944,645
3.000%, 03/01/42	231,696	243,020
3.000%, 08/01/42	346,824	364,127
3.000%, 09/01/42	297,515	313,102
3.000%, 01/01/43 (b)	2,675,000	2,802,898
3.140%, 08/01/15	1,500,000	1,575,158
3.500%, 11/01/25	175,043	189,515
3.500%, 01/01/26	409,896	443,785
3.500%, 01/01/28 (b)	1,430,000	1,516,917
3.500%, 12/01/32	498,272	532,743
3.500%, 11/01/40	405,379	440,138
3.500%, 01/01/41	779,626	839,128
3.500%, 11/01/41	714,622	773,664
	Principal	Value(a)
3.500%, 05/01/42	$429,336	$461,654
3.500%, 01/01/43 (b)	3,270,000	3,486,254
4.000%, 04/01/41	257,403	283,931
4.000%, 01/01/43 (b)	1,545,000	1,656,047
4.500%, 04/01/21	26,550	28,583
4.500%, 11/01/23	151,549	166,458
4.500%, 07/25/24	605,000	658,040
4.500%, 04/01/25	399,630	431,235
4.500%, 05/01/35	771,306	837,302
4.500%, 07/01/35	688,406	747,309
4.500%, 09/01/37	804,647	873,496
4.500%, 01/01/43 (b)	1,000,000	1,080,195
5.000%, 05/01/18 (c)	305,171	328,291
5.000%, 10/01/20 (c)	154,701	168,120
5.000%, 06/25/23	500,000	555,609
5.000%, 10/25/33	140,100	145,762
5.000%, 11/01/33 (c)	769,452	838,316
5.000%, 03/01/34 (c)	1,759,417	1,913,979
5.000%, 05/01/34	198,045	215,274
5.000%, 12/01/34	167,282	182,254
5.000%, 04/01/35	264,909	287,956
5.000%, 07/01/35	1,657,502	1,806,468
5.000%, 06/01/39	599,922	679,486
5.000%, 12/01/39	631,884	715,687
5.000%, 06/01/40	278,689	309,379
5.000%, 04/01/41	444,229	500,367
5.500%, 02/01/18	179,970	194,529
5.500%, 03/01/18 (c)	402,003	433,010
5.500%, 08/01/23	240,103	262,980
5.500%, 02/01/24 (c)	289,363	317,295
5.500%, 04/01/33 (c)	826,248	939,055
5.500%, 05/01/33	85,400	93,857
5.500%, 10/01/33 (c)	656,124	721,100
5.500%, 01/01/34	183,346	201,502
5.500%, 02/01/34	121,738	133,793
5.500%, 03/01/34 (c)	1,563,777	1,792,428
5.500%, 04/01/34 (c)	1,507,511	1,706,112
5.500%, 05/01/34	50,257	54,983
5.500%, 09/01/34 (c)	487,995	554,621
5.500%, 10/01/34	284,422	312,589
5.500%, 01/01/35	445,423	501,364
5.500%, 02/01/35	693,790	784,815
5.500%, 06/01/35	51,564	56,348
5.500%, 08/01/35	255,310	280,593
5.500%, 10/01/35	133,902	153,480
5.500%, 11/01/35	62,879	68,712
5.500%, 09/01/36 (c)	678,838	742,668
5.500%, 05/01/38	40,835	44,369
6.000%, 09/01/32	57,691	65,883
6.000%, 10/01/32 (c)	800,184	913,809
6.000%, 11/01/32 (c)	637,221	727,705
6.000%, 03/01/33 (c)	706,854	803,227
6.000%, 04/01/33	244,636	275,628
6.000%, 12/01/33	163,077	183,176
6.000%, 08/01/34	220,189	245,407
6.000%, 09/01/34	127,653	141,950
6.000%, 11/01/34	57,123	63,521
6.000%, 12/01/34 (c)	599,511	666,655
6.000%, 11/01/36	122,257	136,523
6.000%, 01/01/37	793,276	875,205
6.000%, 08/01/37	287,961	318,053
6.000%, 09/01/37	296,319	332,377

See accompanying notes to financial statements.

Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
6.000%, 12/01/37	$196,497	$217,030
6.000%, 12/01/38	354,602	395,114
6.500%, 11/01/23	156,285	174,480
6.500%, 02/01/32	549,274	623,937
6.500%, 04/01/32	201,355	229,985
6.500%, 05/01/32	80,712	91,782
6.500%, 07/01/32 (c)	743,331	842,736
6.500%, 09/01/32	12,859	15,215
6.500%, 09/01/34	38,107	43,106
6.500%, 11/01/34	28,995	34,373
6.500%, 03/01/35	330,401	379,605
6.500%, 02/01/36	131,647	148,276
6.500%, 06/01/36	231,455	261,413
6.500%, 08/01/37	71,848	80,441
6.500%, 09/01/37 (c)	425,766	478,001
7.000%, 09/01/31	284,110	333,500
7.000%, 11/01/31	42,382	49,751
7.000%, 02/01/32	192,379	224,286
7.000%, 07/01/32 (c)	33,506	39,053
7.000%, 10/01/37	17,635	20,989
7.500%, 04/01/31	81,982	100,454
7.500%, 07/25/22	336,071	387,536
		53,101,527
Government National Mortgage Association (GNMA) (12.2%)
0.000%, 03/16/42 (d) (e)	1,383,991	14
0.488%, 03/16/34 (d) (e)	3,508,002	32,845
0.643%, 07/16/40 (d) (e)	1,479,569	29,443
0.820%, 06/17/45 (d) (e)	6,428,905	116,794
3.500%, 11/15/40	351,836	382,959
4.000%, 07/20/31	737,875	836,561
4.000%, 12/20/40	1,749,819	1,941,429
4.000%, 01/15/41	177,936	196,323
4.000%, 02/15/41	899,403	1,003,588
4.000%, 10/15/41	897,242	996,691
4.500%, 06/15/40	746,409	832,044
4.920%, 05/16/34	256,189	262,644
5.000%, 05/15/33 (c)	328,076	361,205
5.000%, 12/15/39	170,086	191,514
5.000%, 01/15/40	2,136,424	2,373,525
5.000%, 07/15/40	1,368,115	1,504,985
5.500%, 07/15/38 (c)	411,369	453,873
5.500%, 10/15/38	361,797	411,051
		11,927,488
Vendee Mortgage Trust (0.1%)
Vendee Mortgage Trust, 7.793%, 02/15/25	73,529	85,658
Total government obligations (cost: $79,972,854)		83,410,296
Asset-Backed Securities (4.4%)
ABFS Mortgage Loan Trust, 7.490%, 12/25/31 (f)	261,562	194,326
Ally Auto Receivables Trust, 2.900%, 05/15/17 (g)	140,000	145,319
AmeriCredit Automobile Receivables Trust, 1.930%, 08/08/18	110,000	111,613
Capital One Multi-Asset Execution Trust, 4.900%, 12/15/17	300,000	325,283
	Principal	Value(a)
Conseco Financial Corp.
7.300%, 11/15/28	$1,158	$1,160
8.300%, 11/15/19	25,908	26,226
Countryplace Manufactured Housing Contract Trust, 4.800%, 12/15/35 (c) (d) (g) (h)	673,295	697,070
Credit-Based Asset Servicing and Securitization LLC, 5.970%, 10/25/36 (c) (d) (g)	681,332	698,330
Ford Credit Auto Owner Trust, 3.220%, 03/15/16	270,000	280,514
Huntington Auto Trust, 1.370%, 05/15/18	165,000	164,844
Nordstrom Private Label Credit Card Master Note Trust, 2.280%, 11/15/19 (g)	210,000	218,163
Origen Manufactured Housing
4.750%, 08/15/21	165,379	165,659
5.910%, 01/15/37	550,000	575,273
5.460%, 11/15/35 (d)	400,000	422,077
Santander Drive Auto Receivables Trust, 3.010%, 04/16/18	195,000	201,081
Vanderbilt Mortgage Finance, 6.210%, 05/07/26	82,524	85,921
Total asset-backed securities (cost: $4,292,625)		4,312,859
Other Mortgage-Backed Securities (5.2%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (0.7%)
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29	277,681	254,902
BHN I Mortgage Fund
1.000%, 03/25/13 (d) (g) (h) (i) (j) (k)	10,000	—
7.540%, 05/31/17 (g) (h) (i) (j) (k)	425	—
7.916%, 07/01/13 (g) (h) (i) (j) (k)	50,980	—
Global Mortgage Securitization Ltd., 5.250%, 11/25/32 (g) (h) (j)	284,586	241,812
Prudential Home Mortgage Securities 7.892%, 09/28/24 (d) (g)	3,309	2,360
7.900%, 04/28/22 (g)	76,191	66,399
Residential Accredit Loans, Inc., 6.250%, 03/25/14 (g)	14,582	13,750
Structured Adjustable Rate Mortgage Loan Trust, 5.400%, 11/25/35 (d)	1,065,000	70,851
Structured Asset Mortgage Investments, Inc., 2.913%, 05/02/30 (d)	13,252	5,045
		655,119

See accompanying notes to financial statements.

Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
Commercial Mortgage-Backed Securities (4.5%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (g)	$420,000	$443,425
Asset Securitization Corp.
8.621%, 08/13/29 (e) (g) (h)	187,883	5,609
8.621%, 08/13/29 (d) (e)	283,032	8,449
Hometown Commercial Mortgage, 5.506%, 11/11/38 (g) (h)	672,870	508,858
JPMorgan Chase Commercial Mortgage Securities Corp.
1.972%, 12/05/27 (d) (e) (g) (h)	3,647,278	424,682
3.905%, 05/05/30 (g)	600,000	656,733
4.625%, 03/15/46	81,468	81,607
LB-UBS Commercial Mortgage Trust, 5.533%, 06/15/36 (d)	500,000	530,588
Morgan Stanley Capital I Trust 3.201%, 08/05/34 (g)	240,000	251,776
3.451%, 08/05/34 (g)	150,000	154,029
Multi Security Asset Trust, 5.880%, 11/28/35 (d) (g) (h) (i)	990,000	659,175
Prudential Commercial Mortgage Trust, 4.775%, 02/11/36 (g)	485,000	484,845
WF-RBS Commercial Mortgage Trust, 2.875%, 12/15/45	225,000	232,305
		4,442,081
Total other mortgage-backed securities (cost: $6,768,093)		5,097,200
Corporate Obligations (0.3%)
Financial (0.3%)
Real Estate Investment Trust-Single Tenant (0.3%)
Realty Income Corp., 3.250%, 10/15/22	250,000	244,728
Total corporate obligations (cost: $248,485)		244,728
Total long-term debt securities (cost: $91,282,057)		93,065,083
Short-Term Securities (19.3%)
U.S. Government Obligations (0.8%)
U.S. Treasury Bill 0.081%, 04/04/13 (l)	750,000	749,871
	Shares	Value(a)
Investment Companies (18.5%)
Dreyfus Treasury Cash Management Fund, current rate 0.010%	8,218,568	$8,218,568
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	9,800,000	9,800,000
		18,018,568
Total short-term securities (cost: $18,768,299)		18,768,439
Total investments in securities (cost: $110,050,356) (m)		111,833,522
Liabilities in excess of cash and other assets (-14.8%)		(14,410,272)
Total net assets (100.0%)		$97,423,250

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2012 the total cost of investments issued on a when-issued or forward commitment basis was $14,436,201.

(c)  All or a portion of security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2012.

(d)  Variable rate security.

(e)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(f)  Step rate security.

(g)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(h)  Illiquid security. (See Note 5.)

(i)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(j)  Foreign security: The Fund held 0.2% of net assets in foreign securities at December 31, 2012.

(k)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(l)  Fully or partially pledged as initial margin deposits on open futures contracts.

See accompanying notes to financial statements.

Advantus Mortgage Securities Fund
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2012, securities with an aggregate market value of $99,983 have been segregated to cover margin requirements for the following open futures contracts:

Type (Expiration)	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note (March 2013)	19	Short	$110
10 Year U.S. Treasury Note (March 2013)	2	Short	527
30 Year U.S. Treasury Bond (March 2013)	4	Short	7,055
	25		$7,692

(m)  At December 31, 2012 the cost of securities for federal income tax purposes was $110,948,535. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$3,631,676
Gross unrealized depreciation	(2,746,689)
Net unrealized appreciation	$884,987
See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities

December 31, 2012

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (96.2%)
Consumer Discretionary (11.2%)
Auto Components (0.3%)
BorgWarner, Inc. (b)	3,864	$276,740
Delphi Automotive PLC (b) (d)	9,911	379,096
Johnson Controls, Inc.	22,948	704,503
The Goodyear Tire & Rubber Co. (b)	8,221	113,532
		1,473,871
Automobiles (0.5%)
Ford Motor Co.	127,955	1,657,017
Harley-Davidson, Inc.	7,593	370,842
		2,027,859
Distributors (0.1%)
Genuine Parts Co.	5,206	330,998
Diversified Consumer Services (0.1%)
Apollo Group, Inc. — Class A (b)	3,339	69,852
H&R Block, Inc.	9,104	169,061
		238,913
Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	14,963	550,190
Chipotle Mexican Grill, Inc. (b)	1,050	312,333
Darden Restaurants, Inc.	4,264	192,178
International Game Technology	8,930	126,538
Marriott International, Inc. — Class A	8,259	307,813
McDonald's Corp.	33,694	2,972,148
Starbucks Corp.	24,955	1,338,087
Starwood Hotels & Resorts Worldwide, Inc.	6,577	377,257
Wyndham Worldwide Corp.	4,707	250,459
Wynn Resorts Ltd.	2,667	300,011
Yum! Brands, Inc.	15,163	1,006,823
		7,733,837
Household Durables (0.4%)
DR Horton, Inc.	9,371	185,358
Garmin, Ltd. (d)	3,600	146,952
Harman International Industries, Inc.	2,254	100,619
Leggett & Platt, Inc.	4,727	128,669
Lennar Corp. — Class A	5,446	210,597
Newell Rubbermaid, Inc.	9,652	214,950
PulteGroup, Inc. (b)	11,409	207,187
Stanley Black & Decker, Inc.	5,664	418,966
Whirlpool Corp.	2,582	262,719
		1,876,017
Internet & Catalog Retail (1.1%)
Amazon.com, Inc. (b)	12,162	3,054,365
Expedia, Inc.	3,123	191,908
Netflix, Inc. (b)	1,906	176,839
priceline.com, Inc. (b)	1,752	1,088,343
TripAdvisor, Inc. (b)	3,640	152,734
		4,664,189
	Shares	Value(a)
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	3,880	$139,292
Mattel, Inc.	11,515	421,679
		560,971
Media (3.4%)
Cablevision Systems Corp.	7,241	108,180
CBS Corp. — Class B	19,831	754,569
Comcast Corp. — Class A	89,179	3,333,511
DIRECTV (b)	20,275	1,016,994
Discovery Communications, Inc. (b)	8,016	508,856
Gannett Co., Inc.	7,711	138,875
Interpublic Group of Cos., Inc.	14,477	159,536
News Corp. — Class A	67,668	1,728,241
Omnicom Group, Inc.	8,866	442,945
Scripps Networks Interactive, Inc. — Class A	2,829	163,856
The McGraw-Hill Cos., Inc.	9,319	509,470
The Walt Disney Co.	59,473	2,961,161
The Washington Post Co. — Class B	170	62,086
Time Warner Cable, Inc. — Class A	10,128	984,340
Time Warner, Inc.	31,777	1,519,894
Viacom, Inc. — Class B	15,505	817,734
		15,210,248
Multiline Retail (0.8%)
Big Lots, Inc. (b)	1,877	53,419
Dollar General Corp. (b)	8,812	388,521
Dollar Tree, Inc. (b)	7,625	309,270
Family Dollar Stores, Inc.	3,199	202,849
JC Penney Co., Inc.	4,782	94,253
Kohl's Corp.	7,101	305,201
Macy's, Inc.	13,265	517,600
Nordstrom, Inc.	5,103	273,011
Target Corp.	21,841	1,292,332
		3,436,456
Specialty Retail (2.1%)
Abercrombie & Fitch Co. — Class A	2,670	128,080
AutoNation, Inc. (b)	1,250	49,625
AutoZone, Inc. (b)	1,312	465,012
Bed Bath & Beyond, Inc. (b)	7,692	430,060
Best Buy Co., Inc.	8,963	106,211
CarMax, Inc. (b)	7,679	288,270
GameStop Corp. — Class A	4,066	102,016
Home Depot, Inc.	50,179	3,103,571
Lowe's Cos., Inc.	37,744	1,340,667
Ltd. Brands, Inc.	8,032	377,986
O'Reilly Automotive, Inc. (b)	3,847	343,999
PetSmart, Inc.	3,590	245,341
Ross Stores, Inc.	7,463	404,121
Staples, Inc.	22,615	257,811
The Gap, Inc.	9,975	309,624
Tiffany & Co.	3,972	227,754
TJX Cos., Inc.	24,474	1,038,921
Urban Outfitters, Inc. (b)	3,638	143,192
		9,362,261

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	9,520	$528,455
Fossil, Inc. (b)	1,813	168,790
NIKE, Inc. — Class B	24,496	1,263,994
Ralph Lauren Corp.	2,041	305,987
VF Corp.	2,958	446,569
		2,713,795
Consumer Staples (10.2%)
Beverages (2.3%)
Beam, Inc.	5,300	323,777
Brown-Forman Corp. — Class B	5,086	321,689
Coca-Cola Enterprises, Inc.	9,055	287,315
Constellation Brands, Inc. — Class A (b)	5,058	179,003
Dr Pepper Snapple Group, Inc.	6,984	308,553
Molson Coors Brewing Co. — Class B	5,181	221,695
Monster Beverage Corp. (b)	5,003	264,559
PepsiCo, Inc.	51,913	3,552,407
The Coca-Cola Co.	129,451	4,692,599
		10,151,597
Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	14,512	1,433,350
CVS Caremark Corp.	41,839	2,022,915
Safeway, Inc.	8,041	145,462
Sysco Corp.	19,727	624,557
The Kroger Co.	17,243	448,663
Wal-Mart Stores, Inc.	56,134	3,830,023
Walgreen Co.	28,831	1,067,035
Whole Foods Market, Inc.	5,790	528,801
		10,100,806
Food Products (1.7%)
Archer-Daniels-Midland Co.	22,101	605,346
Campbell Soup Co.	6,012	209,759
ConAgra Foods, Inc.	13,677	403,472
Dean Foods Co. (b)	6,185	102,114
General Mills, Inc.	21,654	875,038
HJ Heinz Co.	10,761	620,694
Hormel Foods Corp.	4,460	139,197
Kellogg Co.	8,299	463,499
Kraft Foods Group, Inc.	19,881	903,989
McCormick & Co., Inc.	4,431	281,501
Mead Johnson Nutrition Co.	6,813	448,909
Mondelez International, Inc. — Class A	59,640	1,519,031
The Hershey Co.	5,019	362,472
The JM Smucker Co.	3,629	312,965
Tyson Foods, Inc. — Class A	9,632	186,861
		7,434,847
Household Products (2.1%)
Clorox Co.	4,378	320,557
Colgate-Palmolive Co.	14,905	1,558,169
Kimberly-Clark Corp.	13,132	1,108,735
The Procter & Gamble Co.	91,762	6,229,722
		9,217,183
	Shares	Value(a)
Personal Care (0.1%)
Avon Products, Inc.	14,503	$208,263
The Estee Lauder Cos., Inc. — Class A	8,056	482,232
		690,495
Tobacco (1.7%)
Altria Group, Inc.	67,963	2,135,397
Lorillard, Inc.	4,344	506,815
Philip Morris International, Inc.	56,065	4,689,277
Reynolds American, Inc.	10,880	450,758
		7,782,247
Energy (10.6%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	14,754	602,553
Cameron International Corp. (b)	8,279	467,432
Diamond Offshore Drilling, Inc.	2,296	156,036
Ensco PLC Class A (d)	7,795	462,088
FMC Technologies, Inc. (b)	7,978	341,698
Halliburton Co.	31,143	1,080,351
Helmerich & Payne, Inc.	3,528	197,603
Nabors Industries, Ltd. (b) (d)	9,745	140,815
National Oilwell Varco, Inc.	14,327	979,250
Noble Corp. (d)	8,481	295,308
Rowan Cos. PLC (b)	4,088	127,832
Schlumberger, Ltd.	44,554	3,087,147
		7,938,113
Oil, Gas & Consumable Fuels (8.8%)
Anadarko Petroleum Corp.	16,772	1,246,327
Apache Corp.	13,132	1,030,862
Cabot Oil & Gas Corp. — Class A	7,042	350,269
Chesapeake Energy Corp.	17,398	289,155
Chevron Corp.	65,684	7,103,068
ConocoPhillips	40,739	2,362,455
Consol Energy, Inc.	7,644	245,372
Denbury Resources, Inc. (b)	12,987	210,389
Devon Energy Corp.	12,640	657,786
EOG Resources, Inc.	9,091	1,098,102
EQT Corp.	5,021	296,139
Exxon Mobil Corp.	153,015	13,243,448
Hess Corp.	9,972	528,117
Kinder Morgan, Inc.	21,223	749,809
Marathon Oil Corp.	23,707	726,857
Marathon Petroleum Corp.	11,383	717,129
Murphy Oil Corp.	6,196	368,972
Newfield Exploration Co. (b)	4,530	121,313
Noble Energy, Inc.	5,970	607,388
Occidental Petroleum Corp.	27,190	2,083,026
Peabody Energy Corp.	9,007	239,676
Phillips 66	21,002	1,115,206
Pioneer Natural Resources Co.	4,136	440,856
QEP Resources, Inc.	5,950	180,107
Range Resources Corp.	5,458	342,926
Southwestern Energy Co. (b)	11,727	391,799
Spectra Energy Corp.	22,345	611,806
Tesoro Corp.	4,640	204,392
The Williams Cos., Inc.	22,614	740,382
Valero Energy Corp.	18,577	633,847
WPX Energy, Inc. (b)	6,684	99,458
		39,036,438

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Financial (15.0%)
Capital Markets (1.9%)
Ameriprise Financial, Inc.	6,907	$432,585
BlackRock, Inc.	4,211	870,456
E*Trade Financial Corp. (b)	8,640	77,328
Franklin Resources, Inc.	4,631	582,117
Invesco, Ltd.	14,902	388,793
Legg Mason, Inc.	3,934	101,182
Morgan Stanley	46,381	886,805
Northern Trust Corp.	7,323	367,322
State Street Corp.	15,599	733,309
T Rowe Price Group, Inc.	8,553	557,057
The Bank of New York Mellon Corp.	39,219	1,007,928
The Charles Schwab Corp.	36,802	528,477
The Goldman Sachs Group, Inc.	14,825	1,891,077
		8,424,436
Commercial Banks (2.7%)
BB&T Corp.	23,480	683,503
Comerica, Inc.	6,388	193,812
Fifth Third Bancorp	30,119	457,508
First Horizon National Corp.	8,293	82,184
Huntington Bancshares, Inc.	28,710	183,457
KeyCorp	31,333	263,824
M&T Bank Corp.	4,118	405,499
PNC Financial Services Group, Inc.	17,749	1,034,944
Regions Financial Corp.	47,421	337,637
SunTrust Banks, Inc.	18,083	512,653
US Bancorp	63,106	2,015,606
Wells Fargo & Co.	164,305	5,615,945
Zions Bancorporation	6,181	132,273
		11,918,845
Consumer Finance (0.9%)
American Express Co.	32,674	1,878,101
Capital One Financial Corp.	19,521	1,130,852
Discover Financial Services	16,940	653,037
SLM Corp.	15,510	265,686
		3,927,676
Diversified Financial Services (3.4%)
Bank of America Corp.	361,719	4,195,940
Citigroup, Inc.	98,417	3,893,377
CME Group, Inc.	10,293	521,958
IntercontinentalExchange, Inc. (b)	2,425	300,239
JPMorgan Chase & Co.	127,577	5,609,563
Leucadia National Corp.	6,618	157,442
Moody's Corp.	6,508	327,483
NYSE Euronext	8,155	257,209
The NASDAQ OMX Group, Inc.	3,930	98,289
		15,361,500
Diversified REIT's (0.1%)
Vornado Realty Trust	5,685	455,255
Industrial REIT's (0.1%)
ProLogis, Inc.	15,468	564,427
Insurance (3.9%)
ACE, Ltd. (d)	11,404	910,039
	Shares	Value(a)
Aflac, Inc.	15,736	$835,896
American International Group, Inc. (b)	49,545	1,748,939
Aon PLC (d)	10,694	594,586
Assurant, Inc.	2,641	91,643
Berkshire Hathaway, Inc. — Class B (b)	61,216	5,491,075
Chubb Corp.	8,791	662,138
Cincinnati Financial Corp.	4,913	192,393
Genworth Financial, Inc. — Class A (b)	16,506	123,960
Hartford Financial Services Group, Inc.	14,642	328,567
Lincoln National Corp.	9,229	239,031
Loews Corp.	10,435	425,226
Marsh & McLennan Cos., Inc.	18,270	629,767
MetLife, Inc.	36,542	1,203,694
Principal Financial Group, Inc.	9,261	264,124
Prudential Financial, Inc.	15,572	830,455
The Allstate Corp.	16,168	649,469
The Progressive Corp.	18,672	393,979
The Travelers Cos., Inc.	12,801	919,368
Torchmark Corp.	3,138	162,140
Unum Group	9,233	192,231
XL Group PLC (d)	10,088	252,805
		17,141,525
Office REIT's (0.1%)
Boston Properties, Inc.	5,063	535,716
Real Estate Services (0.0%)
CBRE Group, Inc. (b)	10,125	201,487
Residential REIT's (0.3%)
Apartment Investment & Management Co. — Class A	4,884	132,161
AvalonBay Communities, Inc.	3,801	515,378
Equity Residential	10,797	611,866
		1,259,405
Retail REIT's (0.4%)
Kimco Realty Corp.	13,680	264,298
Simon Property Group, Inc.	10,435	1,649,669
		1,913,967
Specialized REIT's (1.1%)
American Tower Corp.	13,268	1,025,218
HCP, Inc.	15,171	685,426
Health Care REIT, Inc.	8,720	534,449
Host Hotels & Resorts, Inc.	24,323	381,141
Plum Creek Timber Co., Inc.	5,409	239,997
Public Storage	4,839	701,461
Ventas, Inc.	9,919	641,958
Weyerhaeuser Co.	18,175	505,620
		4,715,270
Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	15,953	129,698
People's United Financial, Inc.	11,666	141,042
		270,740

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Health Care (11.6%)
Biotechnology (1.6%)
Alexion Pharmaceuticals, Inc. (b)	6,509	$610,609
Amgen, Inc.	25,753	2,222,999
Biogen Idec, Inc. (b)	7,941	1,164,707
Celgene Corp. (b)	14,196	1,117,509
Gilead Sciences, Inc. (b)	25,427	1,867,613
		6,983,437
Health Care Equipment & Supplies (1.7%)
Baxter International, Inc.	18,437	1,229,010
Becton Dickinson and Co.	6,610	516,836
Boston Scientific Corp. (b)	46,078	264,027
CareFusion Corp. (b)	7,447	212,835
Covidien PLC (d)	15,887	917,315
CR Bard, Inc.	2,569	251,094
DENTSPLY International, Inc.	4,737	187,633
Edwards Lifesciences Corp. (b)	3,873	349,228
Intuitive Surgical, Inc. (b)	1,405	688,970
Medtronic, Inc.	33,941	1,392,260
St Jude Medical, Inc.	10,342	373,760
Stryker Corp.	9,697	531,590
Varian Medical Systems, Inc. (b)	3,666	257,500
Zimmer Holdings, Inc.	5,823	388,161
		7,560,219
Health Care Providers & Services (1.9%)
Aetna, Inc.	11,229	519,903
AmerisourceBergen Corp.	7,902	341,208
Cardinal Health, Inc.	11,403	469,576
Cigna Corp.	9,594	512,895
Coventry Health Care, Inc.	4,487	201,152
DaVita HealthCare Partners Inc. (b)	2,784	307,716
Express Scripts Holding Co. (b)	27,399	1,479,546
Humana, Inc.	5,310	364,425
Laboratory Corp. of America Holdings (b)	3,175	275,018
McKesson Corp.	7,922	768,117
Patterson Cos., Inc.	2,764	94,612
Quest Diagnostics, Inc.	5,335	310,870
Tenet Healthcare Corp. (b)	3,551	115,301
UnitedHealth Group, Inc.	34,282	1,859,456
WellPoint, Inc.	10,191	620,836
		8,240,631
Health Care Technology (0.1%)
Cerner Corp. (b)	4,886	379,349
Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	11,693	478,711
Life Technologies Corp. (b)	5,774	283,388
PerkinElmer, Inc.	3,814	121,056
Thermo Fisher Scientific, Inc.	12,089	771,037
Waters Corp. (b)	2,918	254,216
		1,908,408
Pharmaceuticals (5.9%)
Abbott Laboratories	53,048	3,474,644
Allergan, Inc.	10,321	946,745
	Shares	Value(a)
Bristol-Myers Squibb Co.	55,398	$1,805,421
Eli Lilly & Co.	34,272	1,690,295
Forest Laboratories, Inc. (b)	7,856	277,474
Hospira, Inc. (b)	5,486	171,383
Johnson & Johnson	93,005	6,519,651
Merck & Co., Inc.	102,026	4,176,944
Mylan, Inc. (b)	13,676	375,817
Perrigo Co.	2,962	308,137
Pfizer, Inc.	247,093	6,197,092
Watson Pharmaceuticals, Inc. (b)	4,288	368,768
		26,312,371
Industrials (9.6%)
Aerospace & Defense (2.2%)
General Dynamics Corp.	11,138	771,529
Honeywell International, Inc.	26,290	1,668,626
L-3 Communications Holdings, Inc.	3,157	241,889
Lockheed Martin Corp.	9,014	831,902
Northrop Grumman Corp.	8,237	556,657
Precision Castparts Corp.	4,885	925,317
Raytheon Co.	11,070	637,189
Rockwell Collins, Inc.	4,705	273,690
The Boeing Co.	22,776	1,716,400
United Technologies Corp.	28,299	2,320,801
		9,944,000
Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	5,409	341,957
Expeditors International of Washington, Inc.	7,013	277,364
FedEx Corp.	9,803	899,131
United Parcel Service, Inc. — Class B	24,013	1,770,479
		3,288,931
Airlines (0.1%)
Southwest Airlines Co.	24,767	253,614
Building Products (0.0%)
Masco Corp.	11,984	199,653
Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	3,319	115,899
Cintas Corp.	3,544	144,950
Iron Mountain, Inc.	5,577	173,166
Pitney Bowes, Inc.	6,737	71,682
Republic Services, Inc.	10,036	294,356
Stericycle, Inc. (b)	2,851	265,913
The ADT Corp.	7,801	362,668
Waste Management, Inc.	14,634	493,751
		1,922,385
Construction & Engineering (0.2%)
Fluor Corp.	5,588	328,239
Jacobs Engineering Group, Inc. (b)	4,359	185,563
Quanta Services, Inc. (b)	7,153	195,205
		709,007
Electrical Equipment (0.6%)
Eaton Corp. PLC (d)	15,497	839,937
Emerson Electric Co.	24,302	1,287,034

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Rockwell Automation, Inc.	4,675	$392,653
Roper Industries, Inc.	3,299	367,773
		2,887,397
Industrial Conglomerates (2.3%)
3M Co.	21,364	1,983,647
General Electric Co.	351,927	7,386,948
Textron, Inc.	9,458	234,464
Tyco International Ltd. (d)	15,629	457,148
		10,062,207
Machinery (2.0%)
Caterpillar, Inc.	21,946	1,965,923
Cummins, Inc.	5,932	642,732
Danaher Corp.	19,527	1,091,559
Deere & Co.	13,145	1,135,991
Dover Corp.	6,007	394,720
Flowserve Corp.	1,678	246,330
Illinois Tool Works, Inc.	14,309	870,130
Ingersoll-Rand PLC (d)	9,394	450,536
Joy Global, Inc.	3,520	224,506
PACCAR, Inc.	11,847	535,603
Pall Corp.	3,728	224,649
Parker Hannifin Corp.	5,007	425,896
Pentair, Ltd. (d)	7,048	346,409
Snap-On, Inc.	1,938	153,083
Xylem, Inc.	6,218	168,508
		8,876,575
Professional Services (0.1%)
Dun & Bradstreet Corp.	1,439	113,177
Equifax, Inc.	4,013	217,184
Robert Half International, Inc.	4,723	150,286
		480,647
Road & Rail (0.8%)
CSX Corp.	34,613	682,914
Norfolk Southern Corp.	10,606	655,875
Ryder System, Inc.	1,649	82,335
Union Pacific Corp.	15,787	1,984,742
		3,405,866
Trading Companies & Distributors (0.2%)
Fastenal Co.	9,049	422,498
WW Grainger, Inc.	2,055	415,870
		838,368
Information Technology (18.3%)
Communications Equipment (1.9%)
Cisco Systems, Inc.	178,182	3,501,276
F5 Networks, Inc. (b)	2,642	256,670
Harris Corp.	3,746	183,404
JDS Uniphase Corp. (b)	7,851	106,303
Juniper Networks, Inc. (b)	17,303	340,350
Motorola Solutions, Inc.	9,413	524,116
QUALCOMM, Inc.	57,188	3,546,800
		8,458,919
Computers & Peripherals (4.7%)
Apple, Inc. (c)	31,571	16,828,290
Dell, Inc.	48,975	496,117
EMC Corp. (b)	70,700	1,788,710
Hewlett-Packard Co.	65,985	940,286
	Shares	Value(a)
NetApp, Inc. (b)	12,024	$403,405
SanDisk Corp. (b)	8,114	353,446
Western Digital Corp.	7,357	312,599
		21,122,853
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp. — Class A	5,381	348,151
Corning, Inc.	49,597	625,914
FLIR Systems, Inc.	5,034	112,309
Jabil Circuit, Inc.	6,253	120,620
Molex, Inc.	4,591	125,472
Seagate Technology PLC (d)	11,275	343,662
TE Connectivity, Ltd. (d)	14,181	526,399
		2,202,527
Internet Software & Services (2.1%)
Akamai Technologies, Inc. (b)	5,955	243,619
eBay, Inc. (b)	39,084	1,994,066
Google, Inc. — Class A (b)	8,933	6,336,802
VeriSign, Inc. (b)	5,210	202,252
Yahoo!, Inc. (b)	34,928	695,067
		9,471,806
IT Services (3.7%)
Accenture PLC Class A (d)	21,429	1,425,028
Automatic Data Processing, Inc.	16,292	928,807
Cognizant Technology Solutions Corp. — Class A (b)	10,074	745,980
Computer Sciences Corp.	5,214	208,821
Fidelity National Information Services, Inc.	8,363	291,116
Fiserv, Inc. (b)	4,479	353,975
International Business Machines Corp.	35,646	6,827,991
Mastercard, Inc. — Class A	3,587	1,762,221
Paychex, Inc.	10,856	338,056
SAIC, Inc.	9,522	107,789
Teradata Corp. (b)	5,649	349,616
The Western Union Co.	20,021	272,486
Total System Services, Inc.	5,392	115,497
Visa, Inc. — Class A	17,496	2,652,044
		16,379,427
Office Electronics (0.1%)
Xerox Corp.	42,408	289,223
Semiconductors & Semiconductor Equipment (1.9%)
Advanced Micro Devices, Inc. (b)	20,309	48,742
Altera Corp.	10,758	370,506
Analog Devices, Inc.	10,113	425,353
Applied Materials, Inc.	40,194	459,819
Broadcom Corp. — Class A (b)	17,413	578,286
First Solar, Inc. (b)	1,932	59,660
Intel Corp.	166,997	3,445,148
KLA-Tencor Corp.	5,588	266,883
Lam Research Corp. (b)	5,715	206,483
Linear Technology Corp.	7,765	266,339
LSI Corp. (b)	18,572	131,490

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Microchip Technology, Inc.	6,501	$211,868
Micron Technology, Inc. (b)	34,150	216,852
NVIDIA Corp.	20,970	257,721
Teradyne, Inc. (b)	6,274	105,968
Texas Instruments, Inc.	37,614	1,163,777
Xilinx, Inc.	8,756	314,340
		8,529,235
Software (3.4%)
Adobe Systems, Inc. (b)	16,614	626,016
Autodesk, Inc. (b)	7,541	266,574
BMC Software, Inc. (b)	4,783	189,694
CA, Inc.	11,252	247,319
Citrix Systems, Inc. (b)	6,266	411,990
Electronic Arts, Inc. (b)	10,240	148,787
Intuit, Inc.	9,339	555,670
Microsoft Corp.	254,216	6,795,194
Oracle Corp.	126,150	4,203,318
Red Hat, Inc. (b)	6,488	343,604
Salesforce.com, Inc. (b)	4,382	736,614
Symantec Corp. (b)	23,287	438,029
		14,962,809
Materials (3.5%)
Chemicals (2.4%)
Air Products & Chemicals, Inc.	7,143	600,155
Airgas, Inc.	2,349	214,440
CF Industries Holdings, Inc.	2,098	426,230
Eastman Chemical Co.	5,117	348,212
Ecolab, Inc.	8,847	636,099
EI du Pont de Nemours & Co.	31,294	1,407,291
FMC Corp.	4,589	268,548
International Flavors & Fragrances, Inc.	2,677	178,128
LyondellBasell Industries NV Class A (d)	12,740	727,327
Monsanto Co.	17,941	1,698,116
PPG Industries, Inc.	5,147	696,646
Praxair, Inc.	9,972	1,091,435
Sigma-Aldrich Corp.	4,038	297,116
The Dow Chemical Co.	40,247	1,300,783
The Mosaic Co.	9,285	525,810
The Sherwin-Williams Co.	2,872	441,771
		10,858,107
Construction Materials (0.1%)
Vulcan Materials Co.	4,349	226,365
Containers & Packaging (0.1%)
Ball Corp.	5,148	230,373
Bemis Co., Inc.	3,443	115,203
Owens-Illinois, Inc. (b)	5,485	116,666
Sealed Air Corp.	6,484	113,535
		575,777
Metals & Mining (0.7%)
Alcoa, Inc.	35,816	310,883
Allegheny Technologies, Inc.	3,556	107,960
Cliffs Natural Resources, Inc.	4,747	183,044
Freeport-McMoRan Copper & Gold, Inc.	31,859	1,089,578
	Shares	Value(a)
Newmont Mining Corp.	16,660	$773,690
Nucor Corp.	10,660	460,299
United States Steel Corp.	4,842	115,579
		3,041,033
Paper & Forest Products (0.2%)
International Paper Co.	14,738	587,162
MeadWestvaco Corp.	5,785	184,368
		771,530
Telecommunication Services (2.9%)
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	190,624	6,425,935
CenturyLink, Inc.	20,950	819,564
Frontier Communications Corp.	33,508	143,414
Verizon Communications, Inc.	95,779	4,144,357
Windstream Corp.	19,737	163,423
		11,696,693
Wireless Telecommunication Services (0.3%)
Crown Castle International Corp. (b)	9,838	709,910
MetroPCS Communications, Inc. (b)	10,631	105,672
Sprint Nextel Corp. (b)	100,836	571,740
		1,387,322
Utilities (3.3%)
Electric Utilities (1.8%)
American Electric Power Co., Inc.	16,285	695,044
Duke Energy Corp.	23,635	1,507,913
Edison International	10,934	494,107
Entergy Corp.	5,965	380,269
Exelon Corp.	28,670	852,646
FirstEnergy Corp.	14,035	586,102
NextEra Energy, Inc.	14,203	982,705
Northeast Utilities	10,536	411,747
Pepco Holdings, Inc.	7,701	151,017
Pinnacle West Capital Corp.	3,623	184,700
PPL Corp.	19,522	558,915
Southern Co.	29,335	1,255,831
		8,060,996
Gas Utilities (0.1%)
AGL Resources, Inc.	3,877	154,964
ONEOK, Inc.	6,866	293,521
		448,485
Independent Power Producers & Energy Traders (0.1%)
NRG Energy, Inc.	10,816	248,660
The AES Corp.	20,723	221,736
		470,396
Multi-Utilities (1.3%)
Ameren Corp.	8,142	250,122
CenterPoint Energy, Inc.	14,345	276,141
CMS Energy Corp.	8,856	215,909
Consolidated Edison, Inc.	9,829	545,903
Dominion Resources, Inc.	19,284	998,911

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
DTE Energy Co.	5,775	$346,789
Integrys Energy Group, Inc.	2,606	136,085
NiSource, Inc.	10,395	258,732
PG&E Corp.	14,430	579,797
Public Service Enterprise Group, Inc.	16,978	519,527
SCANA Corp.	4,401	200,862
Sempra Energy	7,548	535,455
TECO Energy, Inc.	6,832	114,504
Wisconsin Energy Corp.	7,721	284,519
Xcel Energy, Inc.	16,364	437,083
		5,700,339
Total common stocks (cost: $183,774,762)		427,578,297
Short-Term Securities (3.6%)
Investment Companies (3.6%)
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	1,400,000	1,400,000
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	14,481,041	14,481,041
Total short-term securities (cost: $15,881,041)		15,881,041
Total investments in securities (cost: $199,655,803) (e)		443,459,338
Cash and other assets in excess of liabilities (0.2%)		758,740
Total net assets (100.0%)		$444,218,078

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2012, securities with an aggregate market value of $2,665,150 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini Index Future	March 2013	220	Long	$(70,170)
		220		$(70,170)

(d)  Foreign security: The Fund held 2.1% of net assets in foreign securities at December 31, 2012.

(e)  At December 31, 2012 the cost of securities for federal income tax purposes was $203,698,648. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$249,787,370
Gross unrealized depreciation	(10,026,680)
Net unrealized appreciation	$239,760,690

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities

December 31, 2012

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (77.1%)
Australia (4.7%)
Government (4.7%)
New South Wales Treasury Corp. (AUD)
5.500%, 08/01/13	485,000	$511,013
5.500%, 03/01/17	1,440,000	1,627,172
Queensland Treasury Corp. (AUD)
6.000%, 08/14/13	1,325,000	1,402,117
6.000%, 08/21/13	595,000	629,698
6.000%, 09/14/17	585,000	677,356
Western Australia Treasury Corp. (AUD) 8.000%, 06/15/13	1,077,000	1,143,239
		5,990,595
Brazil (5.8%)
Government (5.8%)
Brazil Notas do Tesouro Nacional Serie B (BRL)
6.000%, 05/15/15	2,125,000	2,522,980
6.000%, 08/15/16	114,000	139,134
6.000%, 08/15/18	110,000	138,965
6.000%, 05/15/45	2,000,000	2,970,510
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/17	3,300,000	1,696,925
		7,468,514
Hungary (3.5%)
Government (3.5%)
Hungary Government Bond (HUF)
5.500%, 02/12/14	29,800,000	135,134
5.500%, 02/12/16	21,500,000	96,942
6.500%, 06/24/19	19,100,000	89,063
6.750%, 02/12/13	15,200,000	68,891
6.750%, 08/22/14	90,140,000	416,757
6.750%, 02/24/17	19,200,000	89,708
6.750%, 11/24/17	85,860,000	402,655
7.000%, 06/24/22	12,300,000	59,224
7.500%, 10/24/13	12,300,000	56,487
7.500%, 11/12/20	1,400,000	6,927
7.750%, 08/24/15	23,440,000	111,549
8.000%, 02/12/15	13,800,000	65,672
Hungary Government International Bond (EUR)
3.500%, 07/18/16	30,000	38,237
3.875%, 02/24/20	150,000	182,565
4.375%, 07/04/17	175,000	227,259
5.750%, 06/11/18	530,000	720,903
Hungary Government International Bond (USD)
6.250%, 01/29/20	735,000	811,256
6.375%, 03/29/21	810,000	894,240
		4,473,469
	Principal(b)	Value(a)
Iceland (0.3%)
Government (0.3%)
Iceland Government International Bond (USD) 5.875%, 05/11/22 (c)	340,000	$379,593
Indonesia (4.6%)
Government (4.6%)
Indonesia Treasury Bond (IDR)
9.500%, 07/15/23	18,680,000,000	2,549,032
10.000%, 09/15/24	1,959,000,000	277,492
10.250%, 07/15/22	2,155,000,000	303,897
11.000%, 11/15/20	6,128,000,000	875,333
12.800%, 06/15/21	8,576,000,000	1,349,216
12.900%, 06/15/22	3,361,000,000	540,513
		5,895,483
Ireland (8.3%)
Government (8.3%)
Ireland Government Bond (EUR)
4.400%, 06/18/19	125,000	165,386
4.500%, 10/18/18	98,000	134,361
4.500%, 04/18/20	546,000	719,826
4.600%, 04/18/16	88,000	122,888
5.000%, 10/18/20	2,716,000	3,671,741
5.400%, 03/13/25	2,546,000	3,411,686
5.500%, 10/18/17	1,371,000	1,974,266
5.900%, 10/18/19	310,000	447,081
		10,647,235
Israel (1.0%)
Government (1.0%)
Israel Government Bond — Fixed (ILS)
3.500%, 09/30/13	2,776,000	753,304
5.000%, 03/31/13	1,836,000	495,896
		1,249,200
Lithuania (2.0%)
Government (2.0%)
Lithuania Government International Bond (USD) 6.125%, 03/09/21 (c)	100,000	123,130
Republic of Lithuania (USD)
6.750%, 01/15/15 (c)	1,130,000	1,241,814
7.375%, 02/11/20 (c)	900,000	1,172,250
		2,537,194
Malaysia (1.0%)
Government (1.0%)
Malaysia Government Bond (MYR)
3.210%, 05/31/13	1,175,000	384,470
3.434%, 08/15/14	440,000	144,777
3.461%, 07/31/13	540,000	176,996
3.700%, 05/15/13	205,000	67,193
3.702%, 02/25/13	211,000	69,062
5.094%, 04/30/14	1,155,000	387,696
8.000%, 10/30/13	20,000	6,803
		1,236,997

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
Mexico (6.8%)
Government (6.8%)
Mexican Bonos (MXN)
7.000%, 06/19/14	703,000	$55,877
7.750%, 12/14/17	5,000,000	428,578
8.000%, 12/19/13	41,050,000	3,262,735
8.000%, 12/17/15	26,500,000	2,211,952
9.000%, 06/20/13	23,010,000	1,808,294
9.500%, 12/18/14	2,130,000	178,531
Mexican Udibonos (MXN)
2.500%, 12/10/20	1,345,396	112,864
3.500%, 12/14/17	2,437,312	208,255
4.000%, 06/13/19	1,681,745	151,830
4.500%, 12/18/14	983,212	80,786
5.000%, 06/16/16	2,461,685	213,836
		8,713,538
Philippines (0.1%)
Government (0.1%)
Philippine Government Bond (PHP)
5.250%, 01/07/13	440,000	10,721
6.250%, 01/27/14	780,000	20,034
7.000%, 01/27/16	1,240,000	33,474
8.750%, 03/03/13	3,150,000	77,763
9.125%, 09/04/16	730,000	21,190
		163,182
Poland (10.5%)
Government (10.5%)
Poland Government Bond (PLN)
4.205%, 07/25/14 (d)	730,000	224,866
4.677%, 01/25/14 (d)	2,925,000	915,143
4.728%, 07/25/13 (d)	3,082,000	978,883
5.000%, 10/24/13	1,840,000	603,498
5.150%, 01/25/17 (e)	2,011,000	653,547
5.150%, 01/25/21 (e)	2,040,000	656,381
5.250%, 04/25/13	1,430,000	464,758
5.500%, 04/25/15	1,105,000	375,787
5.750%, 04/25/14	9,665,000	3,226,466
5.750%, 09/23/22	5,900,000	2,234,752
6.250%, 10/24/15	2,775,000	971,263
Poland Government International Bond (USD) 6.375%, 07/15/19	1,700,000	2,119,424
		13,424,768
Russia (2.8%)
Government (2.8%)
Russian Foreign Bond (USD) 7.500%, 03/31/30 (c) (f)	2,759,000	3,543,660
Serbia (0.5%)
Government (0.5%)
Republic of Serbia (USD)
5.250%, 11/21/17 (c)	200,000	207,500
7.250%, 09/28/21 (c)	410,000	471,500
		679,000
	Principal(b)	Value(a)
Singapore (1.3%)
Government (1.3%)
Singapore Government Bond (SGD) 0.250%, 02/01/14	2,100,000	$1,718,895
Slovenia (0.4%)
Government (0.4%)
Slovenia Government International Bond (USD) 5.500%, 10/26/22 (c)	530,000	556,500
South Korea (14.7%)
Financial (2.0%)
Export-Import Bank of Korea (SEK) 1.450%, 05/19/14 (c)	1,510,000	232,482
Korea Monetary Stabilization Bond (KRW)
2.780%, 10/02/14	70,700,000	65,994
2.820%, 08/02/14	17,800,000	16,628
2.840%, 12/02/14	26,890,000	25,128
3.280%, 06/09/13	284,130,000	265,976
3.280%, 06/02/14	476,450,000	447,942
3.380%, 05/09/13	414,000,000	387,526
3.470%, 02/02/14	273,450,000	257,256
3.480%, 12/02/13	198,860,000	186,937
3.590%, 10/02/13	115,990,000	108,998
3.590%, 04/02/14	401,900,000	379,028
3.760%, 06/02/13	66,280,000	62,160
3.830%, 04/02/13	41,430,000	38,800
3.900%, 08/02/13	124,290,000	116,854
		2,591,709
Government (12.7%)
Korea Treasury Bond (KRW)
3.000%, 12/10/13	10,803,920,000	10,112,124
3.250%, 12/10/14	108,270,000	101,950
3.500%, 06/10/14	4,090,410,000	3,857,634
3.750%, 06/10/13	2,111,060,000	1,980,209
5.250%, 03/10/13	272,670,000	255,838
		16,307,755
		18,899,464
Sri Lanka (1.2%)
Government (1.2%)
Sri Lanka Government Bonds (LKR)
6.500%, 07/15/15	4,310,000	29,812
7.000%, 03/01/14	140,000	1,041
7.500%, 08/01/13	90,000	690
11.000%, 08/01/15	82,800,000	634,350
11.000%, 09/01/15	120,750,000	922,787
11.750%, 04/01/14	130,000	1,018
		1,589,698
Sweden (3.5%)
Government (3.5%)
Kommuninvest I Sverige AB (SEK) 2.250%, 05/05/14	4,380,000	683,153
Sweden Government Bond (SEK) 1.500%, 08/30/13	16,080,000	2,485,826
6.750%, 05/05/14	7,840,000	1,300,588
		4,469,567

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
Ukraine (2.6%)
Government (2.6%)
Financing of Infrastructural Projects State Enterprise (USD) 7.400%, 04/20/18 (c)	200,000	$184,000
Ukraine Government International Bond (EUR) 4.950%, 10/13/15 (c)	100,000	127,885
Ukraine Government International Bond (USD) 6.250%, 06/17/16 (c)	200,000	198,500
7.650%, 06/11/13 (c)	100,000	101,000
7.750%, 09/23/20 (c)	100,000	102,750
7.800%, 11/28/22 (c)	200,000	201,000
7.950%, 02/23/21 (c)	410,000	424,350
9.250%, 07/24/17 (c)	1,840,000	1,996,400
		3,335,885
United States (0.1%)
Government (0.1%)
County of Bexar, Texas (USD) 5.250%, 08/15/47	50,000	56,183
Venezuela (0.6%)
Government (0.6%)
Venezuela Government International Bond (USD) 10.750%, 09/19/13	780,000	801,450
Vietnam (0.8%)
Government (0.8%)
Socialist Republic of Vietnam (USD) 6.750%, 01/29/20 (c)	880,000	1,003,200
Total long-term debt securities (cost: $89,130,329)		98,833,270
Short-Term Securities (19.5%)
Hungary (0.2%)
Hungary Treasury Bills (HUF) 6.236%, 01/23/13 (d)	8,140,000	36,732
6.388%, 09/18/13 (d)	31,700,000	138,300
6.438%, 05/29/13 (d)	7,300,000	32,341
6.864%, 07/24/13 (d)	6,500,000	28,568
		235,941
Malaysia (3.5%)
Bank Negara Malaysia Monetary Notes (MYR)
2.864%, 02/19/13 (d)	925,000	301,343
2.870%, 06/11/13 (d)	590,000	190,404
2.870%, 07/11/13 (d)	270,000	86,913
2.870%, 07/25/13 (d)	505,000	162,373
2.870%, 08/06/13 (d)	810,000	261,406
2.870%, 08/15/13 (d)	1,000,000	320,976
2.870%, 08/27/13 (d)	440,000	141,111
2.872%, 02/26/13 (d)	1,315,000	428,061
2.880%, 03/07/13 (d)	50,000	16,264
2.887%, 01/10/13 (d)	563,000	184,014
2.893%, 03/14/13 (d)	250,000	81,267
2.900%, 01/15/13 (d)	725,000	236,864
2.900%, 01/17/13 (d)	1,040,000	339,720
2.900%, 06/20/13 (d)	730,000	235,407
	Shares/ Principal(b)	Value(a)
2.900%, 09/05/13 (d)	150,000	$48,064
2.900%, 09/17/13 (d)	345,000	110,438
2.900%, 09/26/13 (d)	400,000	127,950
2.900%, 10/10/13 (d)	30,000	9,586
2.900%, 10/22/13 (d)	60,000	19,153
2.900%, 10/31/13 (d)	20,000	6,380
2.901%, 05/23/13 (d)	1,075,000	347,445
2.910%, 11/19/13 (d)	80,000	25,478
2.910%, 12/12/13 (d)	30,000	9,686
2.937%, 06/18/13 (d)	845,000	272,538
2.960%, 06/04/13 (d)	10,000	3,229
2.960%, 06/27/13 (d)	10,000	3,222
2.986%, 05/14/13 (d)	130,000	42,048
3.004%, 03/12/13 (d)	970,000	315,389
3.031%, 05/28/13 (d)	430,000	138,920
Malaysia Treasury Bill (MYR)
2.870%, 03/22/13 (d)	100,000	32,487
2.870%, 05/31/13 (d)	100,000	32,299
2.890%, 01/25/13 (d)	40,000	13,057
		4,543,492
Mexico (0.1%)
Mexican Cetes (MXN) 4.644%, 09/19/13 (d)	1,339,000	99,770
Norway (2.6%)
Norway Treasury Bill (NOK) 1.509%, 03/20/13 (d)	18,580,000	3,327,226
Philippines (0.2%)
Philippine Treasury Bills (PHP)
0.010%, 07/24/13 (d)	100,000	2,426
0.551%, 11/13/13 (d)	5,950,000	144,144
0.851%, 04/03/13 (d)	10,000	244
1.092%, 10/02/13 (d)	20,000	485
1.336%, 02/20/13 (d)	760,000	18,495
1.716%, 08/22/13 (d)	640,000	15,512
1.757%, 09/04/13 (d)	1,380,000	33,433
2.182%, 03/06/13 (d)	2,250,000	54,775
		269,514
Sri Lanka (0.0%)
Sri Lanka Treasury Bills (LKR) 12.284%, 10/11/13 (d)	310,000	2,228
Sweden (0.5%)
Sweden Treasury Bill (SEK)
0.837%, 03/20/13 (d)	3,200,000	490,533
0.872%, 06/19/13 (d)	1,350,000	206,674
		697,207
Investment Company (12.4%)
United States (12.4%)
Dreyfus Treasury Cash Fund (USD) 0.010%	15,849,164	15,849,164
Total short-term securities (cost: $24,875,511)		25,024,542
Total investments in securities (cost: $114,005,840) (g)		123,857,812
Cash and other assets in excess of liabilities (3.4%)		4,338,594
Total net assets (100.0%)		$128,196,406

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

Foreign Foward Currency Contracts

On December 31, 2012, International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
01/07/13	163,542	USD	6,805,000	PHP	$2,223	DBK
01/09/13	1,943,160	USD	7,507,400	ILS	68,570	DBK
01/09/13	3,478,358	EUR	31,461,400	SEK	249,409	DBK
01/10/13	9,980,000	JPY	130,817	USD	15,391	CIT
01/10/13	320,627	USD	1,023,987	MYR	14,070	HSB
01/11/13	19,970,000	JPY	261,833	USD	30,864	BCB
01/11/13	107,679	USD	5,714,000	INR	(3,555)	DBK
01/11/13	9,950,000	JPY	130,364	USD	15,284	UBS
01/11/13	2,481,000	EUR	3,173,447	USD	(97,715)	UBS
01/14/13	252,202	EUR	321,646	USD	(10,887)	BCB
01/14/13	204,914	EUR	261,384	USD	(8,798)	CIT
01/14/13	53,687	USD	2,887,000	INR	(1,110)	DBK
01/14/13	482,000	EUR	618,936	USD	(16,589)	DBK
01/14/13	171,013	USD	9,191,000	INR	(3,628)	JPS
01/14/13	141,863	EUR	180,939	USD	(6,110)	JPS
01/14/13	193,732	USD	102,000,000	CLP	18,995	MSC
01/14/13	472,878	EUR	602,636	USD	(20,862)	UBS
01/15/13	25,460,000	JPY	333,050	USD	38,574	BCB
01/15/13	10,020,000	JPY	131,289	USD	15,396	DBK
01/15/13	10,030,000	JPY	131,455	USD	15,446	HSB
01/15/13	25,660,000	JPY	335,425	USD	38,635	HSB
01/15/13	34,163	USD	1,417,000	PHP	369	JPS
01/15/13	20,250,000	JPY	264,734	USD	30,517	UBS
01/17/13	459,600	EUR	585,898	USD	(20,107)	DBK
01/22/13	204,914	EUR	261,470	USD	(8,730)	BCB
01/22/13	54,843	USD	2,402,000	PHP	3,714	DBK
01/22/13	219,096	USD	9,585,000	PHP	14,570	JPS
01/22/13	45,922	USD	2,450,000	INR	(1,374)	JPS
01/24/13	336,159	USD	171,290,000	CLP	20,611	DBK
01/25/13	172,356	USD	87,850,000	CLP	10,598	DBK
01/25/13	306,537	USD	155,120,000	CLP	16,512	DBK
01/25/13	362,540	EUR	473,586	USD	(4,472)	UBS
01/28/13	60,350,000	JPY	781,635	USD	83,529	BCB
01/28/13	310,400	EUR	403,405	USD	(5,909)	CIT
01/28/13	50,203,538	JPY	649,405	USD	68,669	DBK
01/28/13	298,968	USD	151,290,000	CLP	15,981	DBK
01/28/13	156,037	USD	8,607,000	INR	279	DBK
01/28/13	64,982,551	JPY	839,926	USD	88,232	HSB
01/28/13	204,272	USD	8,856,000	PHP	11,690	HSB
01/28/13	52,800,000	JPY	682,744	USD	71,974	UBS
01/29/13	73,523	USD	3,993,000	INR	(1,018)	DBK
01/29/13	96,577	USD	48,870,000	CLP	5,145	DBK
01/29/13	75,254	USD	4,087,000	INR	(1,042)	HSB
01/30/13	191,385	USD	97,750,000	CLP	12,054	DBK
01/30/13	102,376	USD	51,930,000	CLP	5,702	JPM
01/31/13	154,527	USD	8,432,000	INR	(1,480)	DBK
01/31/13	300,000	EUR	394,170	USD	(1,439)	DBK
01/31/13	178,338	USD	91,220,000	CLP	11,486	DBK
01/31/13	148,737	USD	6,418,000	PHP	7,796	DBK
01/31/13	111,583	USD	6,087,000	INR	(1,099)	HSB
02/01/13	302,000	EUR	396,103	USD	(2,147)	UBS
02/04/13	535,851	EUR	661,120	USD	(45,529)	BCB
02/04/13	202,166	USD	8,700,000	PHP	10,068	DBK
02/04/13	130,190	USD	5,600,000	PHP	6,420	HSB
02/04/13	89,596	USD	45,170,000	CLP	4,351	MSC
02/04/13	88,589	USD	44,640,000	CLP	4,256	MSC
02/06/13	111,540	USD	4,800,000	PHP	5,551	HSB
02/07/13	263,391	USD	327,000	SGD	4,304	DBK
02/07/13	263,285	USD	327,000	SGD	4,410	HSB
02/07/13	79,143	USD	3,400,000	PHP	3,794	JPS
02/08/13	454,000	EUR	593,796	USD	(4,931)	CIT
02/08/13	523,851	USD	651,000	SGD	9,083	DBK
02/08/13	158,000	EUR	206,792	USD	(1,575)	HSB

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
02/08/13	341,000	EUR	445,823	USD	$(3,881)	UBS
02/11/13	211,000	EUR	279,997	USD	1,728	BCB
02/11/13	178,000	EUR	236,206	USD	1,458	BCB
02/11/13	75,838	EUR	328,000	PLN	5,535	BCB
02/11/13	104,330	USD	51,800,000	CLP	3,309	DBK
02/11/13	75,935	EUR	328,000	PLN	5,408	DBK
02/11/13	89,292	USD	44,110,000	CLP	2,368	MSC
02/12/13	22,910,000	JPY	299,477	USD	34,427	HSB
02/12/13	14,652,000	JPY	191,463	USD	21,951	MSC
02/13/13	104,297	USD	51,700,000	CLP	3,107	BCB
02/13/13	731,604	USD	906,640	SGD	10,607	BCB
02/13/13	72,773	USD	90,290	SGD	1,142	BCB
02/13/13	240,081	USD	118,480,000	CLP	6,054	MSC
02/13/13	160,000	EUR	212,917	USD	1,904	UBS
02/14/13	629,580	USD	1,927,206	MYR	(1,158)	DBK
02/14/13	210,000	EUR	277,452	USD	496	DBK
02/14/13	75,347	EUR	328,000	PLN	6,150	DBK
02/14/13	259,065	USD	321,500	SGD	4,127	HSB
02/14/13	186,543	USD	231,500	SGD	2,972	HSB
02/15/13	6,828,270	JPY	88,419	USD	9,420	DBK
02/15/13	163,531	USD	81,360,000	CLP	5,445	DBK
02/15/13	102,709	USD	51,100,000	CLP	3,420	DBK
02/15/13	8,030,000	JPY	104,056	USD	11,153	JPS
02/19/13	205,672	USD	256,000	SGD	3,900	BCB
02/19/13	306,773	USD	385,000	SGD	8,403	DBK
02/19/13	157,437	USD	485,000	MYR	656	HSB
02/19/13	206,000	EUR	271,879	USD	187	JPS
02/19/13	206,000	EUR	272,095	USD	404	UBS
02/21/13	97,773	USD	48,300,000	CLP	2,463	JPM
02/21/13	210,000	EUR	277,658	USD	687	UBS
02/22/13	19,720,000	JPY	250,254	USD	22,090	HSB
02/22/13	164,164	USD	82,000,000	CLP	5,987	JPM
02/25/13	352,720	USD	175,690,000	CLP	11,697	CIT
02/25/13	164,566	USD	82,530,000	CLP	6,618	DBK
02/25/13	200,752	USD	251,000	SGD	4,727	DBK
02/25/13	19,700,000	JPY	248,502	USD	20,563	JPS
02/25/13	205,950	USD	103,150,000	CLP	8,004	MSC
02/26/13	179,174	USD	90,490,000	CLP	8,497	DBK
02/26/13	135,126	USD	7,590,000	INR	1,988	DBK
02/26/13	156,484	USD	8,758,000	INR	1,730	HSB
02/27/13	54,600,000	JPY	697,496	USD	65,736	BCB
02/27/13	42,000	EUR	56,003	USD	606	DBK
02/27/13	199,000	USD	99,500,000	CLP	7,330	MSC
02/28/13	271,258	USD	136,470,000	CLP	11,699	DBK
02/28/13	124,811	USD	156,500	SGD	3,306	DBK
02/28/13	12,300	EUR	16,548	USD	324	DBK
02/28/13	58,835	USD	29,500,000	CLP	2,330	JPM
03/01/13	184,361	USD	91,600,000	CLP	5,537	BCB
03/01/13	91,818	USD	45,900,000	CLP	3,338	BCB
03/01/13	72,077	USD	36,150,000	CLP	2,867	DBK
03/01/13	1,865,214	EUR	2,511,511	USD	51,312	DBK
03/01/13	20,800,000	JPY	260,138	USD	19,464	HSB
03/01/13	20,800,000	JPY	260,325	USD	19,651	JPS
03/04/13	250,901	USD	13,884,000	INR	(355)	DBK
03/04/13	187,545	USD	93,885,000	CLP	7,015	DBK
03/04/13	289,988	USD	16,044,000	INR	(463)	HSB
03/04/13	23,200,000	JPY	289,466	USD	21,014	UBS
03/05/13	13,000	EUR	17,362	USD	215	DBK
03/06/13	188,808	USD	93,885,000	CLP	5,706	DBK
03/06/13	96,326	USD	5,367,000	INR	491	DBK
03/07/13	157,427	EUR	208,827	USD	1,172	BCB
03/07/13	205,390	USD	102,120,000	CLP	6,161	DBK
03/07/13	184,840	USD	10,227,000	INR	(384)	DBK
03/08/13	390,000	EUR	512,924	USD	(1,512)	CIT
03/08/13	340,071	EUR	447,258	USD	(1,319)	CIT
03/08/13	202,191	USD	101,500,000	CLP	8,051	DBK
03/08/13	1,620,000	EUR	2,132,390	USD	(4,501)	DBK
03/08/13	548,358	USD	7,354,410	MXN	14,702	HSB
03/08/13	104,000	EUR	136,942	USD	(241)	HSB

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
03/08/13	294,000	EUR	386,817	USD	$(989)	MSC
03/11/13	259,873	EUR	341,707	USD	(1,093)	BCB
03/11/13	50,027	USD	2,769,000	INR	(120)	DBK
03/11/13	49,425	USD	2,730,000	INR	(221)	HSB
03/11/13	86,217	USD	44,100,000	CLP	5,097	MSC
03/13/13	193,837	USD	98,760,000	CLP	10,610	DBK
03/13/13	125,077	USD	6,890,000	INR	(939)	HSB
03/15/13	80,099	EUR	105,122	USD	(541)	BCB
03/18/13	395,411	USD	199,920,000	CLP	18,208	DBK
03/18/13	125,571	USD	6,930,000	INR	(822)	DBK
03/19/13	21,026,000	JPY	253,020	USD	9,693	CIT
03/19/13	55,874	EUR	73,370	USD	(339)	CIT
03/19/13	323,541	USD	409,700	SGD	11,858	DBK
03/19/13	370,341	USD	468,000	SGD	12,785	HSB
03/19/13	237,549	USD	290,000	SGD	(142)	JPS
03/19/13	12,600,000	JPY	151,921	USD	6,105	MSC
03/19/13	17,050,000	JPY	205,818	USD	8,504	MSC
03/20/13	113,484	USD	6,313,000	INR	118	DBK
03/21/13	45,378	EUR	60,235	USD	371	BCB
03/21/13	351,698	USD	441,100	SGD	9,407	DBK
03/21/13	280,612	USD	352,000	SGD	7,551	HSB
03/21/13	97,595	USD	48,700,000	CLP	3,126	JPM
03/25/13	13,332,130	JPY	160,277	USD	5,980	BCB
03/25/13	102,820	USD	5,688,000	INR	(554)	JPS
03/26/13	94,407	EUR	124,557	USD	7	CIT
03/26/13	142,000	EUR	187,312	USD	(26)	DBK
03/28/13	22,832	EUR	30,508	USD	386	DBK
03/28/13	104,370	USD	5,780,000	INR	(504)	HSB
03/29/13	190,281	USD	96,320,000	CLP	8,741	DBK
04/02/13	34,633	EUR	46,008	USD	315	DBK
04/02/13	43,542	EUR	58,233	USD	785	DBK
04/03/13	201,397	USD	102,330,000	CLP	9,919	DBK
04/04/13	195,000	EUR	260,454	USD	3,172	DBK
04/04/13	131,000	EUR	174,971	USD	2,131	DBK
04/05/13	122,716	EUR	163,795	USD	1,883	BCB
04/05/13	163,671	USD	6,802,000	PHP	2,109	DBK
04/10/13	269,215	USD	11,170,000	PHP	3,038	DBK
04/10/13	602,000	EUR	793,075	USD	(1,245)	HSB
04/10/13	86,635	USD	3,595,000	PHP	988	JPS
04/11/13	121,475	EUR	159,334	USD	(950)	DBK
04/11/13	134,229	USD	5,576,000	PHP	1,680	HSB
04/11/13	301,000	EUR	394,632	USD	(2,532)	UBS
04/12/13	187,843	USD	10,203,000	INR	(4,970)	DBK
04/12/13	244,000	EUR	320,360	USD	(1,597)	JPS
04/12/13	150,845	USD	6,278,000	PHP	2,176	JPS
04/15/13	400,095	USD	21,880,000	INR	(8,127)	DBK
04/15/13	106,996	USD	4,438,000	PHP	1,179	HSB
04/15/13	163,982	USD	83,180,000	CLP	7,506	MSC
04/16/13	129,253	EUR	171,005	USD	450	HSB
04/16/13	381,000	EUR	504,073	USD	1,326	HSB
04/16/13	269,543	USD	14,696,000	INR	(6,317)	JPS
04/18/13	263,686	USD	14,426,000	INR	(5,384)	JPS
04/19/13	119,438	EUR	157,085	USD	(523)	BCB
04/19/13	129,435	USD	402,984	MYR	1,404	JPS
04/19/13	147,060	USD	74,530,000	CLP	6,511	MSC
04/22/13	12,300,000	JPY	152,190	USD	9,805	BCB
04/22/13	12,300,000	JPY	152,141	USD	9,756	CIT
04/22/13	92,559	USD	5,058,000	INR	(2,055)	DBK
04/22/13	132,035	USD	7,206,000	INR	(3,096)	JPS
04/23/13	341,000	EUR	449,950	USD	(45)	DBK
04/23/13	370,644	USD	1,155,000	MYR	4,259	JPS
04/23/13	32,855	EUR	43,480	USD	124	JPS
04/25/13	220,162	EUR	286,697	USD	(3,841)	BCB
04/26/13	182,783	USD	10,247,000	INR	445	DBK
04/29/13	150,731	USD	76,119,000	CLP	5,900	CIT
04/29/13	93,252	USD	47,223,000	CLP	3,919	JPM
04/29/13	156,365	USD	8,715,000	INR	(610)	JPS
04/30/13	84,263	EUR	111,927	USD	723	BCB
04/30/13	129,998	USD	7,260,000	INR	(269)	JPS

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
05/07/13	32,000	EUR	42,299	USD	$65	BCB
05/07/13	43,000	EUR	56,775	USD	23	CSI
05/07/13	32,000	EUR	42,241	USD	7	MSC
05/08/13	51,000	EUR	67,219	USD	(92)	DBK
05/10/13	29,346,000	JPY	369,881	USD	30,121	CIT
05/10/13	32,000	EUR	41,765	USD	(470)	DBK
05/10/13	16,000	EUR	20,884	USD	(234)	UBS
05/13/13	19,620,000	JPY	248,040	USD	20,879	DBK
05/13/13	101,731	USD	52,000,000	CLP	5,065	MSC
05/13/13	14,666,000	JPY	185,464	USD	15,660	UBS
05/14/13	14,665,000	JPY	184,529	USD	14,736	CIT
05/20/13	62,000	EUR	79,506	USD	(2,333)	DBK
05/21/13	62,000	EUR	79,245	USD	(2,594)	BCB
05/21/13	92,000	EUR	117,309	USD	(4,130)	DBK
05/24/13	275,050	EUR	1,238,000	PLN	31,891	MSC
06/05/13	22,710	EUR	28,250	USD	(1,732)	DBK
06/07/13	58,800	EUR	73,594	USD	(4,034)	DBK
06/11/13	85,084	EUR	384,000	PLN	10,009	CIT
06/11/13	436,965	EUR	1,967,000	PLN	49,775	DBK
06/11/13	74,750	EUR	94,820	USD	(3,868)	DBK
06/13/13	11,000	EUR	13,876	USD	(647)	DBK
06/13/13	58,000	EUR	73,162	USD	(3,414)	DBK
06/14/13	17,886,000	JPY	226,236	USD	19,096	CIT
06/28/13	723,667	EUR	6,480,000	SEK	37,085	UBS
07/12/13	316,599	USD	1,023,565	MYR	13,949	DBK
07/15/13	359,055	USD	1,160,000	MYR	15,490	DBK
07/16/13	161,000	EUR	197,273	USD	(15,360)	BCB
07/16/13	377,185	EUR	3,286,787	SEK	5,208	MSC
07/16/13	88,302	EUR	769,460	SEK	1,219	MSC
07/16/13	426,488	EUR	3,714,920	SEK	5,661	UBS
07/16/13	425,815	EUR	3,708,930	SEK	5,632	UBS
07/18/13	253,000	EUR	311,430	USD	(22,714)	BCB
07/18/13	204,843	EUR	813,000	MYR	(8,081)	DBK
07/18/13	71,954	USD	232,000	MYR	2,943	DBK
07/19/13	190,000	EUR	234,650	USD	(16,291)	BCB
07/22/13	114,332	USD	366,000	MYR	3,797	DBK
07/22/13	231,877	EUR	918,000	MYR	(9,967)	DBK
07/22/13	139,000	EUR	171,311	USD	(12,277)	DBK
07/22/13	563,866	EUR	4,866,106	SEK	411	MSC
07/23/13	126,000	EUR	155,086	USD	(11,334)	DBK
07/25/13	301,051	EUR	1,180,000	MYR	(16,845)	DBK
07/25/13	138,276	USD	445,000	MYR	5,327	DBK
07/26/13	30,914	EUR	40,129	USD	(703)	CIT
07/29/13	4,033,002	USD	13,031,032	MYR	171,206	JPS
07/29/13	300,875	EUR	1,180,000	MYR	(16,713)	JPS
07/31/13	535,000	EUR	665,112	USD	(41,569)	DBK
07/31/13	1,165,932	USD	1,454,500	SGD	25,283	JPS
07/31/13	535,000	EUR	664,256	USD	(42,425)	JPS
08/01/13	48,730	EUR	59,938	USD	(4,430)	BCB
08/01/13	48,862	EUR	60,150	USD	(4,392)	BCB
08/01/13	937,195	USD	1,165,870	SGD	17,639	MSC
08/01/13	536,000	EUR	659,709	USD	(48,300)	UBS
08/02/13	535,000	EUR	661,982	USD	(44,712)	HSB
08/05/13	135,680	EUR	167,734	USD	(11,495)	BCB
08/06/13	728,465	USD	907,084	SGD	14,437	DBK
08/06/13	366,500	EUR	448,092	USD	(36,046)	JPS
08/08/13	59,760	EUR	74,591	USD	(4,352)	CIT
08/09/13	15,430,000	JPY	197,113	USD	18,316	BCB
08/09/13	17,124	EUR	21,400	USD	(1,221)	CIT
08/09/13	15,440,000	JPY	197,296	USD	18,384	CIT
08/09/13	273,000	EUR	341,157	USD	(19,480)	DBK
08/09/13	360,500	EUR	449,954	USD	(26,272)	JPS
08/12/13	15,430,000	JPY	197,739	USD	18,937	DBK
08/12/13	80,455	USD	92,000,000	KRW	4,991	DBK
08/12/13	107,000	EUR	132,878	USD	(8,475)	GSC
08/14/13	203,000	EUR	251,294	USD	(16,886)	GSC
08/15/13	154,206	USD	192,000	SGD	3,046	HSB
08/16/13	92,415	USD	106,000,000	KRW	6,030	JPS
08/19/13	844,309	EUR	3,590,000	PLN	23,075	DBK

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
08/19/13	28,340,000	JPY	361,962	USD	$33,533	DBK
08/19/13	23,098,000	JPY	295,007	USD	27,327	DBK
08/19/13	1,072,208	USD	1,228,000,000	KRW	68,238	HSB
08/19/13	154,217	USD	192,000	SGD	3,037	HSB
08/20/13	96,755,000	JPY	1,226,299	USD	105,005	HSB
08/20/13	23,117,000	JPY	292,870	USD	24,968	JPS
08/20/13	46,522,000	JPY	590,868	USD	51,725	UBS
08/22/13	23,068,000	JPY	291,815	USD	24,474	BCB
08/22/13	761,000	EUR	941,852	USD	(63,572)	UBS
08/23/13	49,717	EUR	62,256	USD	(3,430)	BCB
08/23/13	82,138	EUR	102,853	USD	(5,668)	BCB
08/23/13	46,090,000	JPY	583,086	USD	48,931	CIT
08/23/13	22,797,000	JPY	288,588	USD	24,385	DBK
08/23/13	45,752,000	JPY	579,447	USD	49,210	HSB
08/26/13	545,337	EUR	683,220	USD	(37,301)	BCB
08/26/13	64,764,000	JPY	821,982	USD	71,382	BCB
08/26/13	201,057	USD	251,000	SGD	4,523	DBK
08/26/13	45,992,000	JPY	583,433	USD	50,396	JPS
08/26/13	743,770	EUR	930,605	USD	(52,094)	UBS
08/26/13	52,556,000	JPY	666,193	USD	57,081	UBS
08/27/13	252,196	USD	313,000	SGD	4,167	DBK
08/27/13	451,999	EUR	3,820,973	SEK	(12,414)	DBK
08/27/13	38,472,000	JPY	491,818	USD	45,932	DBK
08/27/13	73,808,000	JPY	943,836	USD	88,409	HSB
08/27/13	33,447,000	JPY	427,834	USD	40,187	JPS
08/28/13	50,017	EUR	62,864	USD	(3,222)	DBK
08/28/13	1,781	EUR	2,238	USD	(115)	DBK
08/29/13	327,271	EUR	412,271	USD	(20,145)	JPS
08/30/13	125,230	USD	156,500	SGD	2,952	DBK
08/30/13	22,848,000	JPY	291,829	USD	27,014	JPS
09/04/13	27,000	EUR	34,067	USD	(1,609)	DBK
09/10/13	51,267	EUR	64,901	USD	(2,845)	BCB
09/10/13	59,000	EUR	74,587	USD	(3,378)	DBK
09/11/13	74,750	EUR	96,009	USD	(2,770)	DBK
09/12/13	50,045	EUR	64,242	USD	(1,891)	BCB
09/13/13	27,000	EUR	34,830	USD	(850)	JPS
09/16/13	142,450	EUR	184,423	USD	(3,827)	BCB
09/17/13	132,617	EUR	171,580	USD	(3,677)	UBS
09/19/13	33,313	EUR	43,883	USD	(142)	BCB
09/19/13	242,806	USD	297,000	SGD	468	JPS
09/20/13	616,157	EUR	814,393	USD	99	UBS
09/24/13	81,780	EUR	106,296	USD	(1,786)	BCB
09/24/13	226,975	USD	9,488,000	PHP	4,756	DBK
09/24/13	384,000	EUR	498,766	USD	(8,737)	DBK
09/26/13	179,000	EUR	231,896	USD	(4,679)	DBK
09/30/13	61,996	USD	2,600,000	PHP	1,510	HSB
09/30/13	9,763,000	JPY	126,068	USD	12,873	JPS
10/01/13	246,041	USD	769,000	MYR	1,174	HSB
10/03/13	50,346	USD	2,100,000	PHP	949	HSB
10/04/13	272,273	USD	11,381,000	PHP	5,720	DBK
10/04/13	218,847	USD	9,129,000	PHP	4,138	HSB
10/07/13	327,274	USD	13,611,000	PHP	5,182	HSB
10/11/13	920,525	USD	12,237,000	MXN	(3,004)	DBK
10/11/13	188,879	USD	7,850,000	PHP	2,857	HSB
10/11/13	107,364	USD	4,460,000	PHP	1,572	JPS
10/16/13	326,850	USD	1,023,987	MYR	2,099	DBK
10/16/13	141,221	USD	441,908	MYR	739	DBK
10/16/13	63,961	USD	2,662,000	PHP	1,056	DBK
10/17/13	1,004,000	EUR	1,305,200	USD	(22,081)	HSB
10/18/13	150,330	USD	467,000	MYR	(324)	JPS
10/22/13	273,034	USD	841,000	MYR	(2,945)	HSB
10/23/13	202,548	USD	628,000	MYR	(874)	DBK
10/24/13	135,000	USD	418,635	MYR	(567)	HSB
10/25/13	28,881	EUR	37,673	USD	(512)	BCB
10/31/13	135,323	USD	419,000	MYR	(817)	JPS
11/08/13	13,826,020	JPY	173,102	USD	12,710	CIT
11/08/13	328,268	EUR	2,447,400	NOK	889	UBS
11/13/13	13,582,000	JPY	171,701	USD	14,129	JPS
11/15/13	19,766,000	JPY	249,894	USD	20,570	CIT

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
11/15/13	18,200,000	JPY	230,074	USD	$18,919	MSC
11/15/13	13,769,800	JPY	173,993	USD	14,237	UBS
11/19/13	56,774,000	JPY	703,162	USD	44,434	CIT
11/19/13	130,000	USD	405,080	MYR	(79)	DBK
11/19/13	45,867,000	JPY	565,934	USD	33,757	DBK
11/20/13	63,773,000	JPY	788,372	USD	48,427	CIT
11/20/13	72,087	USD	225,000	MYR	73	HSB
11/20/13	11,968,000	JPY	148,176	USD	9,313	HSB
11/20/13	22,904,000	JPY	283,808	USD	18,057	JPS
11/20/13	18,297,000	JPY	226,594	USD	14,297	UBS
12/03/13	100,000	EUR	130,396	USD	(1,889)	DBK
12/09/13	202,851	EUR	266,810	USD	(1,552)	HSB
12/09/13	30,600	EUR	40,172	USD	(311)	UBS
12/13/13	89,000	EUR	116,173	USD	(1,576)	JPS
12/17/13	426,417	USD	1,323,172	MYR	(2,596)	JPS
					$2,457,716

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(d)  For zero coupon issues (strips) the interest rate represents the yield to maturity at December 31, 2012.

(e)  Variable rate security.

(f)  Step rate security.

(g)  At December 31, 2012 the cost of securities for federal income tax purposes was $114,005,840. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$11,260,326
Gross unrealized depreciation	(1,408,354)
Net unrealized appreciation	$9,851,972

Advantus International Bond Fund
Investments in Securities – continued

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CLP  Chilean Peso

EUR  Euro

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

LKR  Sri Lanka Rupee

MXN  Mexican New Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Counterparty Legend

BCB  Barclays Bank PLC

CIT  Citibank NA

CSI  Credit Suisse International

DBK  Deutsche Bank AG

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

JPS  JPMorgan Chase (Singapore)

MSC  Morgan Stanley and Co., Inc.

UBS  UBS AG

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2012

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (96.1%)
Consumer Discretionary (12.7%)
Auto Components (0.2%)
Gentex Corp.	21,599	$406,493
Automobiles (0.1%)
Thor Industries, Inc.	6,632	248,236
Distributors (0.5%)
LKQ Corp. (b)	44,971	948,888
Diversified Consumer Services (0.7%)
DeVry, Inc.	8,620	204,553
Matthews International Corp. — Class A	4,175	134,017
Regis Corp.	8,672	146,730
Service Corp. International/US	32,184	444,461
Sotheby's	10,236	344,134
Strayer Education, Inc.	1,782	100,095
		1,373,990
Hotels, Restaurants & Leisure (1.4%)
Bally Technologies, Inc. (b)	6,159	275,369
Bob Evans Farms, Inc.	4,233	170,167
Brinker International, Inc.	11,066	342,935
International Speedway Corp. — Class A	3,856	106,503
Life Time Fitness, Inc. (b)	6,046	297,524
Panera Bread Co. — Class A (b)	4,354	691,546
Scientific Games Corp. — Class A (b)	7,979	69,178
The Cheesecake Factory, Inc.	7,542	246,774
The Wendy's Co.	42,605	200,243
WMS Industries, Inc. (b)	8,258	144,515
		2,544,754
Household Durables (2.1%)
Jarden Corp. (b)	11,111	574,439
KB Home	11,559	182,632
MDC Holdings, Inc.	5,900	216,884
Mohawk Industries, Inc. (b)	8,755	792,065
NVR, Inc. (b)	695	639,400
Tempur-Pedic International, Inc. (b)	9,016	283,914
Toll Brothers, Inc. (b)	22,613	731,078
Tupperware Brands Corp.	8,359	535,812
		3,956,224
Internet & Catalog Retail (0.2%)
HSN, Inc.	5,500	302,940
Leisure Equipment & Products (0.4%)
Polaris Industries, Inc.	9,722	818,106
Media (1.2%)
AMC Networks, Inc. — Class A (b)	8,664	428,868
Cinemark Holdings, Inc.	15,444	401,235
DreamWorks Animation SKG, Inc. — Class A (b)	10,825	179,370
	Shares	Value(a)
John Wiley & Sons, Inc. — Class A	7,083	$275,741
Lamar Advertising Co. — Class A (b)	8,320	322,400
Meredith Corp.	5,477	188,683
Scholastic Corp.	3,954	116,880
The New York Times Co. — Class A (b)	18,366	156,662
Valassis Communications, Inc.	5,857	150,994
		2,220,833
Multiline Retail (0.1%)
Saks, Inc. (b)	15,341	161,234
Specialty Retail (4.2%)
Aaron's, Inc.	10,649	301,154
Advance Auto Parts, Inc.	11,111	803,881
Aeropostale, Inc. (b)	11,842	154,064
American Eagle Outfitters, Inc.	27,266	559,226
ANN, Inc. (b)	7,319	247,675
Ascena Retail Group, Inc. (b)	19,063	352,475
Barnes & Noble, Inc. (b)	5,705	86,088
Cabela's, Inc. (b)	6,960	290,580
Carter's, Inc. (b)	7,650	425,722
Chico's FAS, Inc.	25,181	464,841
Dick's Sporting Goods, Inc.	14,847	675,390
Foot Locker, Inc.	22,813	732,754
Guess?, Inc.	9,261	227,265
Office Depot, Inc. (b)	43,076	141,289
Rent-A-Center, Inc.	8,932	306,904
Signet Jewelers, Ltd. (c)	12,220	652,548
Tractor Supply Co.	10,698	945,275
Williams-Sonoma, Inc.	13,084	572,687
		7,939,818
Textiles, Apparel & Luxury Goods (1.6%)
Deckers Outdoor Corp. (b)	5,335	214,840
Hanesbrands, Inc. (b)	14,843	531,676
PVH Corp.	10,757	1,194,135
The Warnaco Group, Inc. (b)	6,254	447,599
Under Armour, Inc. — Class A (b)	11,677	566,685
		2,954,935
Consumer Staples (3.7%)
Food & Staples Retailing (0.4%)
Harris Teeter Supermarkets, Inc.	7,492	288,891
SUPERVALU, Inc.	32,279	79,729
United Natural Foods, Inc. (b)	7,457	399,621
		768,241
Food Products (2.2%)
Flowers Foods, Inc.	17,289	402,315
Green Mountain Coffee Roasters, Inc. (b)	18,643	771,075
Hillshire Brands Co.	18,497	520,506
Ingredion, Inc.	11,608	747,903
Lancaster Colony Corp.	2,981	206,255
Post Holdings, Inc. (b)	4,929	168,818

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Ralcorp Holdings, Inc. (b)	8,354	$748,936
Smithfield Foods, Inc. (b)	18,887	407,393
Tootsie Roll Industries, Inc.	3,110	80,611
		4,053,812
Household Products (1.0%)
Church & Dwight Co., Inc.	21,141	1,132,523
Energizer Holdings, Inc.	9,368	749,253
		1,881,776
Tobacco (0.1%)
Universal Corp.	3,560	177,680
Energy (5.6%)
Energy Equipment & Services (2.7%)
Atwood Oceanics, Inc. (b)	8,592	393,428
CARBO Ceramics, Inc.	3,020	236,587
Dresser-Rand Group, Inc. (b)	11,430	641,680
Dril-Quip, Inc. (b)	5,496	401,483
Helix Energy Solutions Group, Inc. (b)	14,783	305,121
Oceaneering International, Inc.	16,300	876,777
Oil States International, Inc. (b)	8,284	592,637
Patterson-UTI Energy, Inc.	22,598	421,001
Superior Energy Services, Inc. (b)	23,860	494,379
Tidewater, Inc.	7,527	336,306
Unit Corp. (b)	6,532	294,267
		4,993,666
Oil, Gas & Consumable Fuels (2.9%)
Alpha Natural Resources, Inc. (b)	33,363	324,956
Arch Coal, Inc.	32,065	234,716
Bill Barrett Corp. (b)	7,192	127,946
Cimarex Energy Co.	13,094	755,916
Forest Oil Corp. (b)	17,858	119,470
HollyFrontier Corp.	30,649	1,426,711
Northern Oil and Gas, Inc. (b)	8,837	148,638
Plains Exploration & Production Co. (b)	19,486	914,673
Quicksilver Resources, Inc. (b)	18,026	51,554
Rosetta Resources, Inc. (b)	7,989	362,381
SM Energy Co.	9,998	521,995
World Fuel Services Corp.	10,886	448,177
		5,437,133
Financial (21.2%)
Capital Markets (2.4%)
Affiliated Managers Group, Inc. (b)	7,879	1,025,452
Apollo Investment Corp.	30,648	256,217
Eaton Vance Corp.	17,400	554,190
Federated Investors, Inc. — Class B	14,180	286,861
Greenhill & Co., Inc.	4,042	210,144
Janus Capital Group, Inc.	28,297	241,090
Jefferies Group, Inc.	19,351	359,348
Raymond James Financial, Inc.	16,887	650,656
SEI Investments Co.	20,349	474,946
	Shares	Value(a)
Waddell & Reed Financial, Inc. — Class A	12,969	$451,581
		4,510,485
Commercial Banks (3.5%)
Associated Banc-Corp	25,904	339,860
BancorpSouth, Inc.	12,553	182,521
Bank of Hawaii Corp.	6,806	299,804
Cathay General Bancorp	11,059	215,651
City National Corp.	7,121	352,632
Commerce Bancshares, Inc.	11,814	414,199
Cullen/Frost Bankers, Inc.	9,276	503,409
East West Bancorp, Inc.	21,231	456,254
FirstMerit Corp.	16,562	235,015
Fulton Financial Corp.	30,126	289,511
Hancock Holding Co.	12,806	406,462
International Bancshares Corp.	8,226	148,479
Prosperity Bancshares, Inc.	6,629	278,418
Signature Bank (b)	6,979	497,882
SVB Financial Group (b)	6,709	375,503
Synovus Financial Corp.	119,015	291,587
TCF Financial Corp.	24,713	300,263
Trustmark Corp.	9,785	219,771
Valley National Bancorp	29,825	277,372
Webster Financial Corp.	12,149	249,662
Westamerica Bancorporation	4,134	176,067
		6,510,322
Diversified Financial Services (0.5%)
CBOE Holdings, Inc.	13,183	388,371
MSCI, Inc. (b)	18,498	573,253
		961,624
Diversified REIT's (0.4%)
Liberty Property Trust	17,891	639,961
Insurance (4.4%)
Alleghany Corp. (b)	2,558	858,004
American Financial Group, Inc.	11,469	453,255
Arthur J Gallagher & Co.	18,821	652,148
Aspen Insurance Holdings, Ltd. (c)	10,679	342,582
Brown & Brown, Inc.	17,847	454,385
Everest Re Group, Ltd. (c)	7,886	867,066
Fidelity National Financial, Inc. — Class A	32,049	754,754
First American Financial Corp.	16,066	387,030
HCC Insurance Holdings, Inc.	15,327	570,318
Kemper Corp.	8,141	240,159
Mercury General Corp.	5,502	218,374
Old Republic International Corp.	36,447	388,161
Protective Life Corp.	11,910	340,388
Reinsurance Group of America, Inc.	11,135	595,945
StanCorp Financial Group, Inc.	6,652	243,929
The Hanover Insurance Group, Inc.	6,726	260,565
WR Berkley Corp.	16,645	628,182
		8,255,245
See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Office REIT's (2.0%)
Alexandria Real Estate Equities, Inc.	9,637	$668,037
BioMed Realty Trust, Inc.	23,291	450,215
Corporate Office Properties Trust SBI	12,224	305,356
Duke Realty Corp.	41,613	577,172
Highwoods Properties, Inc.	11,882	397,453
Mack-Cali Realty Corp.	12,502	326,427
SL Green Realty Corp.	13,719	1,051,561
		3,776,221
Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc. (b)	6,486	190,494
Jones Lang LaSalle, Inc.	6,653	558,453
		748,947
Residential REIT's (2.3%)
American Campus Communities, Inc.	15,832	730,330
BRE Properties, Inc.	11,601	589,679
Camden Property Trust	12,728	868,177
Essex Property Trust, Inc.	5,601	821,387
Home Properties, Inc.	7,755	475,459
UDR, Inc.	37,795	898,765
		4,383,797
Retail REIT's (3.0%)
Equity One, Inc.	9,297	195,330
Federal Realty Investment Trust	9,785	1,017,836
National Retail Properties, Inc.	16,649	519,449
Realty Income Corp.	20,158	810,553
Regency Centers Corp.	13,686	644,884
Taubman Centers, Inc.	9,320	733,671
The Macerich Co.	20,671	1,205,119
Weingarten Realty Investors	16,852	451,128
		5,577,970
Specialized REIT's (1.4%)
Hospitality Properties Trust	18,665	437,134
Omega Healthcare Investors, Inc.	16,953	404,329
Potlatch Corp.	6,109	239,412
Rayonier, Inc.	18,645	966,370
Senior Housing Properties Trust	26,658	630,195
		2,677,440
Thrifts & Mortgage Finance (0.9%)
Astoria Financial Corp.	12,339	115,493
First Niagara Financial Group, Inc.	53,269	422,423
New York Community Bancorp, Inc.	66,441	870,377
Washington Federal, Inc.	15,986	269,684
		1,677,977
Health Care (9.0%)
Biotechnology (2.0%)
Regeneron Pharmaceuticals, Inc. (b)	11,417	1,953,106
	Shares	Value(a)
United Therapeutics Corp. (b)	7,149	$381,900
Vertex Pharmaceuticals, Inc. (b) (d)	32,808	1,375,967
		3,710,973
Health Care Equipment & Supplies (2.5%)
Hill-Rom Holdings, Inc.	9,201	262,228
Hologic, Inc. (b)	40,364	808,491
IDEXX Laboratories, Inc. (b)	8,324	772,467
Masimo Corp.	7,857	165,076
ResMed, Inc.	21,648	899,907
STERIS Corp.	8,875	308,229
Teleflex, Inc.	6,190	441,409
The Cooper Cos., Inc.	7,235	669,093
Thoratec Corp. (b)	8,885	333,365
		4,660,265
Health Care Providers & Services (2.9%)
Community Health Systems, Inc.	13,740	422,367
Health Management Associates, Inc. — Class A (b)	38,725	360,917
Health Net, Inc. (b)	12,309	299,109
Henry Schein, Inc. (b)	13,335	1,072,934
HMS Holdings Corp. (b)	13,151	340,874
LifePoint Hospitals, Inc. (b)	7,484	282,521
Mednax, Inc. (b)	7,611	605,227
Omnicare, Inc.	16,690	602,509
Owens & Minor, Inc.	9,592	273,468
Universal Health Services, Inc. — Class B	13,420	648,857
VCA Antech, Inc. (b)	13,257	279,060
WellCare Health Plans, Inc. (b)	6,516	317,264
		5,505,107
Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc. (b)	25,875	243,742
Life Sciences Tools & Services (1.3%)
Bio-Rad Laboratories, Inc. — Class A (b)	3,105	326,180
Charles River Laboratories International, Inc. (b)	7,291	273,194
Covance, Inc. (b)	8,290	478,914
Mettler-Toledo International, Inc. (b)	4,637	896,332
Techne Corp.	5,230	357,418
		2,332,038
Pharmaceuticals (0.2%)
Endo Pharmaceuticals Holdings, Inc. (b)	17,263	453,499
Industrials (16.6%)
Aerospace & Defense (1.3%)
Alliant Techsystems, Inc.	4,920	304,843
BE Aerospace, Inc. (b)	15,705	775,827
Esterline Technologies Corp. (b)	4,680	297,695
Exelis, Inc.	28,384	319,887

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Huntington Ingalls Industries, Inc.	7,479	$324,140
Triumph Group, Inc.	7,549	492,950
		2,515,342
Airlines (0.3%)
Alaska Air Group, Inc. (b)	10,629	458,004
JetBlue Airways Corp. (b)	34,352	196,150
		654,154
Building Products (0.6%)
Fortune Brands Home & Security, Inc. (b)	24,633	719,776
Lennox International, Inc.	6,913	363,071
		1,082,847
Commercial Services & Supplies (1.9%)
Clean Harbors, Inc. (b)	7,990	439,530
Copart, Inc. (b)	16,047	473,386
Corrections Corp. of America	15,113	536,058
Deluxe Corp.	7,636	246,185
Herman Miller, Inc.	8,805	188,603
HNI Corp.	6,847	205,821
Mine Safety Appliances Co.	4,709	201,121
Rollins, Inc.	9,929	218,835
RR Donnelley & Sons Co.	27,250	245,250
The Brink's Co.	7,211	205,730
Waste Connections, Inc.	18,611	628,866
		3,589,385
Construction & Engineering (1.2%)
Aecom Technology Corp. (b)	16,368	389,558
Granite Construction, Inc.	5,379	180,842
KBR, Inc.	22,326	667,994
The Shaw Group, Inc. (b)	10,083	469,969
URS Corp.	11,610	455,808
		2,164,171
Electrical Equipment (1.9%)
Acuity Brands, Inc.	6,428	435,368
AMETEK, Inc.	36,765	1,381,261
General Cable Corp. (b)	7,531	229,018
Hubbell, Inc. — Class B	8,069	682,880
Regal-Beloit Corp.	6,722	473,699
Woodward Governor Co.	9,136	348,356
		3,550,582
Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	9,555	561,452
Machinery (5.0%)
AGCO Corp. (b)	14,686	721,376
CLARCOR, Inc.	7,611	363,654
Crane Co.	7,227	334,466
Donaldson Co., Inc.	20,414	670,396
Gardner Denver, Inc.	7,487	512,859
Graco, Inc.	9,143	470,773
Harsco Corp.	12,173	286,066
IDEX Corp.	12,461	579,810
ITT Corp.	13,957	327,431
Kennametal, Inc.	12,001	480,040
Lincoln Electric Holdings, Inc.	12,618	614,244
Nordson Corp.	8,561	540,370
	Shares	Value(a)
Oshkosh Corp. (b)	13,844	$410,475
SPX Corp.	7,673	538,261
Terex Corp. (b)	16,692	469,212
Timken Co.	12,037	575,730
Trinity Industries, Inc.	11,883	425,649
Valmont Industries, Inc.	3,536	482,841
Wabtec Corp.	7,293	638,429
		9,442,082
Marine (0.4%)
Kirby Corp. (b)	8,453	523,156
Matson, Inc.	6,439	159,172
		682,328
Professional Services (0.8%)
FTI Consulting, Inc. (b)	6,252	206,316
Manpower, Inc.	11,871	503,805
The Corporate Executive Board Co.	5,065	240,385
Tower Watson & Co. — Class A	8,642	485,767
		1,436,273
Road & Rail (1.8%)
Con-way, Inc.	8,468	235,580
Genesee & Wyoming, Inc. Class A (b)	6,600	502,128
JB Hunt Transport Services, Inc.	13,778	822,684
Kansas City Southern	16,718	1,395,619
Landstar System, Inc.	7,018	368,164
Werner Enterprises, Inc.	6,715	145,514
		3,469,689
Trading Companies & Distributors (1.0%)
GATX Corp.	7,085	306,780
MSC Industrial Direct Co. — Class A	7,013	528,640
United Rentals, Inc. (b)	14,003	637,417
Watsco, Inc.	4,540	340,046
		1,812,883
Transportation (0.1%)
UTi Worldwide, Inc. (c)	15,672	210,005
Information Technology (14.9%)
Communications Equipment (1.0%)
ADTRAN, Inc.	9,422	184,106
Ciena Corp. (b)	15,136	237,635
InterDigital, Inc.	6,196	254,656
Plantronics, Inc.	6,457	238,070
Polycom, Inc. (b)	26,544	277,650
Riverbed Technology, Inc. (b)	24,214	477,500
Tellabs, Inc.	52,273	119,182
		1,788,799
Computers & Peripherals (0.7%)
Diebold, Inc.	9,548	292,264
Lexmark International, Inc. — Class A	9,768	226,520
NCR Corp. (b)	24,194	616,463
QLogic Corp. (b)	14,029	136,502
		1,271,749

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Electronic Equipment, Instruments & Components (2.1%)
Arrow Electronics, Inc. (b)	16,033	$610,537
Avnet, Inc. (b) (d)	20,764	635,586
Ingram Micro, Inc. — Class A (b)	22,719	384,405
Itron, Inc. (b)	5,893	262,533
National Instruments Corp.	14,312	369,393
Tech Data Corp. (b)	5,750	261,797
Trimble Navigation, Ltd. (b) (d)	19,093	1,141,380
Vishay Intertechnology, Inc. (b)	19,911	211,654
		3,877,285
Internet Software & Services (1.8%)
AOL, Inc. (b)	12,657	374,774
Equinix, Inc. (b)	7,388	1,523,406
Monster Worldwide, Inc. (b)	17,718	99,575
Rackspace Hosting, Inc. (b)	16,577	1,231,174
ValueClick, Inc. (b)	10,662	206,949
		3,435,878
IT Services (3.0%)
Acxiom Corp. (b)	11,233	196,128
Alliance Data Systems Corp. (b)	7,592	1,099,018
Broadridge Financial Solutions, Inc.	18,493	423,120
Convergys Corp.	16,514	270,995
CoreLogic, Inc. (b)	14,738	396,747
DST Systems, Inc.	4,632	280,699
Gartner, Inc. — Class A (b)	14,213	654,082
Global Payments, Inc.	11,918	539,886
Jack Henry & Associates, Inc.	13,063	512,853
Lender Processing Services, Inc.	12,794	314,988
Mantech International Corp. — Class A	3,570	92,606
NeuStar, Inc. — Class A (b)	10,000	419,300
WEX, Inc. (b)	5,840	440,161
		5,640,583
Office Electronics (0.2%)
Zebra Technologies Corp. — Class A (b)	7,695	302,259
Semiconductors & Semiconductor Equipment (1.8%)
Atmel Corp. (b)	66,486	435,483
Cree, Inc. (b)	17,615	598,558
Cypress Semiconductor Corp. (b)	19,901	215,727
Fairchild Semiconductor International, Inc. (b)	19,130	275,472
Integrated Device Technology, Inc. (b)	21,815	159,249
International Rectifier Corp. (b)	10,372	183,896
Intersil Corp. — Class A	19,173	158,944
MEMC Electronic Materials, Inc. (b)	34,883	111,974
RF Micro Devices, Inc. (b)	42,291	189,464
Semtech Corp. (b)	9,960	288,342
	Shares	Value(a)
Silicon Laboratories, Inc. (b)	5,804	$242,665
Skyworks Solutions, Inc. (b)	29,402	596,861
		3,456,635
Software (4.3%)
ACI Worldwide, Inc. (b)	5,993	261,834
Advent Software, Inc. (b)	4,720	100,914
ANSYS, Inc. (b)	14,026	944,511
Cadence Design Systems, Inc. (b)	42,367	572,378
Compuware Corp. (b)	32,265	350,721
Concur Technologies, Inc. (b)	6,811	459,879
Factset Research Systems, Inc.	6,181	544,299
Fair Isaac Corp.	5,283	222,044
Informatica Corp. (b)	16,294	494,034
Mentor Graphics Corp. (b)	14,295	243,301
MICROS Systems, Inc. (b)	12,117	514,245
Parametric Technology Corp. (b)	18,078	406,936
Rovi Corp. (b)	15,638	241,294
Solarwinds, Inc. (b)	9,291	487,313
Solera Holdings, Inc.	10,412	556,730
Synopsys, Inc. (b)	22,527	717,260
TIBCO Software, Inc. (b)	23,501	517,257
VeriFone Systems, Inc. (b)	16,286	483,368
		8,118,318
Materials (6.9%)
Chemicals (3.0%)
Albemarle Corp.	13,519	839,800
Ashland, Inc.	11,134	895,285
Cabot Corp.	8,987	357,593
Cytec Industries, Inc.	6,889	474,170
Intrepid Potash, Inc.	8,068	171,768
Minerals Technologies, Inc.	5,366	214,211
NewMarket Corp.	1,633	428,172
Olin Corp.	12,086	260,937
RPM International, Inc.	20,024	587,905
Sensient Technologies Corp.	7,563	268,940
The Scotts Miracle-Gro Co. — Class A	5,820	256,371
Valspar Corp.	12,753	795,787
		5,550,939
Construction Materials (0.3%)
Martin Marietta Materials, Inc.	6,973	657,414
Containers & Packaging (1.5%)
Aptargroup, Inc.	10,072	480,636
Greif, Inc. — Class A	4,594	204,433
Packaging Corp. of America	14,825	570,318
Rock-Tenn Co. — Class A	10,790	754,329
Silgan Holdings, Inc.	7,400	307,766
Sonoco Products Co.	15,203	451,985
		2,769,467
Metals & Mining (1.7%)
Carpenter Technology Corp.	6,673	344,527
Commercial Metals Co.	17,556	260,882
Compass Minerals International, Inc.	5,056	377,734

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Reliance Steel & Aluminum Co.	11,472	$712,411
Royal Gold, Inc.	9,840	800,090
Steel Dynamics, Inc.	33,107	454,559
Worthington Industries, Inc.	7,930	206,101
		3,156,304
Paper & Forest Products (0.4%)
Domtar Corp. (c)	5,403	451,259
Louisiana-Pacific Corp. (b)	20,936	404,483
		855,742
Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
tw telecom, Inc. (b)	22,817	581,149
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	15,261	337,879
Utilities (5.0%)
Electric Utilities (1.6%)
Cleco Corp.	9,223	369,012
Great Plains Energy, Inc.	23,130	469,770
Hawaiian Electric Industries, Inc.	14,665	368,678
IDACORP, Inc.	7,576	328,420
NV Energy, Inc.	35,550	644,877
PNM Resources, Inc.	12,032	246,777
Westar Energy, Inc.	19,081	546,098
		2,973,632
Gas Utilities (1.6%)
Atmos Energy Corp.	13,621	478,369
Energen Corp.	10,896	491,301
National Fuel Gas Co.	12,584	637,883
Questar Corp.	26,440	522,454
UGI Corp.	16,989	555,710
WGL Holdings, Inc.	7,819	306,427
		2,992,144
Multi-Utilities (1.5%)
Alliant Energy Corp.	16,764	736,107
Black Hills Corp.	6,675	242,570
MDU Resources Group, Inc.	28,524	605,850
OGE Energy Corp.	14,903	839,188
Vectren Corp.	12,395	364,413
		2,788,128
Water Utilities (0.3%)
Aqua America, Inc.	21,108	536,565
Total common stocks (cost: $139,201,692)		180,076,434
	Shares	Value(a)
Short-Term Securities (3.9%)
Investment Companies (3.9%)
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	500,000	$500,000
SEI Investments Treasury Mutual Fund, current rate 0.010%	650,000	650,000
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	6,103,243	6,103,243
Total short-term securities (cost: $7,253,243)		7,253,243
Total investments in securities (cost: $146,454,935) (e)		187,329,677
Liabilities in excess of cash and other assets (0.0%)		(85,665)
Total net assets (100.0%)		$187,244,012

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 1.3% of net assets in foreign securities at December 31, 2012.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2012, securities with an aggregate market value of $2,081,600 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P Mid 400® E-Mini Index Future	March 2013	69	Long	$60,814
		69		$60,814

(e)  At December 31, 2012 the cost of securities for federal income tax purposes was $147,232,797. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$50,679,013
Gross unrealized depreciation	(10,582,132)
Net unrealized appreciation	$40,096,881

See accompanying notes to financial statements.

Advantus Real Estate Securities Fund
Investments in Securities

December 31, 2012

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.2%)
Consumer Discretionary (0.5%)
Hotels, Restaurants & Leisure (0.5%)
Starwood Hotels & Resorts Worldwide, Inc. (b)	10,900	$625,224
Financial (96.4%)
Diversified REIT's (2.8%)
Liberty Property Trust	19,300	690,361
Vornado Realty Trust	30,286	2,425,303
		3,115,664
Industrial REIT's (4.9%)
EastGroup Properties, Inc.	11,500	618,815
ProLogis, Inc.	130,581	4,764,901
		5,383,716
Mortgage REIT's (0.6%)
Colony Financial, Inc.	35,500	692,250
Office REIT's (15.4%)
Alexandria Real Estate Equities, Inc.	13,600	942,752
BioMed Realty Trust, Inc.	50,300	972,299
Boston Properties, Inc.	41,683	4,410,478
Brandywine Realty Trust	104,800	1,277,512
Digital Realty Trust, Inc.	34,558	2,346,143
Duke Realty Corp.	117,400	1,628,338
Hudson Pacific Properties, Inc.	36,700	772,902
Kilroy Realty Corp.	38,100	1,804,797
Mack-Cali Realty Corp.	29,700	775,467
SL Green Realty Corp.	28,172	2,159,384
		17,090,072
Real Estate Operating Company (0.6%)
Forest City Enterprises, Inc. — Class A (c)	41,100	663,765
Residential REIT's (19.3%)
American Campus Communities, Inc.	31,700	1,462,321
AvalonBay Communities, Inc.	37,000	5,016,830
BRE Properties, Inc.	19,499	991,134
Camden Property Trust	30,200	2,059,942
Campus Crest Communities, Inc.	53,700	658,362
Equity Residential	92,000	5,213,640
Essex Property Trust, Inc.	16,416	2,407,406
Mid-America Apartment Communities, Inc.	24,900	1,612,275
Post Properties, Inc.	38,100	1,903,095
		21,325,005
Retail REIT's (27.1%)
Acadia Realty Trust	44,636	1,119,471
Agree Realty Corp.	45,484	1,218,516
Amreit, Inc. Class B	19,000	325,850
CBL & Associates Properties, Inc.	66,900	1,418,949
DDR Corp.	139,400	2,183,004
General Growth Properties, Inc. (b)	118,200	2,346,270
Kimco Realty Corp.	118,800	2,295,216
	Shares	Value(a)
Kite Realty Group Trust	123,600	$690,924
Primaris Retail Real Estate Investment Trust (d)	24,662	666,273
RioCan Real Estate Investment Trust (d)	31,500	871,889
Simon Property Group, Inc.	71,179	11,252,688
Tanger Factory Outlet Centers	43,600	1,491,120
Taubman Centers, Inc.	10,100	795,072
The Macerich Co.	45,069	2,627,523
Weingarten Realty Investors	27,800	744,206
		30,046,971
Specialized REIT's (25.7%)
American Tower Corp.	14,300	1,104,961
Chesapeake Lodging Trust	18,000	375,840
CubeSmart	86,921	1,266,439
EPR Properties	12,500	576,375
HCP, Inc.	78,300	3,537,594
Health Care REIT, Inc.	72,500	4,443,525
Hersha Hospitality Trust	35,679	178,395
Host Hotels & Resorts, Inc.	130,946	2,051,924
LaSalle Hotel Properties	71,800	1,823,002
LTC Properties, Inc.	13,600	478,584
Pebblebrook Hotel Trust	25,506	589,188
Public Storage	40,100	5,812,896
Summit Hotel Properties, Inc.	80,300	762,850
Sunstone Hotel Investors, Inc. (c)	61,300	656,523
Ventas, Inc.	75,096	4,860,213
		28,518,309
Telecommunication Services (0.3%)
Wireless Telecommunication Services (0.3%)
Crown Castle International Corp. (c)	4,500	324,720
Total common stocks (cost: $75,679,427)		107,785,696
Preferred Stocks (1.3%)
Financial (1.3%)
Office REIT's (0.7%)
Digital Realty Trust, Inc. Series E	30,500	813,435
Specialized REIT's (0.6%)
Pebblebrook Hotel Trust Series B	23,500	610,765
Total preferred stocks (cost: $1,348,326)		1,424,200
Short-Term Securities (1.2%)
Investment Company (1.2%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	1,345,047	1,345,047
Total short-term securities (cost: $1,345,047)		1,345,047
Total investments in securities (cost: $78,372,800) (e)		110,554,943
Cash and other assets in excess of liabilities (0.3%)		293,883
Total net assets (100.0%)		$110,848,826

See accompanying notes to financial statements.

Advantus Real Estate Securities Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as collateral for the following call options written (See Notes 2 and 7).

Call Options Written	Contracts	Expiration Date	Exercise Price	Value(a)
General Growth Properties	394	January 2013	21.00	$(3,940)
Starwood Hotels & Resorts Worldwide, Inc.	95	January 2013	62.50	(903)
Total Call Options Written				$(4,843)

(c)  Non-income producing security.

(d)  Foreign security: The Fund held 1.4% of net assets in foreign securities at December 31, 2012.

(e)  At December 31, 2012 the cost of securities for federal income tax purposes was $79,671,615. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$30,918,404
Gross unrealized depreciation	(35,076)
Net unrealized appreciation	$30,883,328

See accompanying notes to financial statements.

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2012

	Advantus Bond Fund	Advantus Money Market Fund		Advantus Mortgage Securities Fund	Advantus Index 500 Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*	$373,018,189		$95,982,089	$111,833,522	$443,459,338
Cash in bank on demand deposit	–		203	–	1,167
Foreign currency in bank on deposit (identified cost $179,345 for International Bond Fund)	–		–	–	–
Receivable for Fund shares sold	108,795		–	3,650	199,953
Receivable for investment securities sold (including paydowns)	–		–	–	62,659
Receivable for investment securities sold on a forward – commitment basis (note 2)	–		–	523,300	–
Dividends and accrued interest receivable	2,483,313		30,929	326,841	482,197
Receivable for refundable foreign income taxes withheld	–		–	–	–
Receivable from Adviser (note 4)	–		11,556	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–		–	–	–
Variation margin receivable	39,766		–	3,547	397,100
Prepaid expenses	10,913		2,966	2,980	13,392
Total assets	375,660,976		96,027,743	112,693,840	444,615,806
Liabilities
Bank overdraft	–		–	2,246	–
Payable for Fund shares repurchased	189,941		109,898	161,548	151,558
Payable for investment securities purchased	–		–	–	–
Payable for investment securities purchased on a forward – commitment basis (note 2)	11,916,100		–	14,978,392	–
Payable to Adviser	204,438		–	58,994	152,568
Accrued expenses	79,187		60,053	69,410	93,602
Unrealized depreciation on forward foreign currency contracts held, at value	–		–	–	–
Call options written at value (premiums of $23,525 for Real Estate Fund)	–		–	–	–
Total liabilities	12,389,666		169,951	15,270,590	397,728
Net assets applicable to outstanding capital stock	$363,271,310		$95,857,792	$97,423,250	$444,218,078
Represented by:
Paid in capital**	$361,559,840		$95,898,025	$122,217,804	$175,425,790
Retained earnings (deficit)	1,711,470		(40,233)	(24,794,554)	268,792,288
Total	$363,271,310		$95,857,792	$97,423,250	$444,218,078
Net assets by class:
Class 1	$3,155,939	$	N/A	$521,350	$11,523,986
Class 2	360,115,371		95,857,792	96,901,900	432,694,092
Net asset value per share of outstanding capital stock by class:
Class 1	2.024		N/A	1.761	5.167
Class 2	2.004		1.000	1.744	5.115
* Identified cost	$356,537,816		$95,982,089	$110,050,356	$199,655,803
** Shares outstanding by class:
Class 1	1,558,955		N/A	296,021	2,230,441
Class 2	179,665,181		95,900,090	55,573,204	84,586,356

See accompanying notes to financial statements.

	Advantus International Bond Fund	Advantus Index 400 Mid-Cap Fund	Advantus Real Estate Securities Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*	$123,857,812	$187,329,677	$110,554,943
Cash in bank on demand deposit	–	12,669	871
Foreign currency in bank on deposit (identified cost $179,345 for International Bond Fund)	179,837	–	–
Receivable for Fund shares sold	42,151	177,834	16,255
Receivable for investment securities sold (including paydowns)	–	43,032	195,680
Receivable for investment securities sold on a forward – commitment basis (note 2)	–	–	–
Dividends and accrued interest receivable	1,425,277	111,836	443,169
Receivable for refundable foreign income taxes withheld	399,144	–	–
Receivable from Adviser (note 4)	–	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	3,526,654	–	–
Variation margin receivable	–	159,390	–
Prepaid expenses	3,659	5,332	3,155
Total assets	129,434,534	187,839,770	111,214,073
Liabilities
Bank overdraft	–	–	–
Payable for Fund shares repurchased	–	167,900	49,099
Payable for investment securities purchased	–	286,911	165,084
Payable for investment securities purchased on a forward – commitment basis (note 2)	–	–	–
Payable to Adviser	95,751	65,283	90,457
Accrued expenses	73,439	75,664	55,764
Unrealized depreciation on forward foreign currency contracts held, at value	1,068,938	–	–
Call options written at value (premiums of $23,525 for Real Estate Fund)	–	–	4,843
Total liabilities	1,238,128	595,758	365,247
Net assets applicable to outstanding capital stock	$128,196,406	$187,244,012	$110,848,826
Represented by:
Paid in capital**	$111,277,806	$141,325,124	$75,087,332
Retained earnings (deficit)	16,918,600	45,918,888	35,761,494
Total	$128,196,406	$187,244,012	$110,848,826
Net assets by class:
Class 1	$606,138	$6,655,662	$2,521,661
Class 2	127,590,268	180,588,350	108,327,165
Net asset value per share of outstanding capital stock by class:
Class 1	2.464	2.497	3.100
Class 2	2.440	2.472	3.069
* Identified cost	$114,005,840	$146,454,935	$78,372,800
** Shares outstanding by class:
Class 1	245,980	2,665,585	813,476
Class 2	52,299,544	73,047,994	35,298,196

Securian Funds Trust

Statements of Operations

Year ended December 31, 2012

	Advantus Bond Fund	Advantus Money Market Fund	Advantus Mortgage Securities Fund	Advantus Index 500 Fund
Investment Income
Interest	$11,520,878	$172,366	$2,936,068	$–
Dividends (net of foreign withholding taxes of $5,356 and $17,052 for Advantus Index 500 Fund and Advantus Real Estate Securities Fund)	1,756	–	1,140	10,212,202
Total investment income	11,522,634	172,366	2,937,208	10,212,202
Expenses (note 4):
Investment advisory fee	1,454,385	304,676	405,421	670,510
Rule 12b-1 fees – class 2	906,837	253,897	252,649	1,111,668
Shareholder servicing fee	164,018	96,478	64,371	108,256
Audit and accounting services	55,888	52,325	59,837	51,611
Administrative services fee	55,348	35,797	62,505	31,106
Legal fees	34,559	31,809	37,038	43,812
Custodian fees	10,581	6,502	3,910	12,755
Printing and shareholder reports	15,586	15,586	15,586	15,586
Trustee's fees	19,508	19,508	19,508	19,508
S&P Licensing fee	–	–	–	49,247
Insurance	11,566	3,537	3,290	14,102
Other	20,488	18,376	9,085	24,020
Total expenses before waiver	2,748,764	838,491	933,200	2,152,181
Less waiver[1]	–	(666,125)	–	–
Total expenses net of waiver	2,748,764	172,366	933,200	2,152,181
Investment income – net	8,773,870	–	2,004,008	8,060,021
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)	7,128,456	1,056	(290,492)	27,069,688
Written options transactions	–	–	–	–
Foreign currency transactions	–	–	–	–
Net increase from litigation payments	–	–	–	13,596
Futures transactions	(572,172)	–	(7,003)	1,457,352
Net change in unrealized appreciation or depreciation on:
Investments	10,561,072	–	1,780,757	27,397,130
Options written	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	–	–
Futures transactions	143,066	–	7,692	(391,290)
Net gains (losses) on investments	17,260,422	1,056	1,490,954	55,546,476
Net increase (decrease) in net assets resulting from operations	$26,034,292	$1,056	$3,494,962	$63,606,497

1  Waiver includes advisory fees of $304,676, Rule 12b-1 distribution fees of $253,897, and other fees of $107,552.

See accompanying notes to financial statements.

	Advantus International Bond Fund	Advantus Index 400 Mid-Cap Fund	Advantus Real Estate Securities Fund
Investment Income
Interest	$5,631,181	$82	$4
Dividends (net of foreign withholding taxes of $5,356 and $17,052 for Advantus Index 500 Fund and Advantus Real Estate Securities Fund)	318	2,769,594	2,488,721
Total investment income	5,631,499	2,769,676	2,488,725
Expenses (note 4):
Investment advisory fee	719,253	268,196	745,369
Rule 12b-1 fees – class 2	298,445	443,935	263,679
Shareholder servicing fee	74,974	65,627	62,744
Audit and accounting services	65,237	56,433	44,030
Administrative services fee	58,577	41,047	41,047
Legal fees	33,589	31,809	31,809
Custodian fees	127,864	8,390	12,016
Printing and shareholder reports	15,586	15,586	15,586
Trustee's fees	19,508	19,508	19,508
S&P Licensing fee	–	18,585	–
Insurance	3,919	5,645	3,374
Other	9,196	12,207	8,663
Total expenses before waiver	1,426,148	986,968	1,247,825
Less waiver[1]	–	–	–
Total expenses net of waiver	1,426,148	986,968	1,247,825
Investment income – net	4,205,351	1,782,708	1,240,900
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)	690,190	5,953,552	10,651,779
Written options transactions	–	–	168,734
Foreign currency transactions	2,414,993	–	141
Net increase from litigation payments	–	17,496	3,309
Futures transactions	–	1,027,820	–
Net change in unrealized appreciation or depreciation on:
Investments	7,270,914	19,334,437	5,150,537
Options written	–	–	9,775
Translation of assets and liabilities in foreign currency	3,294,807	–	(26)
Futures transactions	–	50,496	–
Net gains (losses) on investments	13,670,904	26,383,801	15,984,249
Net increase (decrease) in net assets resulting from operations	$17,876,255	$28,166,509	$17,225,149

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2012 and year ended December 31, 2011

	Advantus Bond Fund		Advantus Money Market Fund		Advantus Mortgage Securities Fund
	2012	2011	2012	2011	2012	2011
Operations:
Investment income – net	$8,773,870	$8,275,106	$–	$–	$2,004,008	$1,473,184
Net realized gains (losses) on investments	6,556,284	7,634,363	1,056	(6,355)	(297,495)	(1,050,309)
Net change in unrealized appreciation or depreciation of investments	10,704,138	12,486,050	–	–	1,788,449	6,756,796
Net increase in net assets resulting from operations	26,034,292	28,395,519	1,056	(6,355)	3,494,962	7,179,671
Capital stock transactions (note 6):
Proceeds from sales
Class 1	2,739,203	150,057	–	–	376,661	66,867
Class 2	6,312,647	6,480,843	19,115,133	32,834,091	2,126,896	1,204,394
Payments for redemption of shares
Class 1	(63,922)	(91,052)	–	–	(61,398)	(40,341)
Class 2	(31,461,465)	(41,479,259)	(31,373,396)	(31,613,708)	(13,762,967)	(15,662,165)
Increase (decrease) in net assets from capital stock transactions	(22,473,537)	(34,939,411)	(12,258,263)	1,220,383	(11,320,808)	(14,431,245)
Total increase (decrease) in net assets	3,560,755	(6,543,892)	(12,257,207)	1,214,028	(7,825,846)	(7,251,574)
Net assets at beginning of year	359,710,555	366,254,447	108,114,999	106,900,971	105,249,096	112,500,670
Net assets at end of year	$363,271,310	$359,710,555	$95,857,792	$108,114,999	$97,423,250	$105,249,096
Capital share transactions:
Proceeds from sales
Class 1	1,367,247	82,945	–	–	215,890	40,902
Class 2	3,272,796	3,678,372	19,115,133	32,834,091	1,235,697	740,366
Net change from capital transactions	4,640,043	3,761,317	19,115,133	32,834,091	1,451,587	781,268
Payments for redemption of shares
Class 1	(32,453)	(49,729)	–	–	(35,515)	(24,500)
Class 2	(16,154,230)	(22,974,724)	(31,373,396)	(31,613,708)	(8,012,264)	(9,552,868)
Net change from capital transactions	(16,186,683)	(23,024,453)	(31,373,396)	(31,613,708)	(8,047,779)	(9,577,368)

See accompanying notes to financial statements.

	Advantus Index 500 Fund		Advantus International Bond Fund
	2012	2011	2012	2011
Operations:
Investment income – net	$8,060,021	$6,890,955	$4,205,351	$4,442,577
Net realized gains (losses) on investments	28,540,636	13,806,467	3,105,183	4,548,784
Net change in unrealized appreciation or depreciation of investments	27,005,840	(13,103,040)	10,565,721	(9,255,039)
Net increase in net assets resulting from operations	63,606,497	7,594,382	17,876,255	(263,678)
Capital stock transactions (note 6):
Proceeds from sales
Class 1	11,287,870	217,582	158,992	164,442
Class 2	5,984,884	17,108,213	6,583,243	7,201,535
Payments for redemption of shares
Class 1	(365,932)	(54,138)	(23,915)	(60,123)
Class 2	(55,696,365)	(57,829,338)	(7,779,543)	(7,638,810)
Increase (decrease) in net assets from capital stock transactions	(38,789,543)	(40,557,681)	(1,061,223)	(332,956)
Total increase (decrease) in net assets	24,816,954	(32,963,299)	16,815,032	(596,634)
Net assets at beginning of year	419,401,124	452,364,423	111,381,374	111,978,008
Net assets at end of year	$444,218,078	$419,401,124	$128,196,406	$111,381,374
Capital share transactions:
Proceeds from sales
Class 1	2,210,966	49,081	69,713	75,960
Class 2	1,220,535	3,776,531	2,866,307	3,338,538
Net change from capital transactions	3,431,501	3,825,612	2,936,020	3,414,498
Payments for redemption of shares
Class 1	(74,748)	(12,241)	(10,347)	(27,886)
Class 2	(11,171,480)	(12,878,294)	(3,428,373)	(3,532,181)
Net change from capital transactions	(11,246,228)	(12,890,535)	(3,438,720)	(3,560,067)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2012 and year ended December 31, 2011

	Advantus Index 400 Mid-Cap Fund		Advantus Real Estate Securities Fund
	2012	2011	2012	2011
Operations:
Investment income – net	$1,782,708	$1,236,315	$1,240,900	$907,835
Net realized gains (losses) on investments	6,998,868	7,752,683	10,823,963	5,181,881
Net change in unrealized appreciation or depreciation of investments	19,384,933	(12,191,836)	5,160,286	(619,427)
Net increase in net assets resulting from operations	28,166,509	(3,202,838)	17,225,149	5,470,289
Distribution to shareholders from:
Investment income – net
Capital stock transactions (note 6):
Proceeds from sales
Class 1	6,256,048	96,954	2,099,330	173,435
Class 2	4,770,300	4,531,217	3,544,726	2,302,364
Shares issued as a result of reinvested distributions
Payments for redemption of shares
Class 1	(46,636)	(22,246)	(156,516)	(43,743)
Class 2	(17,801,792)	(18,207,413)	(10,765,593)	(11,109,452)
Increase (decrease) in net assets from capital stock transactions	(6,822,080)	(13,601,488)	(5,278,053)	(8,677,396)
Total increase (decrease) in net assets	21,344,429	(16,804,326)	11,947,096	(3,207,107)
Net assets at beginning of year	165,899,583	182,703,909	98,901,730	102,108,837
Net assets at end of year	$187,244,012	$165,899,583	$110,848,826	$98,901,730
Capital share transactions:
Proceeds from sales
Class 1	2,568,260	44,565	691,715	67,710
Class 2	2,021,510	2,108,236	1,199,384	920,056
Net change from capital transactions	4,589,770	2,152,801	1,891,099	987,766
Payments for redemption of shares
Class 1	(19,679)	(10,075)	(52,818)	(17,140)
Class 2	(7,532,723)	(8,150,244)	(3,721,130)	(4,328,599)
Net change from capital transactions	(7,552,402)	(8,160,319)	(3,773,948)	(4,345,739)

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

Advantus Bond Fund

	Class 1 Shares
	Year ended December 31,				Inception(a) to December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$1.880	$1.736	$1.583	$1.370	$1.580
Income from investment operations:
Net investment income (b)	.055	.045	.067	.077	.070
Net gains (losses) on securities (both realized and unrealized)	.089	.099	.086	.136	(.280)
Total from investment operations	.144	.144	.153	.213	(.210)
Net asset value, end of period	$2.024	$1.880	$1.736	$1.583	$1.370
Total return (c)	7.69%	8.30%	9.69%	15.85%	(13.53)%
Net assets, end of period (in thousands)	$3,156	$421	$331	$194	$115
Ratios to average net assets:
Expenses (d)	.51%	.50%	.50%	.51%	.50	%(e)
Net investment income	2.77%	2.48%	3.94%	5.27%	5.35	%(e)
Portfolio turnover rate (excluding short-term securities)	205.5%	270.5%	247.1%	266.4%	229.6%
	Class 2 Shares
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$1.866	$1.727	$1.579	$1.370	$1.580
Income from investment operations:
Net investment income (b)	.047	.041	.064	.073	.080
Net gains (losses) on securities (both realized and unrealized)	.091	.098	.084	.136	(.290)
Total from investment operations	.138	.139	.148	.209	(.210)
Net asset value, end of period	$2.004	$1.866	$1.727	$1.579	$1.370
Total return (c)	7.42%	8.03%	9.41%	15.57%	(13.52)%
Net assets, end of period (in thousands)	$360,115	$359,289	$365,923	$346,750	$334,782
Ratios to average net assets:
Expenses (d)	.76%	.75%	.75%	.76%	.75%
Net investment income	2.41%	2.26%	3.79%	5.04%	5.10%
Portfolio turnover rate (excluding short-term securities)	205.5%	270.5%	247.1%	266.4%	229.6%

(a)  The Class 1 shares of the Bond Portfolio of Advantus Series Fund, Inc., the Fund's predecessor, became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

Advantus Money Market Fund

	Year ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income from investment operations:
Net investment income (a)	–		–		–		.003		.020
Total from investment operations	–		–		–		.003		.020
Dividends from net investment income	–		–		–	(b)	(.003)		(.020)
Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return (c)	–%		–%		0.03%		0.27%		1.95%
Net assets, end of period (in thousands)	$95,858		$108,115		$106,901		$114,369		$149,089
Ratios to average net assets:
Expenses before waiver (d)	.83%		.69%		.78%		.77%		.68%
Expenses net of waiver (d)	.17	%(e)	.14	%(e)	.23	%(e)	.65	%(e)	.68%
Net investment income	–%		–%		–%		.32%		1.88%

(a)  Based on average shares outstanding during the year.

(b)  Amount represents less than $0.0005 per share.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

Advantus Mortgage Securities Fund

	Class 1 Shares
	Year ended December 31,				Inception(a) to December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$1.698	$1.587	$1.482	$1.370	$1.580
Income from investment operations:
Net investment income (b)	.038	.025	.048	.068	.070
Net gains (losses) on securities (both realized and unrealized)	.025	.086	.057	.044	(.280)
Total from investment operations	.063	.111	.105	.112	(.210)
Net asset value, end of period	$1.761	$1.698	$1.587	$1.482	$1.370
Total return (c)	3.75%	7.00%	7.02%	8.32%	(13.32)%
Net assets, end of period (in thousands)	$521	$196	$157	$78	$49
Ratios to average net assets:
Expenses (d)	.68%	.63%	.62%	.66%	.56	%(e)
Net investment income	2.18%	1.54%	3.08%	4.78%	5.43	%(e)
Portfolio turnover rate (excluding short-term securities)	231.3%	241.8%	252.0%	209.6%	127.5%
	Class 2 Shares
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$1.685	$1.579	$1.479	$1.370	$1.570
Income from investment operations:
Net investment income (b)	.034	.022	.046	.066	.080
Net gains (losses) on securities (both realized and unrealized)	.025	.084	.054	.043	(.280)
Total from investment operations	.059	.106	.100	.109	(.200)
Net asset value, end of period	$1.744	$1.685	$1.579	$1.479	$1.370
Total return (c)	3.49%	6.73%	6.76%	8.05%	(12.97)%
Net assets, end of period (in thousands)	$96,902	$105,053	$112,343	$117,316	$132,613
Ratios to average net assets:
Expenses (d)	.93%	.87%	.87%	.91%	.81%
Net investment income	1.98%	1.34%	3.00%	4.65%	5.18%
Portfolio turnover rate (excluding short-term securities)	231.3%	241.8%	252.0%	209.6%	127.5%

(a)  The Class 1 shares of the Mortgage Securities Portfolio of Advantus Series Fund, Inc., the Fund's predecessor, became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

Advantus Index 500 Fund

	Class 1 Shares
	Year ended December 31,				Inception(a) to December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$4.465	$4.384	$3.818	$3.030	$4.400
Income from investment operations:
Net investment income (b)	.111	.083	.072	.065	.060
Net gains (losses) on securities (both realized and unrealized)	.591	(.002)	.494	.723	(1.430)
Total from investment operations	.702	.081	.566	.788	(1.370)
Net asset value, end of period	$5.167	$4.465	$4.384	$3.818	$3.030
Total return (c)	15.71%	1.85%	14.82%	26.18%	(31.26)%
Net assets, end of period (in thousands)	$11,524	$421	$252	$130	$24
Ratios to average net assets:
Expenses (d)	.24%	.23%	.22%	.23%	.22	%(e)
Net investment income	2.19%	1.88%	1.82%	1.93%	2.10	%(e)
Portfolio turnover rate (excluding short-term securities)	2.6%	4.6%	4.1%	6.7%	4.6%
	Class 2 Shares
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$4.432	$4.362	$3.809	$3.030	$4.820
Income from investment operations:
Net investment income (b)	.088	.070	.061	.058	.080
Net gains (losses) on securities (both realized and unrealized)	.595	–	.492	.721	(1.870)
Total from investment operations	.683	.070	.553	.779	(1.790)
Net asset value, end of period	$5.115	$4.432	$4.362	$3.809	$3.030
Total return (c)	15.42%	1.59%	14.54%	25.87%	(37.21)%
Net assets, end of period (in thousands)	$432,694	$418,980	$452,113	$449,613	$372,627
Ratios to average net assets:
Expenses (d)	.49%	.48%	.47%	.48%	.47%
Net investment income	1.80%	1.60%	1.55%	1.81%	1.85%
Portfolio turnover rate (excluding short-term securities)	2.6%	4.6%	4.1%	6.7%	4.6%

(a)  The Class 1 shares of the Index 500 Portfolio of Advantus Series Fund, the Fund's predecessor, became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

Advantus International Bond Fund

	Class 1 Shares
	Year ended December 31,				Inception(a) to December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$2.115	$2.116	$1.853	$1.570	$1.540
Income from investment operations:
Net investment income (b)	.086	.089	.094	.070	.050
Net gains (losses) on securities (both realized and unrealized)	.263	(.090)	.169	.213	(.020)
Total from investment operations	.349	(.001)	.263	.283	.030
Net asset value, end of period	$2.464	$2.115	$2.116	$1.853	$1.570
Total return (c)	16.49%	(0.01)%	14.19%	17.85%	2.34%
Net assets, end of period (in thousands)	$606	$395	$293	$138	$60
Ratios to average net assets:
Expenses (d)	.94%	.95%	.95%	.99%	1.00	%(e)
Net investment income	3.76%	4.07%	4.65%	4.08%	3.38	%(e)
Portfolio turnover rate (excluding short-term securities)	38.8%	18.8%	11.0%	56.5%	103.8%
	Class 2 Shares
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$2.100	$2.105	$1.848	$1.570	$1.510
Income from investment operations:
Net investment income (b)	.079	.083	.086	.065	.050
Net gains (losses) on securities (both realized and unrealized)	.261	(.088)	.171	.213	.010
Total from investment operations	.340	(.005)	.257	.278	.060
Net asset value, end of period	$2.440	$2.100	$2.105	$1.848	$1.570
Total return (c)	16.20%	(0.26)%	13.90%	17.56%	4.23%
Net assets, end of period (in thousands)	$127,590	$110,987	$111,685	$96,098	$93,006
Ratios to average net assets:
Expenses (d)	1.19%	1.20%	1.19%	1.23%	1.25%
Net investment income	3.51%	3.85%	4.28%	3.82%	3.13%
Portfolio turnover rate (excluding short-term securities)	38.8%	18.8%	11.0%	56.5%	103.8%

(a)  The Class 1 shares of the International Bond Portfolio of Advantus Series Fund, Inc., the Fund's predecessor, became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

Advantus Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,				Inception(a) to December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$2.124	$2.168	$1.717	$1.260	$1.840
Income from investment operations:
Net investment income (b)	.040	.021	.019	.018	.020
Net gains (losses) on securities (both realized and unrealized)	.333	(.065)	.432	.439	(.600)
Total from investment operations	.373	(.044)	.451	.457	(.580)
Net asset value, end of period	$2.497	$2.124	$2.168	$1.717	$1.260
Total return (c)	17.54%	(2.02)%	26.24%	36.77%	(31.84)%
Net assets, end of period (in thousands)	$6,656	$249	$179	$88	$24
Ratios to average net assets:
Expenses (d)	.31%	.29%	.31%	.34%	.32	%(e)
Net investment income	1.65%	1.09%	1.02%	1.22%	1.33	%(e)
Portfolio turnover rate (excluding short-term securities)	8.0%	16.3%	13.2%	20.2%	24.0%
	Class 2 Shares
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$2.109	$2.157	$1.713	$1.260	$1.980
Income from investment operations:
Net investment income (b)	.023	.015	.014	.014	.020
Net gains (losses) on securities (both realized and unrealized)	.340	(.063)	.430	.439	(.740)
Total from investment operations	.363	(.048)	.444	.453	(.720)
Net asset value, end of period	$2.472	$2.109	$2.157	$1.713	$1.260
Total return (c)	17.24%	(2.26)%	25.93%	36.43%	(36.54)%
Net assets, end of period (in thousands)	$180,588	$165,651	$182,525	$146,307	$112,397
Ratios to average net assets:
Expenses (d)	.56%	.54%	.56%	.60%	.57%
Net investment income	0.99%	.82%	.74%	1.01%	1.08%
Portfolio turnover rate (excluding short-term securities)	8.0%	16.3%	13.2%	20.2%	24.0%

(a)  The Class 1 shares of the Index 400 Mid-Cap Portfolio of Advantus Series Fund, Inc., the Fund's predecessor, became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

Advantus Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,				Inception(a) to December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$2.623	$2.482	$1.920	$1.540	$2.260
Income from investment operations:
Net investment income (b)	.052	.031	.030	.044	.040
Net gains (losses) on securities (both realized and unrealized)	.425	.110	.532	.336	(.760)
Total from investment operations	.477	.141	.562	.380	(.720)
Net asset value, end of period	$3.100	$2.623	$2.482	$1.920	$1.540
Total return (c)	18.20%	5.68%	29.23%	24.90%	(31.97)%
Net assets, end of period (in thousands)	$2,522	$458	$308	$133	$38
Ratios to average net assets:
Expenses (d)	.93%	.92%	.94%	.99%	.92	%(e)
Net investment income	1.75%	2.44%	1.38%	2.85%	2.23	%(e)
Portfolio turnover rate (excluding short-term securities)	47.6%	57.7%	66.9%	67.1%	43.6%
	Class 2 Shares
	Year ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$2.603	$2.469	$1.915	$1.540	$2.410
Income from investment operations:
Net investment income (b)	.034	.023	.020	.039	.040
Net gains (losses) on securities (both realized and unrealized)	.432	.111	.534	.336	(.910)
Total from investment operations	.466	.134	.554	.375	(.870)
Net asset value, end of period	$3.069	$2.603	$2.469	$1.915	$1.540
Total return (c)	17.90%	5.42%	28.91%	24.59%	(36.27)%
Net assets, end of period (in thousands)	$108,327	$98,444	$101,801	$88,020	$71,421
Ratios to average net assets:
Expenses (d)	1.18%	1.16%	1.19%	1.25%	1.17%
Net investment income	1.16%	2.12%	.90%	2.67%	1.98%
Portfolio turnover rate (excluding short-term securities)	47.6%	57.7%	66.9%	67.1%	43.6%

(a)  The Class 1 shares of the Real Estate Securities Portfolio of Advantus Series Fund, Inc., the Fund's predecessor, became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Notes to Financial Statements

December 31, 2012

(1)   Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, diversified open-end management investment company, except that Advantus International Bond Fund operates as a non-diversified, open-end management investment company. The Trust was organized on July 8, 2011. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (the "Series Fund") as filed with the Securities and Exchange Commission, pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") approved by both the Board of Directors of the Series Fund and the Board of Trustees of the Trust on July 28, 2011, and approved by a majority of the shareholders of each Portfolio of the Series Fund on October 21, 2011. Pursuant to the Plan of Reorganization, each Portfolio of the Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. The successor Funds of the Trust have the same investment adviser, investment objectives, principal investment strategies and risks as the corresponding predecessor Portfolios of the Series Fund. Expenses of each Fund did not increase as a result of the Reorganization. The Trust is a series trust that includes several different Funds. The Funds in the Trust are as follows: Advantus Bond, Advantus Money Market, Advantus Mortgage Securities, Advantus Index 500, Advantus International Bond, Advantus Index 400 Mid-Cap and Advantus Real Estate Securities. The Trust's prospectus provides a detailed description of each Fund's investment objective, policies and strategies. The Funds issue two classes of shares: Class 1 and Class 2, except for the Advantus Money Market Fund which offers shares in only one class. Class 2 shares and the Money Market Fund are subject to a 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

As a result of the Reorganization, the trust intends that each Fund will qualify for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund will be treated for federal income tax purposes as a partnership if it has more than one shareholder. If a Fund at any time has just one shareholder, it would be treated as a disregarded entity for federal income tax purposes. While the Trust anticipates that each Fund will always have two shareholders, Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company, a wholly owned subsidiary of Minnesota Life ("Securian Life"), such ownership could change and accordingly a Fund may at some time have only one shareholder and accordingly would be treated as a disregarded entity for federal income tax purposes.

The Trust expects that the federal income tax treatment of each Fund as a partnership or disregarded entity will not result in any material adverse federal income tax consequences to the Funds for tax periods after the consummation of the Reorganization, as compared to the federal income tax treatment of the Portfolios as regulated investment companies under the Code prior to the Reorganization. In addition, a Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Trust will not be offered directly to the public, but sold only to Minnesota Life and Securian Life in connection with Minnesota Life and Securian Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies

The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Management, Inc. ("Advantus Capital") Valuation Committee under the supervision of the Trust's Board of Directors and in accordance with Board-approved valuation policies and procedures.

A Fund's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the Advantus Money Market Fund, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Advantus Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Advantus Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out (FIFO) basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

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Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The Advantus International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Advantus International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by Advantus International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. Advantus International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to or protect itself from market changes, the Funds (excluding the Advantus Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprise securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2012, no Funds were invested in repurchase agreements.

Options Transactions

Each Fund (excluding the Advantus Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the

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Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Federal Taxes

On May 1, 2012 each Fund of the Series Fund pursuant to the "Reorganization Agreement," changed its status from a Minnesota corporate entity to a Delaware statutory trust. As a result of that conversion, for federal income tax purposes each Fund in the Trust will no longer be recognized as a regulated investment company, but as a partnership as long as the trust has more than one shareholder. The Funds are not required to pay federal or Delaware income taxes on its net investment income and net capital gains, as each Fund is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of each Fund are deemed to have been "passed through" to the shareholders in proportion to its holdings of the Fund regardless of whether such interest, dividends or gains and losses have been distributed by the Fund.

The Financial Accounting Standards Board (FASB), Accounting Standards Codification 740, Income Taxes (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements as of the year ended December 31, 2012. The Funds' federal and state income returns for which the applicable statutes of limitations have not expired (2009, 2010, 2011, 2012) remain subject to examination by the Internal Revenue Service and states department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows for the Series Fund effective prior to the date of the Reorganization Agreement:

	Undistributed net investment income	Accumulated realized gain (loss)	Additional paid-in-capital
Bond	$(2,782,190)	$(21,514)	$2,803,704
Money Market	–	–	–
Mortgage Securities	(649,286)	(227,265)	876,551
Index 500	(2,156,723)	(5,128,669)	7,285,392
International Bond	(1,468,631)	(1,412,140)	2,880,771
Index 400 Mid-Cap	(425,609)	(2,552,255)	2,977,864
Real Estate Securities	(524,965)	2,107	522,858

Included in the reclassification adjustments above are $2,804,712, $876,871, $7,320,174, $2,882,565, $2,991,481 and $524,980 in consent dividends for Bond, Mortgage Securities, Index 500, International Bond Index 400 and Real Estate Securities Portfolios, respectively. The shareholders of the Portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

Distributions to Shareholders

Distributions to shareholders from net investment income for the Advantus Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock. As partnerships, the Funds are not required to distribute taxable income, and Funds other than Advantus Money Market Fund will not distribute taxable income.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

to market fluctuations. For the year ended December 31, 2012, the Advantus Bond Fund and Advantus Mortgage Securities Fund had entered into outstanding, when-issued or forward commitments at fair value of $11,904,529 and $14,427,919, respectively. The Funds have segregated assets to cover such when-issued and forward commitments.

New Accounting Pronouncements

In December 2011, the International Accounting Standards Board (IASB) and the FASB issued Accounting Standards Update (ASU) 2011-11 "Disclosures about Offsetting Assets and Liabilities." These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a fund's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

(3)   Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2012 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
Bond	$212,298,866	$192,635,632	$541,362,983	$535,944,431
Mortgage Securities	8,023,136	7,669,805	228,528,385	220,502,121
Index 500	11,178,101	49,263,587
International Bond	37,865,861	41,644,743
Index 400 Mid-Cap	13,819,333	18,279,867
Real Estate Securities	49,749,622	51,447,765

*  Includes U.S. government-sponsored enterprise securities

(4)   Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Advantus Capital, a wholly-owned subsidiary of Securian Financial Group, Inc. Under the advisory agreement, Advantus Capital manages the Fund's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund of the Trust pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
Bond	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion
Money Market	.30% of net assets to $1 billion; and .25% of net assets exceeding $1 billion
Mortgage Securities	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion
Index 500	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion
International Bond	.60% of net assets to $1 billion; and .55% of net assets exceeding $1 billion
Index 400 Mid-Cap	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion
Real Estate Securities	.70% of net assets to $1 billion; and .65% of net assets exceeding $1 billion

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Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. (the "Sub-Advisor), a registered investment advisor for the Advantus International Bond Fund, under which Advantus Capital pays the Sub-Advisor an annual fee of .37% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Fund will be allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

Prior to January 1, 2013 each fund paid an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provided. Administrative service fees for accounting fees were allocated to the Funds as determined by the providers based on time and effort. Total monthly fees by Fund ranged from $1,505 to $3,025. Legal services for each Fund were $1,333 per month. Effective January 1, 2013, the Trust entered into an agreement with Securian Financial Group, Inc. ("Securian Financial Group") under which Securian Financial Group provides the same services as those previously provided by Minnesota Life, and under which each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company (State Street) in which State Street provides daily fund accounting and investment administration services. In 2012, these fees ranged from .02% to .10% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, out of pocket expenses and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and the Advantus Money Market Fund ("Covered Funds"). Each Covered Fund pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. (Securian Financial), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

Net Investment Income Maintenance Agreement for the Money Market Fund

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of Advantus Money Market Fund), Advantus Capital Management, Inc. (Advantus Capital) and Securian Financial. A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In

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Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. For the year ended December 31, 2012, the advisory, 12b-1 distribution and other fee waivers totaled $304,676, $253,897 and $107,552 respectively (including expenses waived under the prior agreement with Advantus Series Fund, Inc.). These amounts are reflected as fees waived in the accompanying Statement of Operations. For the year ended December 31, 2012, Advantus Capital and Securian Financial have collectively waived a cumulative total of $2,126,775 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,967,420 was eligible for recovery by Advantus Capital and Securian Financial as of such date. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following May 1, 2013, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

(5)   Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the Advantus Money Market Fund which limits its investment in illiquid securities to 5% of net assets. At December 31, 2012, the Advantus Bond Fund and Advantus Mortgage Securities Fund held illiquid securities of $8,734,373 and $2,537,206, respectively, which represent 2.4% and 2.6% of net assets, respectively. Pursuant to guidelines adopted by the Trust's Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

The following is a list of illiquid securities by fund, including acquisition date and cost, for the year ended December 31, 2012:

Bond	Acquisition Date	Acquisition Cost
BHN I Mortgage Fund	Various	$69,485
Countryplace Manufactured Housing Contract Trust	06/29/2005	1,754,859
Global Mortgage Securitization Ltd.	11/24/2004	1,069,600
Hometown Commercial Mortgage	Various	2,614,833
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	1,141,680
Multi Security Asset Trust	02/24/2005	1,523,335
Symetra Financial Corp.	Various	1,708,116
		$9,881,908
Mortgage Securities	Acquisition Date	Acquisition Cost
Asset Securitization Corp.	11/25/1998	$164,053
BHN I Mortgage Fund	Various	62,475
Countryplace Manufactured Housing Contract Trust	06/29/2005	673,221
Global Mortgage Securitization Ltd.	11/24/2004	283,415
Hometown Commercial Mortgage	11/28/2006	679,023
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	378,331
Multi Security Asset Trust	02/24/2005	977,744
		$3,218,262

(6)   Fair Value Measurement

The Trust has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would

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Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial assets and liabilities based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, and written options.

The following is a summary of the levels used for the year ended December 31, 2012 in valuing the Fund's assets and liabilities:

	Fair Value Measurement at December 31, 2012 using
	Level 1	Level 2	Level 3	Total
Bond
Assets
Government Obligations	$–	$168,817,153	$–	$168,817,153
Asset-Backed	–	16,733,673	–	16,733,673
Other Mortgage-Backed	–	25,217,731	1,866,301	27,084,032
Corporate Obligations	–	134,826,282	9,041,284	143,867,566
Investment Companies	16,515,765	–	–	16,515,765
Total Investments	16,515,765	345,594,839	10,907,585	373,018,189
Other Financial Instruments** Futures Contracts	61,047	–	–	61,047
Liabilities
Other Financial Instruments** Futures Contracts	(1,659)	–	–	(1,659)
Money Market
Assets
Commercial Paper	–	21,647,980	–	21,647,980
Certificate of Deposit	–	999,997	–	999,997
Corporate Notes	–	19,314,428	–	19,314,428
U.S. Government Obligations	–	37,097,693	–	37,097,693
Other Short-Term Investments	–	4,797,737	–	4,797,737
Investment Companies	12,124,254	–	–	12,124,254
Total Investments	12,124,254	83,857,835	–	95,982,089
Mortgage Securities
Assets
Government Obligations	–	83,410,296	–	83,410,296
Asset-Backed	–	4,312,859	–	4,312,859
Other Mortgage-Backed	–	4,438,025	659,175	5,097,200
Corporate Obligations	–	244,728	–	244,728
Short-Term Securities	18,018,568	749,871	–	18,768,439
Total Investments	18,018,568	93,155,779	659,175	111,833,522
Other Financial Instruments** Futures Contracts	7,692	–	–	7,692

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Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2012 using
	Level 1	Level 2	Level 3	Total
Index 500
Assets
Common Stocks*	$427,578,297	$–	$–	$427,578,297
Investment Companies	15,881,041	–	–	15,881,041
Total Investments	443,459,338	–	–	443,459,338
Liabilities
Other Financial Instruments** Futures Contracts	(70,170)	–	–	(70,170)
International Bond
Assets
Long Term Debt Securities*	–	98,833,270	–	98,833,270
Short Term Debt Securities	–	9,175,378	–	9,175,378
Investment Companies	15,849,164	–	–	15,849,164
Total Investments	15,849,164	108,008,648		123,857,812
Other Financial Instruments** Forward Foreign Currency Contracts	–	3,526,654	–	3,526,654
Liabilities
Other Financial Instruments** Forward Foreign Currency Contracts	–	(1,068,938)	–	(1,068,938)
Index 400 Mid-Cap
Assets
Common Stocks*	180,076,434	–	–	180,076,434
Investment Companies	7,253,243	–	–	7,253,243
Total Investments	187,329,677	–	–	187,329,677
Other Financial Instruments** Futures Contracts	60,814	–	–	60,814
Real Estate Securities
Assets
Common Stocks	107,785,696	–	–	107,785,696
Preferred Stocks	1,424,200	–	–	1,424,200
Investment Company	1,345,047	–	–	1,345,047
Total Investments	110,554,943	–	–	110,554,943
Liabilities
Other Financial Instruments** Written Options	(4,843)	–	–	(4,843)

*  For additional details, see Schedule of Investments.

**  Investments in Other Financial Instruments are derivative instruments reflected in the notes to the Schedule of Investments in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the instruments.

Level 2 Measurements:

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions,

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Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Long-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Level 3 Measurements:

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3.

Corporate obligations comprised of U.S. corporate and foreign corporate securities – These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

For the period ended December 31, 2012, it has been determined that no significant transfers between Levels 1 and 2 occurred.

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The Fund's policy is to recognize transfers between the levels as of the end of the year. The following table presents the fiscal year-to-date activity of Level 3 securities held at the beginning and the end of the period.

Fund	Beginning Balance December 31, 2011	Purchases	Sales	Accrued discounts (premiums)	Total realized and unrealized gains (losses)	Transfers in to Level 3 (1)	Transfers out of Level 3 (1)	Ending Balance 12/31/2012	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2012
Bond
Asset-Backed	$1,654,362	$—	$—	$2	$279,504	$—	$1,933,868	$—	$—
Other Mortgage
Backed	23,906	—	40,644	(126)	16,864	1,866,301	—	1,866,301	—
Corporate
Obligation	—	3,275,726	—	(777)	128,693	5,637,642	—	9,041,284	128,693
Total	1,678,268	3,275,726	40,644	(901)	425,061	7,503,943	1,933,868	10,907,585	128,693
Mortgage Securities
Asset-Backed	867,653	—	192,330	2	21,745	—	697,070	—	—
Other Mortgage
Backed	544,165	—	451,397	(488)	162,622	659,175	254,902	659,175	—
Total	1,411,818	—	643,727	(486)	184,367	659,175	951,972	659,175	—
International Bond
Malaysia	389,229	378,946	774,803	6,393	235	—	—	—	—
Philippines	14,649	—	15,368	117	602	—	—	—	—
Sri Lanka	1,877,885	—	3,367	7,810	(294,338)	—	1,587,990	—	—
Total	2,281,763	378,946	793,538	14,320	(293,501)	—	1,587,990	—	—

(1)  Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

Quantitative Information Regarding Level 3 Assets

The following table provides a summary of the significant unobservable inputs used in the fair value measurements of Level 3 assets at December 31, 2012:

Fund	Fair value	Valuation technique	Unobservable input	Range (Weighted average)
Bond
Other Mortgage-Backed –			Implied spread to	1281 bps – 2745 bps
Non-Investment Grade	$1,866,301	Discounted cash flow	U.S. Treasuries (1)	(2074 bps)
			Implied spread to	154 bps – 538 bps
Corporate Obligations	9,041,284	Discounted cash flow	U.S. Treasuries (1)	(360 bps)
Mortgage Securities
Other Mortgage-Backed –			Implied spread to	1281 bps – 1747 bps
Non-Investment Grade	659,175	Discounted cash flow	U.S. Treasuries (1)	(1571 bps)

(1)  The valuation is based on non-binding broker quotes where quantitative inputs are not observable. Unobservable inputs primarily relate to an implied discounted cash flow modeling spread applied to U.S. Treasuries representing an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality. For any increase (decrease) in the implied spread to U.S. Treasuries, the fair value of the assets will decrease (increase).

Securian Funds Trust
Notes to Financial Statements – continued

(7)   Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the statement of financial position and the location, by line item, of amounts of gains and losses reported in the statement of financial performance. Generally the derivative instruments outstanding at the end of the year are disclosed in the Notes to Schedule of Investments.

Equity derivatives were purchased or sold to manage the Advantus Index 500 and Index 400 Mid-Cap Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds.

The Advantus Real Estate Securities Fund includes as a non-principal investment strategy the writing (selling) of covered call options. Generally, the strategy will write call options near a price target for the stock. The goal of the covered call strategy is to enhance income of the Fund through the receipt of premium income from the sale of the call, and to decrease volatility of the overall Fund.

Interest rate derivatives are used both to manage the average duration of a Fund's fixed income portfolio, as well as to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the Advantus International Bond Fund's current or intended investments in foreign securities, as well as, to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

The tables below detail the risk exposure of each of the Funds from derivative instruments:

				Risk Exposure
Fund	Instrument Type	Total Value at December 31, 2012	Statement of Assets and Liabilities Location	Equity	Interest Rate	Foreign Exchange
Bond	Futures	$59,388	Variation margin receivable/payable*	$–	$59,388	$–
Mortgage Securities	Futures	7,692	Variation margin receivable/payable*	–	7,692	–
Index 500	Futures	(70,170)	Variation margin receivable/payable*	(70,170)	–	–
International Bond	Foreign Currency Forwards	3,526,654	Unrealized appreciation on forward foreign currency contracts	–	–	3,526,654
	Foreign Currency Forwards	(1,068,938)	Unrealized depreciation on forward foreign currency contracts	–	–	(1,068,938)
Index 400 Mid-Cap	Futures	60,814	Variation margin receivable/payable*	60,814	–	–
Real Estate Securities	Options	(4,843)	Call options written at value	(4,843)	–	–

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Securian Funds Trust
Notes to Financial Statements – continued

(7)   Derivative Instruments Reporting – (continued)

				Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Instrument Type	Total Value at December 31, 2012	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
Bond	Futures	$(572,172)	Net realized gains (losses) from futures transactions	$–	$(572,172)	$–
Mortgage Securities	Futures	(7,003)	Net realized gains (losses) from futures transactions	–	(7,003)	–
Index 500	Futures	1,457,352	Net realized gains (losses) from futures transactions	1,457,352	–	–
International Bond	Foreign Currency Forwards	2,414,993	Net realized gains (losses) from foreign currency transactions	–	–	2,414,993
Index 400 Mid-Cap	Futures	1,027,820	Net realized gains (losses) from futures transactions	1,027,820	–	–
Real Estate Securities	Options	168,734	Net realized gains (losses) from options transactions	168,734	–	–
				Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Instrument Type	Total Value at December 31, 2012	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
Bond	Futures	$143,066	Net change in unrealized appreciation or depreciation on futures transactions	$–	$143,066	$–
Mortgage Securities	Futures	7,692	Net change in unrealized appreciation or depreciation on futures transactions	–	7,692	–
Index 500	Futures	(391,290)	Net change in unrealized appreciation or depreciation on futures transactions	(391,290)	–	–
International Bond	Foreign Currency Forwards	3,294,807	Net change in unrealized appreciation or depreciation on foreign currency transactions	–	–	3,294,807
Index 400 Mid-Cap	Futures	50,496	Net change in unrealized appreciation or depreciation on futures transactions	50,496	–	–
Real Estate Securities	Options	9,775	Net change in unrealized appreciation or depreciation on written options	9,775	–	–

Securian Funds Trust
Notes to Financial Statements – continued

(7)   Derivative Instruments Reporting – (continued)

Option Contracts Written

Contracts and premium amounts associated with options contracts written by the Fund during the year ended December 31, 2012 are as follows:

	Options outstanding at 12/31/2011	Written	Closed	Exercised	Expired	Options outstanding at 12/31/2012
Real Estate Securities
Premium amount	$51,223	$148,951	$53,026	$68,990	$54,633	$23,525
Number of contracts	447	1,827	815	646	324	489

As of December 31, 2012, Fund securities valued at $2,971,494 were held in escrow by the custodian as cover for call options written by the Fund.

Throughout 2012, the Funds had a slight increase in trading volume for interest rate derivatives and a slight decrease for foreign exchange derivatives from prior year.

(8)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

(unaudited)

Securian Funds Trust
Other Information

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 366 to reflect the one-half year period.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,035	0.51%	$2.61	$1,034	0.76%	$3.89
Money Market	1,000	1,000	0.16%	0.80	NA	NA	NA
Mortgage Securities	1,000	1,017	0.70%	3.55	1,016	0.94%	4.76
Index 500	1,000	1,058	0.24%	1.24	1,057	0.49%	2.53
International Bond	1,000	1,107	0.95%	5.03	1,105	1.20%	6.35
Index 400 Mid-Cap	1,000	1,091	0.32%	1.68	1,089	0.56%	2.94
Real Estate Securities	1,000	1,033	0.94%	4.80	1,032	1.18%	6.03

(unaudited)

Securian Funds Trust
Other Information – continued

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,023	0.51%	$2.59	$1,021	0.76%	$3.86
Money Market	1,000	1,024	0.16%	0.81	NA	NA	NA
Mortgage Securities	1,000	1,022	0.70%	3.56	1,020	0.94%	4.77
Index 500	1,000	1,024	0.24%	1.22	1,023	0.49%	2.49
International Bond	1,000	1,020	0.95%	4.82	1,019	1.20%	6.09
Index 400 Mid-Cap	1,000	1,024	0.32%	1.63	1,022	0.56%	2.85
Real Estate Securities	1,000	1,020	0.94%	4.77	1,019	1.18%	5.99

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus Capital uses to vote proxies related to the Trust's securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(unaudited)

Securian Funds Trust
Trustees and Executive Officers

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
Julie K. Getchell 1954	Trustee since October 21, 2011

Retired; Senior Financial Consultant/Manager, Cargill, Inc. Controller's Group, Animal Nutrition Business and Tartan Program from 2009 to 2012; Chief Financial Officer/Senior Managing Director, LaCrosse Global Fund Services from 2005 to 2009; Consultant, Black River Asset Management from 2004 to 2005; Chief Financial Officer, Prestige Resorts & Destinations LTD from 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc. from 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc. from 1991 to 1996; Director of Financial Analysis, RBC Dain Rauscher Inc. from 1987 to 1991; Assistant Controller, RBC Dain Rauscher Inc. from 1985 to 1987; Senior Auditor, Deloitte from 1982 to 1985; Chartered Financial Analyst.

Linda L. Henderson 1949	Trustee since January 25, 2007

Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

(unaudited)

Securian Funds Trust
Trustees and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees — continued
William C. Melton 1947	Trustee since April 25, 2002

Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis Star Tribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee
Gregory S. Strong 1944	Trustee since October 21, 2011

Retired; President, Advantus Series Fund, Inc. from April 2007 to July 2011; retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc., Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

(unaudited)

Securian Funds Trust
Trustees and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2)
David M. Kuplic 1957	President since July 28, 2011

Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President, Marketview Properties IV, LLC

(unaudited)

Securian Funds Trust
Trustees and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2) — continued
Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003

Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998 and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties IV, LLC

Bruce P. Shay 1961	Vice President since July 28, 2011

Executive Vice President, Minnesota Life Insurance Company since March 2010; Executive Vice President, Securian Financial Group, Inc. since March 2010; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Minnesota Life Insurance Company, February 2004 to February 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(unaudited)

Securian Funds Trust
Trustees and Executive Officers – continued

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a 'corporate' officer of the Trust, Vicki L. Bailey, born in 1955, has served as the Trust's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets); Vice President and Secretary, Marketview Properties IV, LLC.

The Trust's Statement of Additional Information (SAI) includes additional information about the Trust's trustees and is available without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll-free, at (800) 995-3850.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2013

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2013 Securian Funds Trust All rights reserved.

F38897 Rev 2-2013

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Getchell as the Audit Committee’s financial expert.  Ms. Getchell is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2012	2011
$176,185	$173,755

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2012	2011
-0-	-0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2012	2011
$19,000	$16,020

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2012	2011
-0-	-0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)                   Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Trust and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Trust’s independent audit firm directly for the Trust. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Trust’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Trust merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews, if applicable

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Trust merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
no
yes
Does service relate directly to the operations and financial reporting of the Trust?
yes
Pre-approval of service on a case-by-case basis.
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service Audit Services?
yes
Pre-approval annually by Audit Committee
Is service Audit-related or Tax Services?
yes
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
yes
Pre-approval of service by Committee on a case-by-case basis no
Pre-approval of service by Committee Chair on a case-by-case basis
Is service other Non-Audit Services?
yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)                   None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   No disclosures are required by this Item 4(f).

(g)                                  The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2012	2011
$461,983	$393,700

(h)                                 The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”).  The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees.  The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style.  The members of the goverance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)                                 Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date:  March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)
Date: March 1, 2013